UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21081

ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2006

Date of reporting period:    February 28, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Blended Style Funds

U.S. Large Cap Portfolio


Semi-Annual Report

February 28, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



April 17, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio (the "Fund") for the semi-annual reporting period ended February 28, 2006. The Fund invests in the AllianceBernstein Pooling Portfolios and the Pooling Portfolios' investment adviser is AllianceBernstein L.P

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in underlying portfolios that invest in large-capitalization companies. In managing the Fund, AllianceBernstein diversifies the investment portfolio between growth and value equity investment styles. AllianceBernstein selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, AllianceBernstein seeks to provide the highest level of long-term return given the associated levels of risk. Normally, approximately 50% of the value of the Fund's investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, AllianceBernstein will rebalance the Fund's portfolio as necessary to maintain this targeted allocation.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended February 28, 2006.

The Fund outperformed its benchmark for both the six- and 12-month periods ended February 28, 2006. While both the growth and value components of the Fund's portfolio contributed positively to relative performance during both periods, the Fund benefited significantly from the stronger relative performance of the growth component of the portfolio.

For both periods, security selection accounted for all of the relative performance while sector selection modestly detracted. Within both the growth and value components of the Fund, security selection was strongest in the technology sector, where companies benefited from an acceleration in capital spending. An overweighted position in the consumer discretionary sector modestly detracted from the Fund's performance during the 12-month period ended February 28, 2006.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 1


Market Review and Investment Strategy

Valuations within the equity market, as measured by price/earnings ratios, are unusually compressed. As such, the Fund's Blend Investment Policy Team (the "team") sees reduced opportunity for value stocks. Because the value investment process explicitly targets portfolio risk to be proportional to the expected return, the Fund's value stock exposure is broadly diversified and active sector weights remain small. The team has a more aggressive stance for the growth stock exposure, as it believes that the cyclical backdrop appears conducive to unwinding the under pricing of growth. In the team's view, many growth stocks remain priced at levels that understate their growth prospects, creating opportunities to exploit through the team's disciplined research process.


2 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Because the Fund allocates its investments between growth and value stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARK                           --------------------------
PERIODS ENDED FEBRUARY 28, 2006                       6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein Blended Style Funds
U.S. Large Cap Portfolio
   Class A                                              8.84%         14.34%
-------------------------------------------------------------------------------
   Class B                                              8.38%         13.60%
-------------------------------------------------------------------------------
   Class C                                              8.46%         13.59%
-------------------------------------------------------------------------------
   Advisor Class                                        9.09%         14.83%
-------------------------------------------------------------------------------
   Class R                                              8.63%         14.05%
-------------------------------------------------------------------------------
   Class K**                                            8.83%         14.05%*
-------------------------------------------------------------------------------
   Class I**                                            8.98%         14.38%*
-------------------------------------------------------------------------------
S&P 500 Stock Index                                     5.92%          8.39%
-------------------------------------------------------------------------------

*  Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------

                            NAV Returns        SEC Returns
Class A Shares
1 Year                         14.34%              9.52%
Since Inception*               10.93%              9.62%

Class B Shares
1 Year                         13.60%              9.60%
Since Inception*               10.16%              9.95%

Class C Shares
1 Year                         13.59%             12.59%
Since Inception*               10.19%             10.19%

Advisor Class Shares
1 Year                         14.83%             14.83%
Since Inception*               11.32%             11.32%

Class R Shares+
1 Year                         14.05%             14.05%
Since Inception*                8.36%              8.36%

Class K Shares+
Since Inception*               14.05%             14.05%

Class I Shares+
Since Inception*               14.38%             14.38%


* Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that Class R, Class K and Class I shares are new share class offerings for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------

                                               SEC Returns
Class A Shares
1 Year                                            13.38%
Since Inception*                                   9.50%

Class B Shares
1 Year                                            13.55%
Since Inception*                                   9.80%

Class C Shares
1 Year                                            16.55%
Since Inception*                                  10.01%

Advisor Class Shares
1 Year                                            18.83%
Since Inception*                                  11.13%

Class R Shares+
1 Year                                            18.05%
Since Inception*                                   8.15%

Class K Shares+
1 Year                                            18.43%
Since Inception*                                  13.23%

Class I Shares+
1 Year                                            18.76%
Since Inception*                                  13.61%


* Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            Beginning                         Ending
                          Account Value                    Account Value                   Expenses Paid
                        September 1, 2005                February 28, 2006                 During Period*
                -------------------------------   -------------------------------   ---------------------------
                   Actual        Hypothetical        Actual      Hypothetical**       Actual      Hypothetical
                -----------   -----------------   -----------   -----------------   -----------   -------------
Class A            $1,000          $1,000          $1,088.42         $1,017.85        $ 7.25          $ 7.00
Class B            $1,000          $1,000          $1,083.81         $1,014.23        $11.01          $10.64
Class C            $1,000          $1,000          $1,084.64         $1,014.33        $10.91          $10.54
Advisor
  Class            $1,000          $1,000          $1,090.87         $1,019.34        $ 5.70          $ 5.51
Class R            $1,000          $1,000          $1,086.33         $1,016.27        $ 8.90          $ 8.60
Class K            $1,000          $1,000          $1,088.35         $1,017.90        $ 7.20          $ 6.95
Class I            $1,000          $1,000          $1,089.79         $1,019.39        $ 5.65          $ 5.46


* Expenses are equal to the classes' annualized expense ratios of 1.40%, 2.13%, 2.11%, 1.10% 1.72%, 1.39% and 1.09%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses of the Underlying Portfolios in which the Fund invests are not included herein.

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 7


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $168.0


HOLDINGS BREAKDOWN*
[ ]  50.2%  AllianceBernstein U.S. Value
            Portfolio                               [PIE CHART OMITTED]
[ ]  49.8%  AllianceBernstein U.S. Large
            Cap Growth Portfolio


* All data are as of February 28, 2006. The Fund's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Fund invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Fund's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 43-53.


8 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)


ASSETS
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Value Portfolio
    (shares of 7,771,613)                                        $   84,555,153
  AllianceBernstein U.S. Large Cap Growth Portfolio
    (shares of 7,015,130)                                            83,971,109
                                                                 --------------
  Total investments (cost $127,295,021)                             168,526,262
Receivable for capital stock sold                                       291,251
Receivable for investments sold                                         180,465
                                                                 --------------
Total assets                                                        168,997,978
                                                                 --------------
LIABILITIES
Payable for capital stock redeemed                                      664,906
Distribution fee payable                                                 91,524
Advisory fee payable                                                     85,319
Transfer Agent fee payable                                               18,808
Accrued expenses and other liabilities                                   99,115
                                                                 --------------
Total liabilities                                                       959,672
                                                                 --------------
Net Assets                                                       $  168,038,306
                                                                 ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                            $       12,648
Additional paid-in capital                                          124,738,956
Accumulated net investment loss                                        (666,085)
Accumulated net realized gain on investment transactions              2,721,546
Net unrealized appreciation of investments                           41,231,241
                                                                 --------------
                                                                 $  168,038,306
                                                                 ==============

CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                                       Net Asset Value and:
                                                  -----------------------------
                                      Shares        Offering       Redemption
Class               Net Assets     Outstanding        Price          Price
-------------------------------------------------------------------------------
A                  $55,279,269       4,099,921        $14.08*        $13.48
B                  $64,212,467       4,885,296        $13.14             --
C                  $36,923,538       2,808,614        $13.15             --
Advisor            $11,589,364         851,195        $13.62         $13.62
R                  $    11,495             857        $13.41         $13.41
K                  $    11,069           820.5        $13.49         $13.49
I                  $    11,104           820.5        $13.53         $13.53


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 9


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (unaudited)


INVESTMENT INCOME
Income distributions from Underlying
  Portfolios                                                       $    885,754

EXPENSES
Advisory fee                                      $    548,020
Distribution fee--Class A                               82,889
Distribution fee--Class B                              323,353
Distribution fee--Class C                              183,078
Distribution fee--Class R                                   28
Distribution fee--Class K                                   13
Transfer agency--Class A                                40,034
Transfer agency--Class B                                53,898
Transfer agency--Class C                                28,142
Transfer agency--Advisor Class                           8,737
Transfer agency--Class R                                    14
Transfer agency--Class K                                    10
Transfer agency--Class I                                     7
Legal                                                   91,907
Printing                                                64,658
Registration                                            45,163
Administrative                                          42,000
Custodian                                               32,427
Audit                                                   24,121
Directors' fees                                         14,131
Miscellaneous                                            5,787
                                                  ------------
Total expenses                                       1,588,417
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                          (42,000)
Less: expense offset arrangement (see
  Note B)                                               (2,723)
                                                  ------------
Net expenses                                                          1,543,694
                                                                   ------------
Net investment loss                                                    (657,940)
                                                                   ------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENT TRANSACTIONS
Net realized gain on sale of Underlying
  Portfolio shares                                                    2,421,942
Net realized gain distributions from
  Underlying Portfolios                                                 830,461
Net change in unrealized appreciation/
  depreciation of investments in
  Underlying Portfolios                                              11,524,927
                                                                   ------------
Net gain on investment transactions                                  14,777,330
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $ 14,119,390
                                                                   ============

See notes to financial statements.


10 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                Six Months Ended    October 1,    July 1, 2004
                                   February 28,       2004 to           to
                                       2006         August 31,    September 30,
                                   (unaudited)         2005*          2004**
                                  =============   =============   =============
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment loss               $    (657,940)  $    (551,043)  $    (179,279)
Net realized gain on sale of
  Underlying Portfolio shares         2,421,942       8,351,621         204,041
Net realized gain distributions
  from Underlying Portfolios            830,461              -0-             -0-
Net change in unrealized
  appreciation/depreciation
  of investments in Underlying
  Portfolios                         11,524,927      10,737,217      (4,137,331)
                                  -------------   -------------   -------------

Net increase (decrease) in net
  assets from operations             14,119,390      18,537,795      (4,112,569)

DISTRIBUTIONS TO SHAREHOLDERS
FROM
Net realized gain on investment
  transactions
  Class A                            (2,232,611)     (1,881,052)             -0-
  Class B                            (2,669,669)     (2,321,919)             -0-
  Class C                            (1,492,820)     (1,396,394)             -0-
  Advisor Class                        (514,822)       (335,708)             -0-
  Class R                                  (461)           (356)             -0-
  Class K                                  (446)             -0-             -0-
  Class I                                  (446)             -0-             -0-

CAPITAL STOCK TRANSACTIONS
Net decrease                         (6,141,277)    (11,050,043)     (5,100,240)
                                  -------------   -------------   -------------

Total increase (decrease)             1,066,838       1,552,323      (9,212,809)

NET ASSETS
Beginning of period                 166,971,468     165,419,145     174,631,954
                                  -------------   -------------   -------------
End of period, (including
  accumulated net investment
  loss of ($666,085), ($8,145)
  and ($12,127), respectively)    $ 168,038,306   $ 166,971,468   $ 165,419,145
                                  =============   =============   =============


*  The Fund changed its fiscal year end from September 30 to August 31.

**  The Fund changed its fiscal year end from June 30 to September 30.

See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 11


NOTES TO FINANCIAL STATEMENTS
February 28, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Blended Style Series, Inc. (the "Company") was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio (the "Fund") and the ten portfolios of the AllianceBernstein Retirement Strategies (the "Funds"). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Large Cap Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.), (the "Adviser"). On May 20, 2005 the Fund acquired shares in the Underlying Portfolios through a tax-free exchange of Fund investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The transfer had no impact on the Fund's net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.


12 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Change of Fiscal Year End

During 2004 the Fund changed its fiscal year end from June 30 to September 30. Subsequently, in 2005, the Fund changed its fiscal year end from September 30


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 13


to August 31. Accordingly, the statement of changes in net assets and financial highlights reflect the periods from July 1, 2004 to September 30, 2004 and from October 1, 2004 to August 31, 2005.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .95% of the first $5 billion, .90% of the excess over $5 billion up to $7.5 billion, .85% of the excess over $7.5 billion up to $10 billion and .80% of the excess over $10 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis to 1.65% of average daily net assets for Class A shares, 2.35% of average daily net assets for Class B and Class C shares, 1.35% of average daily net assets for Advisor Class shares, 1.85% of average daily net assets for Class R shares, 1.60% of average daily net assets for Class K shares and 1.35% of average daily net assets for Class I shares. For the six months ended February 28, 2006, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. The Adviser agreed to waive its fees for such services. Such waivers amounted to $42,000 for the six months ended February 28, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $60,268 for the six months ended February 28, 2006.

For the six months ended February 28, 2006, the Fund's expenses were reduced by $2,723, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc., (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-


14 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


end sales charges of $3,956 from the sale of Class A shares and received $550,

$40,051 and $1,173 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended February 28, 2006.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,377,173, $800,702, $534 and $159 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $5,697,348 and $18,512,883, respectively, for the six months ended February 28, 2006.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $   41,231,241
Gross unrealized depreciation                                                -0-
                                                                 --------------
Net unrealized appreciation                                      $   41,231,241
                                                                 ==============

NOTE E

Capital Stock

There are 36,000,000,000 shares of $.001 par value capital stock authorized, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A, Class B, Class C, Advisor Class, and Class R shares consist of


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 15


6,000,000,000 authorized shares and Class K and Class I shares consist of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                                      Shares
                                   --------------------------------------------
                                    Six Months
                                      Ended        October 1,    July 1, 2004
                                   February 28,      2004 to          to
                                        2006       August 31,    September 30,
                                    (unaudited)       2005*          2004**
                                   ------------  --------------  --------------
Class A
Shares sold                            328,970         890,051         163,406
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of distributions                     155,496         140,332              -0-
-------------------------------------------------------------------------------
Shares converted from Class B           45,784          67,302          15,975
-------------------------------------------------------------------------------
Shares redeemed                       (740,359)     (1,208,771)       (286,180)
-------------------------------------------------------------------------------
Net decrease                          (210,109)       (111,086)       (106,799)
===============================================================================

Class B
Shares sold                            159,604         728,703         170,407
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of distributions                     161,668         142,127              -0-
-------------------------------------------------------------------------------
Shares converted to Class A            (46,304)        (68,542)        (16,191)
-------------------------------------------------------------------------------
Shares redeemed                       (524,580)     (1,168,524)       (287,612)
-------------------------------------------------------------------------------
Net decrease                          (249,612)       (366,236)       (133,396)
===============================================================================

Class C
Shares sold                            147,516         393,242          82,342
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of distributions                      73,827          71,956              -0-
-------------------------------------------------------------------------------
Shares redeemed                       (327,679)       (904,223)       (302,693)
-------------------------------------------------------------------------------
Net decrease                          (106,336)       (439,025)       (220,351)
===============================================================================

*  The Fund changed its fiscal year end from September 30 to August 31.

**  The Fund changed its fiscal year end from June 30 to September 30.


16 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                     Shares
                                   --------------------------------------------
                                    Six Months
                                       Ended       October 1,    July 1, 2004
                                   February 28,      2004 to          to
                                       2006        August 31,    September 30,
                                    (unaudited)      2005*           2004**
                                   ------------  --------------  --------------
Advisor Class
Shares sold                            318,988         166,789          39,520
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of distributions                      30,272          19,632              -0-
-------------------------------------------------------------------------------
Shares redeemed                       (247,760)       (212,701)        (24,055)
-------------------------------------------------------------------------------
Net increase (decrease)                101,500         (26,280)         15,465
===============================================================================

Class R
Shares sold                                 21              12               8
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of distributions                           1              -0-(b)          -0-
-------------------------------------------------------------------------------
Net increase                                22              12               8
===============================================================================

                                                 March 1, 2005(a)
                                                  to August 31,
                                                      2005*
                                                 --------------
Class K
Shares sold                                 -0-            820
---------------------------------------------------------------
Shares issued in reinvestment
  of distributions                           1              -0-
---------------------------------------------------------------
Net increase                                 1             820
===============================================================

Class I
Shares sold                                 -0-            820
---------------------------------------------------------------
Shares issued in reinvestment
  of distributions                           1              -0-
---------------------------------------------------------------
Net increase                                 1             820
===============================================================

(a)  Commencement of distribution.

(b)  Share amount is less than one full share.

*  The Fund changed its fiscal year end from September 30 to August 31.

**  The Fund changed its fiscal year end from June 30 to September 30.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 17


                                                       Amount
                                   --------------------------------------------
                                    Six Months
                                       Ended       October 1,        July 1,
                                   February 28,     2004 to          2004 to
                                       2006        August 31,     September 30,
                                   (unaudited)       2005*           2004**
                                   ------------  --------------  --------------
Class A
Shares sold                        $ 4,413,644    $ 11,034,740    $  1,913,087
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of distributions                   2,074,313       1,754,149              -0-
-------------------------------------------------------------------------------
Shares converted from Class B          609,404         837,074         186,897
-------------------------------------------------------------------------------
Shares redeemed                     (9,861,939)    (14,862,514)     (3,317,464)
-------------------------------------------------------------------------------
Net decrease                       $(2,764,578)   $ (1,236,551)   $ (1,217,480)
===============================================================================

Class B
Shares sold                        $ 2,088,415    $  8,933,314    $  1,953,176
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of distributions                   2,106,538       1,748,158              -0-
-------------------------------------------------------------------------------
Shares converted to Class A           (609,404)       (837,074)       (186,897)
-------------------------------------------------------------------------------
Shares redeemed                     (6,837,246)    (14,123,211)     (3,306,673)
-------------------------------------------------------------------------------
Net decrease                       $(3,251,697)   $ (4,278,813)   $ (1,540,394)
===============================================================================

Class C
Shares sold                        $ 1,930,514    $  4,761,972    $    951,751
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of distributions                     961,963         885,059              -0-
-------------------------------------------------------------------------------
Shares redeemed                     (4,275,739)    (10,914,129)     (3,481,143)
-------------------------------------------------------------------------------
Net decrease                       $(1,383,262)   $ (5,267,098)   $ (2,529,392)
===============================================================================

Advisor Class
Shares sold                        $ 4,233,839    $  2,074,297    $    468,629
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of distributions                     407,462         246,581              -0-
-------------------------------------------------------------------------------
Shares redeemed                     (3,383,334)     (2,608,808)       (281,703)
-------------------------------------------------------------------------------
Net increase (decrease)            $ 1,257,967    $   (287,930)   $    186,926
===============================================================================

Class R
Shares sold                        $       273    $        147    $        100
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of distributions                          16               2              -0-
-------------------------------------------------------------------------------
Net increase                       $       289    $        149    $        100
===============================================================================


*  The Fund changed its fiscal year end from September 30 to August 31.

**  The Fund changed its fiscal year end from June 30 to September 30.


18 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                              Amount
                                   ----------------------------
                                    Six Months
                                      Ended          March 1,
                                   February 28,     2005(a) to
                                       2006         August 31,
                                   (unaudited)        2005*
                                   ------------  --------------
Class K
Shares sold                         $       -0-   $     10,100
---------------------------------------------------------------
Shares issued in reinvestment
  of distributions                           2              -0-
---------------------------------------------------------------
Net increase                        $        2    $     10,100
===============================================================

Class I
Shares sold                         $       -0-   $     10,100
---------------------------------------------------------------
Shares issued in reinvestment
  of distributions                           2              -0-
---------------------------------------------------------------
Net increase                        $        2    $     10,100
===============================================================

(a)  Commencement of distribution.

*  The Fund changed its fiscal year end from September 30 to August 31.


NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk--An Underlying Portfolio's investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2006.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 19


NOTE H

Distributions to Shareholders

The tax character of distributions for the year ending August 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the periods October 1, 2004 to August 31, 2005, July 1, 2004 to September 30, 2004 and the fiscal year ended June 30, 2004, were as follows:

                                 October 1, 2004   July 1, 2004     Year Ended
                                  August 31, to    September 30,     June 30,
                                      2005           to 2004           2004
                                  =============   =============   =============
Distributions paid from:
  Ordinary income                 $          -0-  $          -0-  $     325,518
  Long term capital gains             5,935,429              -0-             -0-
                                  -------------   -------------   -------------
Total taxable distributions           5,935,429              -0-        325,518
                                  -------------   -------------   -------------
Total distributions paid          $   5,935,429   $          -0-  $     325,518
                                  -------------   -------------   -------------


As of August 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                    $      315,425
Undistributed long-term capital gains                                 6,070,459
Unrealized appreciation/(depreciation)(a)                            29,700,849
                                                                 --------------
Total accumulated earnings/(deficit)(b)                          $   36,086,733
                                                                 ==============


(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the difference between book and tax amortization of organization costs.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:


20 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 21


the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Advisor either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities


22 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On Aprill 11, 2006, the court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 23


defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


24 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class A
                                    ------------------------------------------------------------------------
                                    Six Months       October 1,        July 1,
                                       Ended            2004            2004           Year          July 15,
                                   February 28,          to              to           Ended        2002(c) to
                                        2006         August 31,      September       June 30,        June 30,
                                    (unaudited)        2005(a)       30, 2004(b)       2004            2003
                                    -----------     ------------     -----------    -----------   -----------
Net asset value, beginning
  of period                           $12.89            $11.87          $12.14         $10.68         $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income (loss)(d)(e)                   (.02)              .01             .00(f)         .01(g)         .02
Net realized and unrealized
  gain (loss) on investment
  transactions                          1.15              1.44            (.27)          1.47            .68
Net increase (decrease) in
  net asset value from
  operations                            1.13              1.45            (.27)          1.48            .70

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                  -0-               -0-             -0-            -0-          (.02)
Distributions from net realized
  gain on investment
  transactions                          (.54)             (.43)             -0-          (.02)            -0-
Total dividends and
  distributions                         (.54)             (.43)             -0-          (.02)          (.02)
Net asset value, end of period        $13.48            $12.89          $11.87         $12.14         $10.68

TOTAL RETURN
Total investment return based
  on net asset value(h)                 8.84%            12.35%          (2.22)%        13.88%          6.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $55,279           $55,567         $52,492        $54,956        $37,789
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      1.40%(i)(j)(k)    1.47%(i)(j)     1.47%(i)       1.53%         1.65%(i)
  Expenses, before waivers/
    reimbursements                      1.45%(i)(j)(k)    1.52%(i)(j)     1.74%(i)       1.76%         2.62%(i)
  Net investment
    income (loss)(e)                    (.36)%(i)(k)       .06%(i)         .01%(i)        .09%(g)       .20%(i)
Portfolio turnover rate                    3%               44%             11%            39%            25%



See footnote summary on page 31.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 25


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Class B
                                    -----------------------------------------------------------------------
                                    Six Months       October 1,        July 1,
                                       Ended           2004             2004           Year         July 15,
                                    February 28,        to              to           Ended        2002(c) to
                                        2006         August 31,       September      June 30,       June 30,
                                    (unaudited)        2005(a)       30, 2004(b)       2004           2003
                                    -----------     ------------     -----------    -----------    -----------
Net asset value, beginning
  of period                           $12.63            $11.71          $11.99         $10.62        $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(d)(e)               (.07)             (.07)           (.02)          (.07)(g)      (.04)
Net realized and unrealized
  gain (loss) on investment
  transactions                          1.12              1.42            (.26)          1.46           .67
Net increase (decrease) in
  net asset value from
  operations                            1.05              1.35            (.28)          1.39           .63

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                  -0-               -0-             -0-            -0-         (.01)
Distributions from net realized
  gain on investment
  transactions                          (.54)             (.43)             -0-          (.02)           -0-
Total dividends and
  distributions                         (.54)             (.43)             -0-          (.02)         (.01)
Net asset value, end of period        $13.14            $12.63          $11.71         $11.99        $10.62

TOTAL RETURN
Total investment return based
  on net asset value(h)                 8.38%            11.64%          (2.34)%        13.11%         6.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $64,213           $64,829            $64,399        $67,551    $47,963
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      2.13%(i)(j)(k)    2.19%(i)(j)     2.19%(i)       2.25%        2.35%(i)
  Expenses, before waivers
    reimbursements                      2.17%(i)(j)(k)    2.24%(i)(j)     2.46%(i)       2.48%        3.28%(i)
  Net investment loss(e)               (1.08)%(i)(k)      (.66)%(i)       (.71)%(i)      (.63)%(g)    (.50)%(i)
Portfolio turnover rate                    3%               44%             11%            39%           25%



See footnote summary on page 31.


26 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                Class C
                                    -----------------------------------------------------------------------
                                     Six Months       October 1,       July 1,
                                       Ended             2004          2004          Year        July 15,
                                    February 28,          to            to          Ended       2002(c) to
                                        2006          August 31,    September       June 30,     June 30,
                                    (unaudited)        2005(a)     30, 2004(b)       2004          2003
                                    -----------     ------------   -----------    -----------   -----------
Net asset value, beginning
  of period                           $12.63            $11.71          $11.99       $10.62        $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(d)(e)               (.07)             (.07)           (.02)        (.07)(g)      (.04)
Net realized and unrealized
  gain (loss) on investment
  transactions                          1.13              1.42            (.26)        1.46           .67
Net increase (decrease) in
  net asset value from
  operations                            1.06              1.35            (.28)        1.39           .63

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                  -0-               -0-             -0-          -0-         (.01)
Distributions from net realized
  gain on investment
  transactions                          (.54)             (.43)             -0-        (.02)           -0-
Total dividends and
  distributions                         (.54)             (.43)             -0-        (.02)         (.01)
Net asset value, end of period        $13.15            $12.63          $11.71       $11.99        $10.62

TOTAL RETURN
Total investment return based
  on net asset value(h)                 8.46%            11.64%          (2.34)%      13.11%         6.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $36,924              $36,807      $39,267      $42,854       $28,806
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      2.11%(i)(j)(k)    2.17%(i)(j)     2.18%(i)     2.24%         2.35%(i)
  Expenses, before waivers/
    reimbursements                      2.16%(i)(j)(k)    2.22%(i)(j)     2.45%(i)     2.47%         3.26%(i)
  Net investment loss(e)               (1.07)%(i)(k)      (.63)%(i)       (.71)%(i)    (.62)%(g)     (.47)%(i)
Portfolio turnover rate                    3%               44%             11%          39%           25%



See footnote summary on page 31.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 27



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Advisor Class
                                  ------------------------------------------------------------------------
                                    Six Months    October 1,       July 1,
                                      Ended         2004           2004           Year          July 15,
                                   February 28,      to             to           Ended        2002(c) to
                                       2006       August 31,     September       June 30,       June 30,
                                   (unaudited)     2005(a)       30, 2004(b)       2004           2003
                                  -----------    ------------    -----------    -----------    -----------
Net asset value, beginning
  of period                         $12.99           $11.92         $12.18       $10.71         $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(d)(e)            .00(f)           .04            .01          .04(g)         .04
Net realized and unrealized
  gain (loss) on investment
  transactions                        1.17             1.46           (.27)        1.48            .69
Net increase (decrease) in
  net asset value from
  operations                          1.17             1.50           (.26)        1.52            .73

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                -0-              -0-            -0-        (.03)          (.02)
Distributions from net realized
  gain on investment
  transactions                        (.54)            (.43)            -0-        (.02)            -0-
Total dividends and
  distributions                       (.54)            (.43)            -0-        (.05)          (.02)
Net asset value, end of period      $13.62           $12.99         $11.92       $12.18         $10.71

TOTAL RETURN
Total investment return based
  on net asset value(h)               9.09%           12.73%         (2.13)%      14.20%          7.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                  $11,589           $9,737         $9,251       $9,261         $7,263
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                    1.10%(i)(j)(k)   1.17%(i)(j)    1.17%(i)     1.23%          1.35%(i)
  Expenses, before waivers/
    reimbursements                    1.15%(i)(j)(k)   1.22%(i)(j)    1.44%(i)     1.46%          4.78%(i)
  Net investment income(e)             .01%(i)(k)       .36%(i)        .31%(i)      .39%(g)        .48%(i)
Portfolio turnover rate                  3%              44%            11%          39%            25%



See footnote summary on page 31.


28 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class R
                                             --------------------------------------------------
                                             Six Months      October 1,     July 1,    Feburary 17,
                                                Ended           2004          2004        2004(l)
                                             February 28,        to            to           to
                                                 2006        August 31,    September      June 30,
                                             (unaudited)       2005(a)     30, 2004(b)     2004
                                             -----------     -----------   -----------  -----------
Net asset value, beginning of period          $12.85          $11.86        $12.13        $12.27

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)(e)                         (.04)         (.02)         (.01)         (.01)(g)
Net realized and unrealized gain (loss)
  on investment transactions                      1.14          1.44          (.26)         (.13)
Net increase (decrease) in net asset value
  from operations                                 1.10          1.42          (.27)         (.14)

LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions                         (.54)         (.43)           -0-           -0-
Net asset value, end of period                  $13.41        $12.85        $11.86        $12.13

TOTAL RETURN
Total investment return based on
  net asset value(h)                              8.63%        12.10%        (2.23)%       (1.14)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                  $11           $11           $10           $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(i)                             1.72%(j)(k)   1.72%(j)      1.66%         1.78%
  Expenses, before waivers/
    reimbursements(i)                             1.77%(j)(k)   1.77%(j)      1.93%         2.15%
  Net investment loss(e)(i)                       (.65)%(k)     (.20)%        (.18)%        (.12)%(g)
Portfolio turnover rate                              3%           44%           11%           39%



See footnote summary on page 31.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Class K
                                                   --------------------------
                                                   Six Months
                                                      Ended        March 1,
                                                   February 28,   2005(l) to
                                                       2006       August 31,
                                                   (unaudited)       2005
                                                   ------------  ------------
Net asset value, beginning of period                   $12.90       $12.31

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)(e)                                (.02)        (.03)
Net realized and unrealized gain on investment
  transactions                                           1.15          .62
Net increase in net asset value from operations          1.13          .59

LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions                                (.54)          -0-
Net asset value, end of period                         $13.49       $12.90

TOTAL RETURN
Total investment return based on net asset
  value(h)                                               8.83%        4.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                 $11          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(i)(j)          1.39%(k)     1.51%
  Expenses, before waivers/reimbursements(i)(j)          1.44%(k)     1.56%
  Net investment loss(e)(i)                              (.32)%(k)    (.50)%
Portfolio turnover rate                                     3%          44%


See footnote summary on page 31.


30 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Class I
                                                   --------------------------
                                                    Six Months
                                                      Ended        March 1,
                                                    February 28,  2005(l) to
                                                       2006       August 31,
                                                    (unaudited)      2005
                                                   ------------  ------------
Net asset value, beginning of period                   $12.92       $12.31

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)(e)                                 .00(f)      (.01)
Net realized and unrealized gain on investment
  transactions                                           1.15          .62
Net increase in net asset value from operations          1.15          .61

LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions                                (.54)          -0-
Net asset value, end of period                         $13.53       $12.92

TOTAL RETURN
Total investment return based on net asset
  value(h)                                               8.98%        4.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                 $11          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(i)(j)          1.09%(k)     1.19%
  Expenses, before waivers/reimbursements(i)(j)          1.14%(k)     1.24%
  Net investment loss(e)(i)                              (.03)%(k)    (.17)%
Portfolio turnover rate                                     3%          44%


(a)  The Fund changed its fiscal year end from September 30 to August 31.

(b)  The Fund changed its fiscal year end from June 30 to September 30.

(c)  Commencement of operations.

(d)  Based on average shares outstanding.

(e)  Net of fees and expenses waived/reimbursed by the Adviser.

(f)  Amount is less than $.005.

(g)  Net of fees and expenses waived by the Transfer Agent.

(h) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(i)  Annualized.

(j) Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. The estimated blended expense ratio of the Underlying Portfolios was .05%, for the six months ended February 28, 2006.

(k) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(l)  Commencement of distribution.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 31


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Blended Style Series, Inc. fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. With respect to the second item of business, the approval to amend and restate the Charter of the Fund, an insufficient number of required outstanding shares voted in favor of the proposal and, therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows: (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement)


                                                                                               Withheld
                                                                               Voted For      Authority
--------------------------------------------------------------------------------------------------------
1.   The election of the Directors, each such
     Director to serve a term of an indefinite
     duration and until his or her successor
     is duly elected and qualifies.
     Ruth Block                                                                7,591,691        163,337
     David H. Dievler                                                          7,591,848        163,180
     John H. Dobkin                                                            7,595,285        159,743
     Michael J. Downey                                                         7,596,110        158,918
     William H. Foulk, Jr.                                                     7,592,942        162,086
     D. James Guzy                                                             7,587,921        167,107
     Marc O. Mayer                                                             7,596,267        158,761
     Marshall C. Turner, Jr.                                                   7,594,981        160,047


                                                                    Voted                        Broker
                                                    Voted For      Against      Abstained      Non-Votes
---------------------------------------------------------------------------------------------------------
2.   The amendment and restatement
     of the Fund's charter, which repealed
     in its entirety all currently existing
     charter provisions and substituted
     in lieu thereof new provisions set
     forth in the Form of Articles of
     Amendment and Restatement
     attached to the Fund's Proxy
     Statement as Appendix D.                       6,365,524      124,854     1,018,314      1,160,881



32 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Results of Shareholders Meeting

                                                                    Voted                       Broker
                                                    Voted For      Against     Abstained      Non-Votes
---------------------------------------------------------------------------------------------------------
3.   The amendment, elimination, or
     reclassification as non-fundamental
     of the fundamental investment
     restrictions regarding:
3.A. Diversification                                5,638,478      802,435       189,626      1,333,560
3.B. Issuing Senior Securities                      5,637,543      803,370       189,626      1,333,560
     and Borrowing Money
3.C. Underwriting Securities                        5,649,322      791,591       189,626      1,333,560
3.D. Concentration of Investments                   5,651,968      788,714       189,857      1,333,560
3.E. Real Estate and Companies                      5,634,922      805,759       189,857      1,333,560
     that Deal In Real Estate
3.F. Commodity Contracts and                        5,644,704      795,978       189,857      1,333,560
     Futures Contracts
3.G. Loans                                          5,644,630      796,052       189,857      1,333,560
3.L. Purchases of Securities on Margin              5,662,187      777,838       190,514      1,333,560
3.N. Pledging, Hypothecating,                       5,644,444      795,581       190,514      1,333,560
     Mortgaging, or Otherwise
     Encumbering Assets


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 33


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Seth J. Masters, Senior Vice President
Thomas J. Bardong, Vice President
Andrew W. Demakis, Vice President
Thomas J. Fontaine, Vice President
Joshua Lisser, Vice President
Christopher Nikolich, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Blend Investment Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Seth Masters, Andrew Demakis, Thomas Fontaine, Joshua Lisser and Christopher Nikolich, members of the Blend Investment Team are primarily responsible for the day-to-day management of the Fund's portfolio.


34 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Information Regarding the Review and Approval of the Portfolio's Advisory Agreement

In this disclosure, the term "Fund" refers to AllianceBernstein Blended Style Series, Inc., and the term "Portfolio" refers to the U.S. Large Cap Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 35


3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider


36 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that in the Portfolio's latest fiscal year the Adviser had waived reimbursement payments from the Portfolio.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 37


responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with an updated expense allocation methodology. The directors noted that the updated expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and


38 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of classes of shares of the Portfolio that are subject to the Portfolio's 12b-1 plan and retains a portion of such 12b-1 fees; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 15 to 14 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 187 to 169 funds in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1- and 3-year periods, and as compared to the Standard & Poor's 500 Stock Index (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1- and 3-year and since inception periods (July 2002 inception). The directors noted that in the Performance Group comparison the


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 39


Portfolio was in the 1st quintile in the 1-year period and 2nd quintile in the 3-year period (adjusted to 3rd quintile by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles), and in the Performance Universe comparison, the Portfolio was in the 2nd quintile in the 1- and 3-year periods. The comparative information showed that the Portfolio outperformed the index in the YTD and 1-year periods and underperformed the index in the 3-year and since inception periods. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Portfolio had much lower breakpoints than the fee schedule in the Portfolio's Advisory Agreement and that application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than those paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and


40 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The Lipper information included the pro forma expense ratio provided by the Adviser assuming the new lower contractual advisory fees implemented in January 2004 had been in effect in the Portfolio's most recent fiscal year. All references to the expense ratio are to the pro forma expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 65 basis points was materially lower than the Expense Group median. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment objective and strategies as the Portfolio for the same fee rate as the Portfolio. The directors noted that in the Portfolio's latest fiscal year, the administrative expense reimbursement of 5 basis points had been waived by the Adviser. The directors also noted that the Portfolio's pro forma total expense ratio, which had been capped by the Adviser (although the pro forma expense ratio was currently materially less than the cap), was slightly higher than the Expense Group median and materially higher than the Expense Universe median. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. They concluded that the Portfolio's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 41


rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


42 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

Pages 43-53 represent the holdings of the Underlying Portfolios in which the Fund invests, including specific breakdowns within the Underlying Portfolios. A copy of the Underlying Portfolios' unaudited semi-annual report is available upon request.


U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  34.9%   Financial
[ ]  12.1%   Energy
[ ]   9.5%   Consumer Growth
[ ]   8.9%   Consumer Staples
[ ]   8.7%   Utilities
[ ]   7.3%   Technology                            [PIE CHART OMITTED]
[ ]   5.7%   Capital Equipment
[ ]   4.3%   Consumer Cyclicals
[ ]   2.9%   Industrial Commodities
[ ]   1.3%   Services
[ ]   0.4%   Consumer Services
[ ]   0.3%   Non-Financial

[ ]   3.7%   Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  31.4%   Technology
[ ]  22.0%   Health Care
[ ]  15.3%   Finance
[ ]  11.9%   Consumer Services
[ ]   8.8%   Energy                                [PIE CHART OMITTED]
[ ]   6.0%   Consumer Staples
[ ]   2.2%   Aerospace & Defense
[ ]   1.2%   Capital Goods

[ ]   1.2%   Short-Term


* All data are as of February 28, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 43


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.0%

Financial-34.8%
Banks - NYC-6.8%
Citigroup, Inc.                                     1,444,500    $   66,981,465
J.P. Morgan Chase & Co.                             1,002,200        41,230,508
                                                                 --------------
                                                                    108,211,973
                                                                 --------------
Life Insurance-2.2%
Genworth Financial, Inc. Cl.A                         268,700         8,550,034
Jefferson-Pilot Corp.                                   9,900           596,475
MetLife, Inc.                                         276,650        13,865,698
Prudential Financial, Inc.                             42,800         3,297,312
Torchmark Corp.                                        43,600         2,383,612
UnumProvident Corp.                                   342,700         7,090,463
                                                                 --------------
                                                                     35,783,594
                                                                 --------------
Major Regional Banks-11.0%
Bank of America Corp.                               1,327,994        60,888,525
BB&T Corp.                                             32,700         1,292,631
Comerica, Inc.                                        163,000         9,343,160
Huntington Bancshares, Inc.                           326,300         7,847,515
KeyCorp                                                89,900         3,350,573
Mellon Financial Corp.                                308,300        11,126,547
National City Corp.                                   340,800        11,859,840
PNC Financial Services Group, Inc.                     57,600         4,052,160
Regions Financial Corp.                               330,200        11,484,356
SunTrust Banks, Inc.                                   99,200         7,179,104
U.S. Bancorp                                          216,700         6,698,197
Wachovia Corp.                                        481,350        26,989,294
Wells Fargo & Co.                                     224,600        14,419,320
                                                                 --------------
                                                                    176,531,222
                                                                 --------------
Multi-Line Insurance-2.9%
American International Group, Inc.                    498,500        33,080,460
The Hartford Financial Services Group, Inc.           151,900        12,513,522
                                                                 --------------
                                                                     45,593,982
                                                                 --------------
Property / Casualty Insurance-3.2%
ACE Ltd.                                              145,900         8,131,007
Old Republic International Corp.                      121,625         2,589,396
PartnerRe Ltd.                                         66,100         4,006,321
RenaissanceRe Holdings                                128,700         5,733,585
The Allstate Corp.                                     97,050         5,316,399
The Chubb Corp.                                        66,400         6,357,800
The St. Paul Travelers Cos., Inc.                     299,086        12,854,717
XL Capital Ltd. Cl.A                                   96,200         6,498,310
                                                                 --------------
                                                                     51,487,535
                                                                 --------------


44 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Savings & Loan-2.9%
Astoria Financial Corp.                                56,800    $    1,628,456
Fannie Mae                                            343,950        18,807,186
Freddie Mac                                           259,700        17,501,183
Washington Mutual, Inc.                               205,200         8,762,040
                                                                 --------------
                                                                     46,698,865
                                                                 --------------
Miscellaneous-5.8%
Federated Investors, Inc. Cl.B                        103,400         4,021,226
Lehman Brothers Holdings, Inc.                         76,300        11,135,985
MBIA, Inc.                                             89,800         5,274,852
Merrill Lynch & Co., Inc.                             389,500        30,073,295
MGIC Investment Corp.                                  28,100         1,791,375
Morgan Stanley                                        343,600        20,499,176
The Goldman Sachs Group, Inc.                         111,800        15,796,222
Waddell & Reed Financial Inc. Cl.A                    151,300         3,523,777
                                                                 --------------
                                                                     92,115,908
                                                                 --------------
                                                                    556,423,079
                                                                 --------------
Energy-12.1%
Gas Pipelines-0.1%
El Paso Corp.                                          56,000           732,480
                                                                 --------------
Offshore Drilling-1.5%
Diamond Offshore Drilling, Inc.                        54,200         4,194,538
ENSCO International, Inc.                              78,200         3,494,758
GlobalSantaFe Corp.                                   117,000         6,474,780
Noble Corp.                                            69,500         5,136,745
Rowan Cos., Inc.                                      126,800         5,103,700
                                                                 --------------
                                                                     24,404,521
                                                                 --------------
Oils - Integrated Domestic-2.9%
Conocophillips                                        333,100        20,305,776
Marathon Oil Corp.                                    128,100         9,043,860
Occidental Petroleum Corp.                            108,700         9,950,398
Total SA (ADR)                                         60,100         7,580,413
                                                                 --------------
                                                                     46,880,447
                                                                 --------------
Oils - Integrated International-7.6%
BP Plc (ADR)                                           99,700         6,622,074
Chevron Corp.                                         501,600        28,330,368
Exxon Mobil Corp.                                   1,446,300        85,866,831
                                                                 --------------
                                                                    120,819,273
                                                                 --------------
                                                                    192,836,721
                                                                 --------------
Consumer Growth-9.5%
Advertising-0.4%
The Interpublic Group of Cos., Inc.(a)                611,100         6,330,996
                                                                 --------------


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 45


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Drugs-5.0%
Bristol-Myers Squibb Co.                              201,800    $    4,661,580
Eli Lilly & Co.                                       153,300         8,526,546
Merck & Co., Inc.                                     643,200        22,421,952
Pfizer, Inc.                                        1,699,500        44,509,905
                                                                 --------------
                                                                     80,119,983
                                                                 --------------
Entertainment-2.4%
The Walt Disney Co.                                   198,900         5,567,211
Time Warner, Inc.                                   1,335,900        23,124,429
Viacom, Inc. Cl.B(a)                                  243,750         9,740,250
                                                                 --------------
                                                                     38,431,890
                                                                 --------------
Hospital Management-0.4%
HCA, Inc.                                              99,200         4,751,680
Tenet Healthcare Corp.(a)                             157,800         1,245,042
                                                                 --------------
                                                                      5,996,722
                                                                 --------------
Hospital Supplies-0.4%
Medco Health Solutions, Inc.(a)                       113,300         6,313,076
                                                                 --------------
Other Medical-0.1%
AmerisourceBergen Corp.                                40,200         1,848,798
                                                                 --------------
Radio - TV Broadcasting-0.8%
Comcast Corp. Cl.A(a)                                 303,800         8,150,954
Comcast Corp. Cl.A Special(a)                         148,950         3,984,412
                                                                 --------------
                                                                     12,135,366
                                                                 --------------
                                                                    151,176,831
                                                                 --------------
Consumer Staples-8.9%
Beverages - Soft, Lite & Hard-1.4%
Molson Coors Brewing Co. Cl.B                          18,900         1,185,975
PepsiCo, Inc.                                         124,100         7,335,551
The Coca-Cola Co.                                     342,000        14,353,740
                                                                 --------------
                                                                     22,875,266
                                                                 --------------
Foods-1.7%
Bunge Ltd.                                             53,800         3,049,922
ConAgra Foods, Inc.                                   419,900         8,830,497
Del Monte Foods Co.                                   229,400         2,495,872
General Mills, Inc.                                   198,500         9,776,125
Kellogg Co.                                             9,500           420,945
Kraft Foods, Inc. Cl.A                                 32,700           983,943
Sara Lee Corp.                                         99,400         1,756,398
                                                                 --------------
                                                                     27,313,702
                                                                 --------------
Restaurants-0.8%
Darden Restaurants, Inc.                               12,700           532,638
McDonald's Corp.                                      357,200        12,469,852
                                                                 --------------
                                                                     13,002,490
                                                                 --------------


46 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retail - Food-1.2%
Kroger Co.(a)                                         398,300    $    7,981,932
Safeway, Inc.                                         317,400         7,715,994
SUPERVALU, Inc.                                       119,150         3,765,140
                                                                 --------------
                                                                     19,463,066
                                                                 --------------
Soaps-1.5%
The Clorox Co.                                        152,900         9,319,255
The Procter & Gamble Co.                              120,700         7,233,551
Unilever NV                                            96,000         6,680,640
                                                                 --------------
                                                                     23,233,446
                                                                 --------------
Sugar Refiners-0.1%
Archer-Daniels-Midland Co.                             33,000         1,046,760
                                                                 --------------
Tobacco-2.2%
Altria Group, Inc.                                    395,250        28,418,475
UST, Inc.                                             173,900         6,761,232
                                                                 --------------
                                                                     35,179,707
                                                                 --------------
                                                                    142,114,437
                                                                 --------------
Utilities-8.6%
Electric Companies-3.0%
Alliant Energy Corp.                                   17,600           582,560
American Electric Power Co., Inc.                     140,850         5,141,025
Constellation Energy Group                             34,350         2,017,719
Dominion Resources, Inc.                              189,300        14,216,430
Edison International                                   11,100           492,396
Entergy Corp.                                         143,700        10,419,687
Exelon Corp.                                           27,600         1,576,236
FirstEnergy Corp.                                     135,600         6,926,448
Northeast Utilities                                   137,900         2,705,598
Wisconsin Energy Corp.                                 85,125         3,479,059
Xcel Energy, Inc.                                      30,600           567,936
                                                                 --------------
                                                                     48,125,094
                                                                 --------------
Telephone-5.6%
AT&T, Inc.                                            577,000        15,919,430
BellSouth Corp.                                       537,400        16,971,092
Crown Castle International Corp.(a)                   287,600         9,016,260
Sprint Corp.                                          766,100        18,409,383
Verizon Communications, Inc.                          887,800        29,918,860
                                                                 --------------
                                                                     90,235,025
                                                                 --------------
                                                                    138,360,119
                                                                 --------------
Technology-7.2%
Communication - Equip. Mfrs.-1.0%
ADC Telecommunications, Inc.(a)                       209,799         5,312,110
Corning, Inc.(a)                                      168,600         4,115,526
Tellabs, Inc.(a)                                      467,600         6,869,044
                                                                 --------------
                                                                     16,296,680
                                                                 --------------
Communication Services-0.2%
American Tower Corp. Cl.A(a)                           90,000         2,864,700
                                                                 --------------


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 47


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Communications Equipment-0.3%
Nokia Corp. (ADR)                                     231,100    $    4,293,838
                                                                 --------------
Computer/Instrumentation-0.8%
Celestica, Inc.(a)                                    339,400         3,685,884
Flextronics International, Ltd.(a)                    319,100         3,443,089
Sanmina-SCI Corp.(a)                                  599,600         2,314,456
Solectron Corp.(a)                                    959,100         3,462,351
                                                                 --------------
                                                                     12,905,780
                                                                 --------------
Computers-2.8%
EMC Corp.(a)                                          493,200         6,914,664
Hewlett-Packard Co.                                   910,800        29,883,348
International Business Machines Corp.                 106,500         8,545,560
                                                                 --------------
                                                                     45,343,572
                                                                 --------------
Computer Services/Software-1.1%
Electronic Data Systems Corp.                         388,400        10,370,280
Microsoft Corp.                                       266,000         7,155,400
                                                                 --------------
                                                                     17,525,680
                                                                 --------------
Semiconductors-0.6%
Agere Systems, Inc. Cl.A(a)                           328,130         4,406,786
Intel Corp.                                           257,900         5,312,740
                                                                 --------------
                                                                      9,719,526
                                                                 --------------
Miscellaneous Industrial Technology-0.4%
Arrow Electronics, Inc.(a)                            136,200         4,738,398
Avnet, Inc.(a)                                         12,700           319,151
Tech Data Corp.(a)                                     42,875         1,780,599
                                                                 --------------
                                                                      6,838,148
                                                                 --------------
                                                                    115,787,924
                                                                 --------------
Capital Equipment-5.7%
Aerospace & Defense-1.6%
Goodrich Corp.                                        115,300         4,824,152
Northrop Grumman Corp.                                200,900        12,877,690
The Boeing Co.                                        101,300         7,363,497
                                                                 --------------
                                                                     25,065,339
                                                                 --------------
Auto Trucks - Parts-0.3%
Eaton Corp.                                            81,900         5,705,973
                                                                 --------------
Defense-0.5%
Lockheed Martin Corp.                                 108,700         7,920,969
                                                                 --------------
Electrical Equipment-2.1%
Cooper Industries, Ltd. Cl.A                           54,800         4,586,760
General Electric Co.                                  757,400        24,895,738
Hubbell, Inc. Cl.B                                     96,275         4,473,899
                                                                 --------------
                                                                     33,956,397
                                                                 --------------


48 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Capital Goods-1.2%
Ingersoll-Rand Co., Ltd. Cl.A                         144,000    $    5,908,320
SPX Corp.                                             132,300         6,515,775
Textron, Inc.                                          72,800         6,414,408
                                                                 --------------
                                                                     18,838,503
                                                                 --------------
                                                                     91,487,181
                                                                 --------------
Consumer Cyclicals-4.3%
Apparel Manufacturing-0.4%
Jones Apparel Group, Inc.                             136,600         3,950,472
VF Corp.                                               51,775         2,837,270
                                                                 --------------
                                                                      6,787,742
                                                                 --------------
Autos & Auto Parts-1.8%
American Axle & Manufacturing Holdings, Inc.           25,000           405,500
Autoliv, Inc.                                         162,800         8,717,940
BorgWarner, Inc.                                       64,800         3,613,896
Dana Corp.                                             53,900            94,864
Johnson Controls, Inc.                                 46,300         3,299,801
Lear Corp.                                             63,075         1,315,745
Magna International, Inc. Cl.A                         55,300         4,115,426
Toyota Motor Corp. (ADR)                               58,900         6,294,643
                                                                 --------------
                                                                     27,857,815
                                                                 --------------
Retailers-1.4%
Limited Brands, Inc.                                  282,000         6,674,940
Nordstrom, Inc.                                        29,300         1,113,400
Office Depot, Inc.(a)                                 309,400        11,039,392
Target Corp.                                           75,400         4,101,760
                                                                 --------------
                                                                     22,929,492
                                                                 --------------
Tires & Rubber Goods-0.1%
Cooper Tire & Rubber Co.                               61,700           919,330
                                                                 --------------
Toys-0.5%
Mattel, Inc.                                          455,500         7,675,175
                                                                 --------------
Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                                90,900         2,260,683
                                                                 --------------
                                                                     68,430,237
                                                                 --------------
Industrial Commodities-2.8%
Chemicals-1.4%
E.I. du Pont de Nemours & Co.                         164,400         6,615,456
Eastman Chemical Co.                                   27,800         1,371,374
PPG Industries, Inc.                                  163,400         9,906,942
The Lubrizol Corp.                                    123,500         5,342,610
                                                                 --------------
                                                                     23,236,382
                                                                 --------------
Containers - Metal/Glass/Paper-0.3%
Owens-Illinois, Inc.(a)                               275,200         5,157,248
                                                                 --------------


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 49


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Paper-1.1%
Kimberly-Clark Corp.                                  200,000    $   11,836,000
Smurfit-Stone Container Corp.(a)                      281,700         3,695,904
Temple-Inland, Inc.                                    40,400         1,723,868
                                                                 --------------
                                                                     17,255,772
                                                                 --------------
                                                                     45,649,402
                                                                 --------------
Services-1.3%
Railroads-1.3%
CSX Corp.                                             122,700         6,795,126
Norfolk Southern Corp.                                178,300         9,125,394
Union Pacific Corp.                                    53,000         4,693,150
                                                                 --------------
                                                                     20,613,670
                                                                 --------------
Non-Financial-0.4%
Building Materials - Cement-0.4%
Martin Marietta Materials, Inc.                        34,800         3,393,000
Vulcan Materials Co.                                   33,600         2,654,400
                                                                 --------------
                                                                      6,047,400
                                                                 --------------
Consumer Services-0.4%
Broadcasting & Cable-0.4%
CBS Corp. Cl.B                                        243,750         5,962,125
                                                                 --------------
Total Common Stocks
  (cost $1,426,019,185)                                           1,534,889,126
                                                                 --------------
SHORT-TERM INVESTMENT-3.7%
Time Deposit-3.7%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $58,879,000)                                 $ 58,879        58,879,000
                                                                 --------------
Total Investments-99.7%
  (cost $1,484,898,185)                                           1,593,768,126
Other assets less liabilities-0.3%                                    4,705,168
                                                                 --------------
Net Assets-100%                                                  $1,598,473,294
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


50 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-98.6%
Technology-31.3%
Communication Equipment-9.2%
Corning, Inc.(a)                                    2,067,500    $   50,467,675
Juniper Networks, Inc.(a)                           1,853,900        34,093,221
QUALCOMM, Inc.                                      1,308,500        61,774,285
                                                                 --------------
                                                                    146,335,181
                                                                 --------------
Computer Hardware/Storage-4.7%
Apple Computer, Inc.(a)                               753,200        51,624,328
Network Appliance, Inc.(a)                            686,300        22,757,708
                                                                 --------------
                                                                     74,382,036
                                                                 --------------
Internet Media-7.2%
Google, Inc. Cl.A(a)                                  214,825        77,899,841
Yahoo!, Inc.(a)                                     1,138,200        36,490,692
                                                                 --------------
                                                                    114,390,533
                                                                 --------------
Semiconductor Capital Equipment-0.9%
KLA-Tencor Corp.                                      267,100        13,950,633
                                                                 --------------
Semiconductor Components-8.3%
Advanced Micro Devices, Inc.(a)                       745,800        28,840,086
Broadcom Corp. Cl.A(a)                              1,426,200        64,307,358
Marvell Technology Group, Ltd.(a)                     633,000        38,752,260
                                                                 --------------
                                                                    131,899,704
                                                                 --------------
Software-1.0%
Microsoft Corp.                                       571,400        15,370,660
                                                                 --------------
                                                                    496,328,747
                                                                 --------------
Health Care-22.0%
Biotechnology-7.0%
Amgen, Inc.(a)                                        259,380        19,580,596
Genentech, Inc.(a)                                    682,300        58,466,287
Gilead Sciences, Inc.(a)                              514,000        32,006,780
                                                                 --------------
                                                                    110,053,663
                                                                 --------------
Drugs-3.1%
Teva Pharmaceutical Industries, Ltd. (ADR)          1,184,100        49,720,359
                                                                 --------------
Medical Products-4.2%
Alcon, Inc.                                           334,800        38,555,568
St. Jude Medical, Inc.(a)                             608,300        27,738,480
                                                                 --------------
                                                                     66,294,048
                                                                 --------------
Medical Services-7.7%
Caremark Rx, Inc.(a)                                  477,500        23,755,625
Medco Health Solutions, Inc.(a)                       143,600         8,001,392
UnitedHealth Group, Inc.                              741,500        43,177,545
WellPoint, Inc.(a)                                    621,000        47,686,590
                                                                 --------------
                                                                    122,621,152
                                                                 --------------
                                                                    348,689,222
                                                                 --------------


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 51


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Finance-15.3%
Banking - Money Center-3.1%
JPMorgan Chase & Co.                                  620,100    $   25,510,914
UBS AG                                                223,800        23,774,274
                                                                 --------------
                                                                     49,285,188
                                                                 --------------
Banking - Regional-1.0%
Northern Trust Corp.                                  305,600        16,111,232
                                                                 --------------
Brokerage & Money Management-7.9%
Franklin Resources, Inc.                              351,850        36,127,958
Legg Mason, Inc.                                      250,800        32,751,972
Merrill Lynch & Co., Inc.                             336,600        25,988,886
The Goldman Sachs Group, Inc.                         206,750        29,211,707
                                                                 --------------
                                                                    124,080,523
                                                                 --------------
Insurance-3.0%
Ace, Ltd.                                             181,200        10,098,276
American International Group, Inc.                    570,310        37,845,772
                                                                 --------------
                                                                     47,944,048
                                                                 --------------
Miscellaneous-0.3%
Nasdaq Stock Market, Inc.(a)                          110,900         4,492,559
                                                                 --------------
                                                                    241,913,550
                                                                 --------------
Consumer Services-11.9%
Broadcasting & Cable-0.7%
The E.W. Scripps Co. Cl.A                             245,150        11,786,812
                                                                 --------------
Cellular Communications-0.8%
America Movil S.A. de C.V. (ADR)                      339,900        11,804,727
                                                                 --------------
Restaurants & Lodging-1.8%
Las Vegas Sands Corp.(a)                               75,500         4,027,925
McDonald's Corp.                                      273,700         9,554,867
Starbucks Corp.(a)                                    414,300        15,047,376
                                                                 --------------
                                                                     28,630,168
                                                                 --------------
Retail - General Merchandise-8.1%
eBay, Inc.(a)                                       1,351,730        54,150,304
Lowe's Cos., Inc.                                     548,550        37,400,139
Target Corp.                                          672,800        36,600,320
                                                                 --------------
                                                                    128,150,763
                                                                 --------------
Miscellaneous-0.5%
Electronic Arts, Inc.(a)                              152,640         7,932,701
                                                                 --------------
                                                                    188,305,171
                                                                 --------------


52 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Energy-8.7%
Oil Service-8.7%
Baker Hughes, Inc.                                    108,200    $    7,354,354
BJ Services Co.                                       121,100         3,791,641
GlobalSantaFe Corp.                                   309,400        17,122,196
Halliburton Co.                                       993,800        67,578,400
Nabors Industries, Ltd.(a)                            445,300        29,367,535
Schlumberger, Ltd.                                    118,800        13,662,000
                                                                 --------------
                                                                    138,876,126
                                                                 --------------
Consumer Staples-6.0%
Household Products-4.4%
The Procter & Gamble Co.                            1,152,200        69,051,346
                                                                 --------------
Retail - Food & Drug-1.6%
Walgreen Co.                                          306,500        13,749,590
Whole Foods Market, Inc.                              193,910        12,386,971
                                                                 --------------
                                                                     26,136,561
                                                                 --------------
                                                                     95,187,907
                                                                 --------------
Aerospace & Defense-2.2%
Aerospace-2.2%
The Boeing Co.                                        487,000        35,400,030
                                                                 --------------
Capital Goods-1.2%
Miscellaneous-1.2%
General Electric Co.                                  572,655        18,823,170
                                                                 --------------
Total Common Stocks
  (cost $1,382,443,546)                                           1,563,523,923
                                                                 --------------
SHORT-TERM INVESTMENT-1.2%
Time Deposit-1.2%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $18,838,000)                                 $ 18,838        18,838,000
                                                                 --------------
Total Investments-99.8%
  (cost $1,401,281,546)                                           1,582,361,923
Other assets less liabilities-0.2%                                    2,607,438
                                                                 --------------
Net Assets-100%                                                  $1,584,969,361
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 53


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                    Michigan
Insured National            Minnesota
Arizona                     New Jersey
California                  New York
Insured California          Ohio
Florida                     Pennsylvania
Massachusetts               Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


54 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT (1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Blended Style Series, Inc.-U.S. Large Cap Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.


(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 55


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This fee schedule was implemented in connection with of the Adviser's settlement with the New York State Attorney General.(2)

                                                        Advisory Fee Based on % of
Fund                                                     Average Daily Net Assets
---------------------------------------------------------------------------------------------
AllianceBernstein Blended Style Series, Inc.-         First $2.5 billion           0.65%
U.S. Large Cap Portfolio                              Next $2.5 billion            0.55%
                                                      Excess of $5 billion         0.50%

The Fund's net assets as of September 30, 2005 were $166.7 million. The effective advisory fee of the Fund at this asset level is 0.65%.
The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                                         As % of Average
Fund                                                    Amount           Daily Net Assets
---------------------------------------------------------------------------------------------
AllianceBernstein Blended Style Series, Inc.-          $78,000                 0.05%
  U.S. Large Cap Portfolio(3)

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratio to the amounts set forth below for the Fund's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. However, it should be noted that the Fund was operating below its expense cap as of August 31, 2005; accordingly, that undertaking was of no effect. The Fund's gross expense ratio is also set forth below.

                                        Expense Cap
                                        Pursuant to
                                          Expense
                                         Limitation            Gross              Fiscal
Fund                                    Undertaking       Expense Ratio(4)       Year End
---------------------------------------------------------------------------------------------
AllianceBernstein Blended               Class A-1.65%          1.52%             August 31
Style Series, Inc.--U.S. Large          Class B-2.35%          2.24%
Cap Portfolio                           Class C-2.35%          2.22%
                                        Class R-1.85%          1.77%
                                        Class K-1.60%          1.56%
                                        Class I-1.35%          1.24%
                                        Adv. Class-1.35%       1.22%


(2) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with almost all funds in each category having the same advisory fee schedule.

(3)  The expense reimbursement was waived by the Adviser.

(4) The Fund's expense ratio is calculated from the beginning of the Fund's current fiscal year through August 31, 2005.


56 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund had the Alliance institutional fee schedule been applicable to the Fund.

                                                                                  Effective
                                   Net Assets              Alliance                Alliance
                                    09/30/05             Institutional          Institutional
Fund                                 ($MIL)              Fee Schedule            Advisory Fee
-----------------------------------------------------------------------------------------------
AllianceBernstein Blended            $166.7         U.S. Style Blend Schedule       0.520%
Style Series, Inc.-- U.S. Large                        80 bp on 1st $25 m
Cap Portfolio                                          60 bp on next $25 m
                                                       50 bp on next $50 m
                                                      40 bp on next $100 m
                                                      30 bp on the balance
                                                    Minimum account size $50 m



ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 57


The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a substantially similar investment style as the Fund. Since the AllianceBernstein Variable Products Series Fund, Inc. was also affected by the Adviser's settlement with the New York State Attorney General, its portfolio with a similar investment style has the same fee schedule as the Fund:


Fund                                AVPS Portfolio             Fee Schedule
---------------------------------------------------------------------------------------
AllianceBernstein Blended            U.S. Large Cap      0.65% on first $2.5 billion
Style Series, Inc.-- U.S. Large      Blended Style       0.55% on next $2.5 billion
Cap Portfolio                        Portfolio           0.50% on the balance


The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. Set forth below is the fee that the Adviser charges to an offshore mutual fund with a substantially similar investment style as the Fund:

Asset Class                                                          Fee(5)
-------------------------------------------------------------------------------
Equity Blend                                                         0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families whose investment style is similar to the Fund. Set forth below is the fee schedule of the fund sub-advised by the Adviser that has the same investment style as the Fund:

Fund                                                              Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Blended Style Series, Inc.--      Client # 1        0.40%
U.S. Large Cap Portfolio

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the


(5) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.


58 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(6)

                                      Effective            Lipper
Fund                              Management Fee(7)    Group Median     Rank
-------------------------------------------------------------------------------
AllianceBernstein Blended               0.650             0.787         1/15
Style Series, Inc.--U.S. Large
Cap Portfolio

Lipper also analyzed the total expense ratio of the Fund in comparison to the Fund's Lipper Expense Group(8) and Lipper Expense Universe(9). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                                Lipper        Lipper                       Lipper
                                 Expense       Universe      Universe        Lipper         Group
Fund                             Ratio(10)      Median         Rank       Group Median      Rank
----------------------------------------------------------------------------------------------------
AllianceBernstein Blended
Style Series, Inc.--U.S. Large
Cap Portfolio(11)                  1.530         1.263        128/149         1.390         13/15



(6) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(7) It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in Section I. In addition, the "effective management fee" does not reflect fee waivers or expense reimbursements that effectively reduce the contractual management fee rates.

(8) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10)  Most recent fiscal year end Class A share total expense ratio.

(11) The Fund's pro-forma total expense ratio is 1.457. The Fund's pro-forma total expense group ranking is 11/15 and pro-forma total expense universe ranking is 116/149. The pro-forma expense ratio shows what would have been the Fund's total expense ratio had changes to the Fund's advisory fee schedule been applied to the Fund from the beginning of the Fund's fiscal year.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 59


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis. This highlights an issue which the Directors are already addressing, which is to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments(12) from their own resources, in addition to resources derived from sales loads and Rule


(12) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


60 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year.

Fund                                                        Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Blended Style Series, Inc.--                   $ 5,563
U.S. Large Cap Portfolio

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

Fund                                 12b-1 Fee Received        CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Blended                $ 1,091,527             $ 112,143
Style Series, Inc.--U.S. Large
Cap Portfolio

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                           AGIS Fee(13)
-------------------------------------------------------------------------------
AllianceBernstein Blended Style Series, Inc.--                  $ 116,793
U.S. Large Cap Portfolio

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks


(13) The fee disclosed is net of any waivers or any other expense offset arrangement. During the period, the Fund's expenses were reduced by $1,148 under an expense offset arrangement with AGIS.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 61


("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1 and 3 year performance ranking of the Fund(14) relative to its Lipper group and universe for the periods ended September 30, 2005:

AllianceBernstein Blended Style Series, Inc.--
U.S. Large Cap Portfolio                             Group         Universe
-------------------------------------------------------------------------------
1 year                                                3/15          44/187
3 year                                                6/14          56/169


(14)  The performance rankings are for the Class A shares of the Fund.


62 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)(15) versus its benchmark(16).

                                         Periods Ending September 30, 2005
                                             Annualized Performance (%)
-------------------------------------------------------------------------------
                                                                      Since
Funds                                 1 Year          3 Year        Inception
-------------------------------------------------------------------------------
AllianceBernstein Blended
Style Series, Inc.--U.S. Large
Cap Portfolio                         14.52           15.21           10.05

S&P 500 Index                         12.25           16.71           11.86


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 13, 2006


(15)  The Fund's performance returns are for the Class A shares of the Fund.

(16) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 63


NOTES


64 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


LCB-0152-0206





-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Retirement Strategies

2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


Semi-Annual Report

February 28, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



April 26, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for the AllianceBernstein Retirement Strategies (collectively, the "Strategies") for the semi-annual reporting period ended February 28, 2006.

The tables on pages 6-15 show each Strategy's performance from their inception on September 1, 2005 through February 28, 2006 compared to their composite benchmark. Additional performance can be found on pages 16-25. Each Strategy's composite benchmark is derived by applying the Strategies' target allocations over time to the results of specific benchmarks as outlined in the "Benchmark Disclosures" section of Historical Performance on page 4.

Retirement Strategies Investment Objective and Policies

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy will seek to achieve its objective by investing in a combination of portfolios of the AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). Each Strategy is managed to the specific year of planned retirement included in its name (the "retirement year"). The Strategies' asset mixes will become more conservative each year until reaching the year approximately 15 years after the retirement year (the "target year") at which time the asset allocation mix will become static.

Investment Results

The Strategies' portfolios experienced strong gains from their inception on September 1, 2005 through February 28, 2006, outpacing the S&P 500 Stock Index and the Lehman Brothers U.S. Aggregate Index. Effective security selection contributed substantially to performance and each Retirement Strategies' portfolio also outperformed its respective composite benchmark.

The Retirement Strategies' approach of seeking return in not only the U.S. equity market, but also in the international equity markets, contributed significantly to the performance of each of the Strategies, as international stocks outperformed U.S. stocks during the period under review. While the S&P 500 gained 5.82% for the period, the international markets gained 12.90%, as measured by the Morgan Stanley Capital International (MSCI) Europe Australasia and Far East (EAFE) Index. The Strategies' performance was also enhanced by investments in real estate investment trusts (REITs), as REITs returned 16.49% in the period, as measured by the FTSE EPRA/NAREIT Global Real Estate Index. The Strategies' performance during the period was further bolstered by strong stock selection, particularly in the U.S. large cap growth market segment where a number of holdings in the information technology and health care sectors experienced sharp gains.

The U.S. bond market underperformed equities, returning -0.11% during the period, as measured by the Lehman Brothers U.S. Aggregate Index. The Retirement Strategies' port-


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 1


folios designed for investors closer to, or in, retirement, therefore, experienced more modest returns than those designed for younger investors, due to the larger amount of fixed-income investments that comprise those Strategies.

Market Review and Investment Strategy

Global economic growth was resilient in the period from September 1, 2005 through February 28, 2006. Growth remained brisk despite a number of global concerns, including high oil prices, looming inflationary pressures and natural disasters. U.S. stocks rose amid a strong global rally but fell short of the performance of international stocks which excelled, particularly in the emerging markets. The U.S. market's weaker performance reflected smaller earnings surprises in the U.S. and widespread perception that the U.S. economic expansion is maturing. Meanwhile, the Federal Reserve continued raising short-term interest rates while demand for U.S. fixed-income assets continued unabated, pushing long-term interest rates near a 40-year low and creating an unusually flat Treasury yield curve.

The generally favorable economic climate is providing support for global equity valuations which remain close to their long-term averages. As a result of this relatively constructive macroeconomic backdrop, complacency continues to reign across the capital markets. With anxiety at low ebb, investors have become less demanding about how much they are compensated for taking risk: credit spreads remain unusually tight and equity-market volatility remains low. Most importantly, valuation differences between attractively priced and expensive stocks are unusually compressed.

The equity holdings of the Retirement Strategies portfolios remain positioned to continue to capture the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums, while the fixed-income holdings are positioned in accordance with the diminished opportunity afforded by an environment of low volatility and historically tight spreads across sectors. As always, the Strategies' Blend Investment Policy Team remains focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the portfolios and ensuring the portfolios are aligned with their strategic asset allocation targets through a disciplined rebalancing process.


2 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. These Strategies are relatively new and have been in existence for less than one year. The returns reflected may not be illustrative of long-term performance. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our web site at www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, which contains this and other information, contact your AllianceBernstein representative or call (800) 227-4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at net asset value (NAV) and are cumulative for periods less than one year, without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy's quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at net asset value (NAV) without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Strategies for a portion of their expenses to the extent necessary to limit their expenses on an annual basis to the following percentages of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

                                                       Advisor
                         Class A   Class B   Class C    Class    Class R   Class K   Class I
----------------------------------------------------------------------------------------------
Retirement Strategy
2000                      1.10%     1.80%     1.80%     0.80%     1.30%     1.05%     0.80%
----------------------------------------------------------------------------------------------
Retirement Strategy
2005                      1.10%     1.80%     1.80%     0.80%     1.30%     1.05%     0.80%
----------------------------------------------------------------------------------------------
Retirement Strategy
2010                      1.20%     1.90%     1.90%     0.90%     1.40%     1.15%     0.90%
----------------------------------------------------------------------------------------------
Retirement Strategy
2015                      1.20%     1.90%     1.90%     0.90%     1.40%     1.15%     0.90%
----------------------------------------------------------------------------------------------
Retirement Strategy
2020                      1.25%     1.95%     1.95%     0.95%     1.45%     1.20%     0.95%
----------------------------------------------------------------------------------------------

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                       Advisor
                         Class A   Class B   Class C    Class    Class R   Class K   Class I
----------------------------------------------------------------------------------------------
Retirement Strategy
2025                      1.25%     1.95%     1.95%     0.95%     1.45%     1.20%     0.95%
----------------------------------------------------------------------------------------------
Retirement Strategy
2030                      1.25%     1.95%     1.95%     0.95%     1.45%     1.20%     0.95%
----------------------------------------------------------------------------------------------
Retirement Strategy
2035                      1.25%     1.95%     1.95%     0.95%     1.45%     1.20%     0.95%
----------------------------------------------------------------------------------------------
Retirement Strategy
2040                      1.25%     1.95%     1.95%     0.95%     1.45%     1.20%     0.95%
----------------------------------------------------------------------------------------------
Retirement Strategy
2045                      1.25%     1.95%     1.95%     0.95%     1.45%     1.20%     0.95%
----------------------------------------------------------------------------------------------

Benchmark Disclosures

The composite benchmark is derived by applying the Strategies' target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index; for real estate investment trusts (REITs), FTSE EPRA/NAREIT Global Real Estate Index; for intermediate bonds, Lehman Brothers (LB) U.S. Aggregate Index; for short-term bonds, Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation Protected Securities, LB 1-10 Year TIPS Index; for high yield bonds, LB High Yield (2% constrained) Index.

None of the indices reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 3000 Index is comprised of 3,000 of the largest capitalized companies that are traded in the United States. The unmanaged MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The Financial Times Stock Exchange
(FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate Index is a free-floating, market-capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets. The unmanaged LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ML 1-3 Year Treasury Index is an unmanaged index comprised of U.S. government securities, including agency securities, with remaining maturities, at month end, of one to three years. The LB 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes Index and consists of Inflation-Protection securities issued by the U.S. Treasury. The LB High Yield (2% constrained) Index covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


HISTORICAL PERFORMANCE
(continued from previous page)


A Word About Risk

All the Retirement Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities, as well as equity and fixed-income securities. Within each of these, the Strategies will also allocate their investments to different types of securities, such as growth and value stocks, real estate investment trusts and corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. Systematic rebalancing does involve transactional trading costs to the portfolios. While diversification and shifting to a more conservative investment mix over time helps to manage risk, it does not guarantee earnings growth. There is the potential to lose money in any investment program. You do not have the ability to actively manage the investments within a Retirement Strategy. The portfolio managers control security selection and asset allocation. The risks associated with an investment in the Strategies are more fully described in the Strategies' prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 5


2000 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE STRATEGY VS. ITS BENCHMARK                       ------------------
PERIOD ENDED FEBRUARY 28, 2006                        Since Inception*
-----------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy
   Class A                                                   6.10%
-----------------------------------------------------------------------
   Class B                                                   5.80%
-----------------------------------------------------------------------
   Class C                                                   5.80%
-----------------------------------------------------------------------
   Advisor Class                                             6.30%
-----------------------------------------------------------------------
   Class R                                                   6.00%
-----------------------------------------------------------------------
   Class K                                                   6.20%
-----------------------------------------------------------------------
   Class I                                                   6.30%
-----------------------------------------------------------------------
Composite Benchmark                                          5.09%
-----------------------------------------------------------------------
S&P 500 Stock Index                                          5.82%
-----------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                        -0.21%
-----------------------------------------------------------------------

*  Inception date: 9/1/05 for all share classes.


This Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2005 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE STRATEGY VS. ITS BENCHMARK                       ------------------
PERIOD ENDED FEBRUARY 28, 2006                        Since Inception*
-----------------------------------------------------------------------
AllianceBernstein 2005 Retirement Strategy
   Class A                                                   6.80%
-----------------------------------------------------------------------
   Class B                                                   6.40%
-----------------------------------------------------------------------
   Class C                                                   6.40%
-----------------------------------------------------------------------
   Advisor Class                                             6.90%
-----------------------------------------------------------------------
   Class R                                                   6.60%
-----------------------------------------------------------------------
   Class K                                                   6.70%
-----------------------------------------------------------------------
   Class I                                                   6.90%
-----------------------------------------------------------------------
Composite Benchmark                                          5.94%
-----------------------------------------------------------------------
S&P 500 Stock Index                                          5.82%
-----------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                        -0.21%
-----------------------------------------------------------------------

*  Inception date: 9/1/05 for all share classes.


This Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.


See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 7


2010 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE STRATEGY VS. ITS BENCHMARK                       ------------------
PERIOD ENDED FEBRUARY 28, 2006                        Since Inception*
-----------------------------------------------------------------------
AllianceBernstein 2010 Retirement Strategy
   Class A                                                   7.60%
-----------------------------------------------------------------------
   Class B                                                   7.20%
-----------------------------------------------------------------------
   Class C                                                   7.20%
-----------------------------------------------------------------------
   Advisor Class                                             7.70%
-----------------------------------------------------------------------
   Class R                                                   7.40%
-----------------------------------------------------------------------
   Class K                                                   7.60%
-----------------------------------------------------------------------
   Class I                                                   7.70%
-----------------------------------------------------------------------
Composite Benchmark                                          6.61%
-----------------------------------------------------------------------
S&P 500 Stock Index                                          5.82%
-----------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                        -0.21%
-----------------------------------------------------------------------

*  Inception date: 9/1/05 for all share classes.


This Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2015 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE STRATEGY VS. ITS BENCHMARK                       ------------------
PERIOD ENDED FEBRUARY 28, 2006                        Since Inception*
-----------------------------------------------------------------------
AllianceBernstein 2015 Retirement Strategy
   Class A                                                   8.50%
-----------------------------------------------------------------------
   Class B                                                   8.10%
-----------------------------------------------------------------------
   Class C                                                   8.10%
-----------------------------------------------------------------------
   Advisor Class                                             8.60%
-----------------------------------------------------------------------
   Class R                                                   8.30%
-----------------------------------------------------------------------
   Class K                                                   8.50%
-----------------------------------------------------------------------
   Class I                                                   8.60%
-----------------------------------------------------------------------
Composite Benchmark                                          7.28%
-----------------------------------------------------------------------
S&P 500 Stock Index                                          5.82%
-----------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                        -0.21%
-----------------------------------------------------------------------

*  Inception date: 9/1/05 for all share classes.


This Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 9


2020 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE STRATEGY VS. ITS BENCHMARK                       ------------------
PERIOD ENDED FEBRUARY 28, 2006                        Since Inception*
-----------------------------------------------------------------------
AllianceBernstein 2020 Retirement Strategy
   Class A                                                   9.60%
-----------------------------------------------------------------------
   Class B                                                   9.20%
-----------------------------------------------------------------------
   Class C                                                   9.20%
-----------------------------------------------------------------------
   Advisor Class                                             9.70%
-----------------------------------------------------------------------
   Class R                                                   9.50%
-----------------------------------------------------------------------
   Class K                                                   9.60%
-----------------------------------------------------------------------
   Class I                                                   9.70%
-----------------------------------------------------------------------
Composite Benchmark                                          7.91%
-----------------------------------------------------------------------
S&P 500 Stock Index                                          5.82%
-----------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                        -0.21%
-----------------------------------------------------------------------

*  Inception date: 9/1/05 for all share classes.


This Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2025 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE STRATEGY VS. ITS BENCHMARK                       ------------------
PERIOD ENDED FEBRUARY 28, 2006                        Since Inception*
-----------------------------------------------------------------------
AllianceBernstein 2025 Retirement Strategy
   Class A                                                  12.20%
-----------------------------------------------------------------------
   Class B                                                  11.80%
-----------------------------------------------------------------------
   Class C                                                  11.80%
-----------------------------------------------------------------------
   Advisor Class                                            12.30%
-----------------------------------------------------------------------
   Class R                                                  12.10%
-----------------------------------------------------------------------
   Class K                                                  12.20%
-----------------------------------------------------------------------
   Class I                                                  12.30%
-----------------------------------------------------------------------
Composite Benchmark                                          8.54%
-----------------------------------------------------------------------
S&P 500 Stock Index                                          5.82%
-----------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                        -0.21%
-----------------------------------------------------------------------

*  Inception date: 9/1/05 for all share classes.


This Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 11


2030 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE STRATEGY VS. ITS BENCHMARK                       ------------------
PERIOD ENDED FEBRUARY 28, 2006                        Since Inception*
-----------------------------------------------------------------------
AllianceBernstein 2030 Retirement Strategy
   Class A                                                  10.40%
-----------------------------------------------------------------------
   Class B                                                   9.90%
-----------------------------------------------------------------------
   Class C                                                  10.00%
-----------------------------------------------------------------------
   Advisor Class                                            10.50%
-----------------------------------------------------------------------
   Class R                                                  10.50%
-----------------------------------------------------------------------
   Class K                                                  10.40%
-----------------------------------------------------------------------
   Class I                                                  10.50%
-----------------------------------------------------------------------
Composite Benchmark                                          8.98%
-----------------------------------------------------------------------
S&P 500 Stock Index                                          5.82%
-----------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                        -0.21%
-----------------------------------------------------------------------

*  Inception date: 9/1/05 for all share classes.


This Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


12 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2035 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE STRATEGY VS. ITS BENCHMARK                       ------------------
PERIOD ENDED FEBRUARY 28, 2006                        Since Inception*
-----------------------------------------------------------------------
AllianceBernstein 2035 Retirement Strategy
   Class A                                                  11.30%
-----------------------------------------------------------------------
   Class B                                                  11.00%
-----------------------------------------------------------------------
   Class C                                                  11.00%
-----------------------------------------------------------------------
   Advisor Class                                            11.50%
-----------------------------------------------------------------------
   Class R                                                  11.20%
-----------------------------------------------------------------------
   Class K                                                  11.40%
-----------------------------------------------------------------------
   Class I                                                  11.50%
-----------------------------------------------------------------------
Composite Benchmark                                          9.03%
-----------------------------------------------------------------------
S&P 500 Stock Index                                          5.82%
-----------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                        -0.21%
-----------------------------------------------------------------------

*  Inception date: 9/1/05 for all share classes.


This Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 13


2040 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE STRATEGY VS. ITS BENCHMARK                       ------------------
PERIOD ENDED FEBRUARY 28, 2006                        Since Inception*
-----------------------------------------------------------------------
AllianceBernstein 2040 Retirement Strategy
   Class A                                                  11.90%
-----------------------------------------------------------------------
   Class B                                                  11.60%
-----------------------------------------------------------------------
   Class C                                                  11.60%
-----------------------------------------------------------------------
   Advisor Class                                            12.00%
-----------------------------------------------------------------------
   Class R                                                  11.80%
-----------------------------------------------------------------------
   Class K                                                  12.00%
-----------------------------------------------------------------------
   Class I                                                  12.10%
-----------------------------------------------------------------------
Composite Benchmark                                          9.03%
-----------------------------------------------------------------------
S&P 500 Stock Index                                          5.82%
-----------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                        -0.21%
-----------------------------------------------------------------------

*  Inception date: 9/1/05 for all share classes.


This Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


14 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2045 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE STRATEGY VS. ITS BENCHMARK                       ------------------
PERIOD ENDED FEBRUARY 28, 2006                        Since Inception*
-----------------------------------------------------------------------
AllianceBernstein 2045 Retirement Strategy
   Class A                                                  12.50%
-----------------------------------------------------------------------
   Class B                                                  12.00%
-----------------------------------------------------------------------
   Class C                                                  12.00%
-----------------------------------------------------------------------
   Advisor Class                                            12.60%
-----------------------------------------------------------------------
   Class R                                                  12.30%
-----------------------------------------------------------------------
   Class K                                                  12.50%
-----------------------------------------------------------------------
   Class I                                                  12.60%
-----------------------------------------------------------------------
Composite Benchmark                                          9.03%
-----------------------------------------------------------------------
S&P 500 Stock Index                                          5.82%
-----------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                        -0.21%
-----------------------------------------------------------------------

*  Inception date: 9/1/05 for all share classes.


This Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 15


2000 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------
                             NAV Returns        SEC Returns
Class A Shares
Since Inception*                6.10%              1.63%

Class B Shares
Since Inception*                5.80%              1.80%

Class C Shares
Since Inception*                5.80%              4.80%

Advisor Class Shares+
Since Inception*                6.30%              6.30%

Class R Shares+
Since Inception*                6.00%              6.00%

Class K Shares+
Since Inception*                6.20%              6.20%

Class I Shares+
Since Inception*                6.30%              6.30%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
Since Inception*                                   2.59%

Class B Shares
Since Inception*                                   2.70%

Class C Shares
Since Inception*                                   5.70%

Advisor Class Shares
Since Inception*                                   7.30%

Class R Shares
Since Inception*                                   7.00%

Class K Shares
Since Inception*                                   7.10%

Class I Shares
Since Inception*                                   7.30%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns.

The Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


16 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2005 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------
                             NAV Returns        SEC Returns
Class A Shares
Since Inception*                6.80%              2.30%

Class B Shares
Since Inception*                6.40%              2.40%

Class C Shares
Since Inception*                6.40%              5.40%

Advisor Class Shares+
Since Inception*                6.90%              6.90%

Class R Shares+
Since Inception*                6.60%              6.60%

Class K Shares+
Since Inception*                6.70%              6.70%

Class I Shares+
Since Inception*                6.90%              6.90%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
Since Inception*                                   3.35%

Class B Shares
Since Inception*                                   3.50%

Class C Shares
Since Inception*                                   6.40%

Advisor Class Shares
Since Inception*                                   8.10%

Class R Shares
Since Inception*                                   7.70%

Class K Shares
Since Inception*                                   7.90%

Class I Shares
Since Inception*                                   8.10%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns.

The Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 17


2010 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------
                             NAV Returns        SEC Returns
Class A Shares
Since Inception*                7.60%              3.06%

Class B Shares
Since Inception*                7.20%              3.20%

Class C Shares
Since Inception*                7.20%              6.20%

Advisor Class Shares+
Since Inception*                7.70%              7.70%

Class R Shares+
Since Inception*                7.40%              7.40%

Class K Shares+
Since Inception*                7.60%              7.60%

Class I Shares+
Since Inception*                7.70%              7.70%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
Since Inception*                                   4.41%

Class B Shares
Since Inception*                                   4.50%

Class C Shares
Since Inception*                                   7.50%

Advisor Class Shares
Since Inception*                                   9.10%

Class R Shares
Since Inception*                                   8.80%

Class K Shares
Since Inception*                                   9.00%

Class I Shares
Since Inception*                                   9.10%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns.

The Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


18 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2015 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------
                            NAV Returns        SEC Returns
Class A Shares
Since Inception*                8.50%              3.93%

Class B Shares
Since Inception*                8.10%              4.10%

Class C Shares
Since Inception*                8.10%              7.10%

Advisor Class Shares+
Since Inception*                8.60%              8.60%

Class R Shares+
Since Inception*                8.30%              8.30%

Class K Shares+
Since Inception*                8.50%              8.50%

Class I Shares+
Since Inception*                8.60%              8.60%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
Since Inception*                                   5.56%

Class B Shares
Since Inception*                                   5.80%

Class C Shares
Since Inception*                                   8.80%

Advisor Class Shares
Since Inception*                                  10.40%

Class R Shares
Since Inception*                                  10.00%

Class K Shares
Since Inception*                                  10.20%

Class I Shares
Since Inception*                                  10.40%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns.

The Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 19


2020 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------
                            NAV Returns        SEC Returns
Class A Shares
Since Inception*                9.60%              4.98%

Class B Shares
Since Inception*                9.20%              5.20%

Class C Shares
Since Inception*                9.20%              8.20%

Advisor Class Shares+
Since Inception*                9.70%              9.70%

Class R Shares+
Since Inception*                9.50%              9.50%

Class K Shares+
Since Inception*                9.60%              9.60%

Class I Shares+
Since Inception*                9.70%              9.70%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
Since Inception*                                   6.80%

Class B Shares
Since Inception*                                   7.00%

Class C Shares
Since Inception*                                  10.10%

Advisor Class Shares
Since Inception*                                  11.70%

Class R Shares
Since Inception*                                  11.40%

Class K Shares
Since Inception*                                  11.60%

Class I Shares
Since Inception*                                  11.70%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns.

The Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


20 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2025 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------
                            NAV Returns        SEC Returns
Class A Shares
Since Inception*               12.20%              7.47%

Class B Shares
Since Inception*               11.80%              7.80%

Class C Shares
Since Inception*               11.80%             10.80%

Advisor Class Shares+
Since Inception*               12.30%             12.30%

Class R Shares+
Since Inception*               12.10%             12.10%

Class K Shares+
Since Inception*               12.20%             12.20%

Class I Shares+
Since Inception*               12.30%             12.30%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
Since Inception*                                   9.48%

Class B Shares
Since Inception*                                   9.80%

Class C Shares
Since Inception*                                  12.90%

Advisor Class Shares
Since Inception*                                  14.50%

Class R Shares
Since Inception*                                  14.20%

Class K Shares
Since Inception*                                  14.30%

Class I Shares
Since Inception*                                  14.50%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns.

The Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 21


2030 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------
                             NAV Returns        SEC Returns
Class A Shares
Since Inception*               10.40%              5.75%

Class B Shares
Since Inception*                9.90%              5.90%

Class C Shares
Since Inception*               10.00%              9.00%

Advisor Class Shares+
Since Inception*               10.50%             10.50%

Class R Shares+
Since Inception*               10.50%             10.50%

Class K Shares+
Since Inception*               10.40%             10.40%

Class I Shares+
Since Inception*               10.50%             10.50%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
Since Inception*                                   7.95%

Class B Shares
Since Inception*                                   8.10%

Class C Shares
Since Inception*                                  11.20%

Advisor Class Shares
Since Inception*                                  12.90%

Class R Shares
Since Inception*                                  12.80%

Class K Shares
Since Inception*                                  12.80%

Class I Shares
Since Inception*                                  12.80%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns.

The Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


22 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2035 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------
                             NAV Returns        SEC Returns
Class A Shares
Since Inception*               11.30%              6.61%

Class B Shares
Since Inception*               11.00%              7.00%

Class C Shares
Since Inception*               11.00%             10.00%

Advisor Class Shares+
Since Inception*               11.50%             11.50%

Class R Shares+
Since Inception*               11.20%             11.20%

Class K Shares+
Since Inception*               11.40%             11.40%

Class I Shares+
Since Inception*               11.50%             11.50%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
Since Inception*                                   9.00%

Class B Shares
Since Inception*                                   9.30%

Class C Shares
Since Inception*                                  12.30%

Advisor Class Shares
Since Inception*                                  14.00%

Class R Shares
Since Inception*                                  13.60%

Class K Shares
Since Inception*                                  13.80%

Class I Shares
Since Inception*                                  14.00%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns.

The Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 23


2040 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------
                            NAV Returns        SEC Returns
Class A Shares
Since Inception*               11.90%              7.18%

Class B Shares
Since Inception*               11.60%              7.60%

Class C Shares
Since Inception*               11.60%             10.60%

Advisor Class Shares+
Since Inception*               12.00%             12.00%

Class R Shares+
Since Inception*               11.80%             11.80%

Class K Shares+
Since Inception*               12.00%             12.00%

Class I Shares+
Since Inception*               12.10%             12.10%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
Since Inception*                                   9.67%

Class B Shares
Since Inception*                                  10.10%

Class C Shares
Since Inception*                                  13.10%

Advisor Class Shares
Since Inception*                                  14.70%

Class R Shares
Since Inception*                                  14.40%

Class K Shares
Since Inception*                                  14.60%

Class I Shares
Since Inception*                                  14.70%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns.

The Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


24 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2045 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------
                            NAV Returns        SEC Returns
Class A Shares
Since Inception*               12.50%              7.76%

Class B Shares
Since Inception*               12.00%              8.00%

Class C Shares
Since Inception*               12.00%             11.00%

Advisor Class Shares+
Since Inception*               12.60%             12.60%

Class R Shares+
Since Inception*               12.30%             12.30%

Class K Shares+
Since Inception*               12.50%             12.50%

Class I Shares+
Since Inception*               12.60%             12.60%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
Since Inception*                                  10.15%

Class B Shares
Since Inception*                                  10.50%

Class C Shares
Since Inception*                                  13.50%

Advisor Class Shares
Since Inception*                                  15.20%

Class R Shares
Since Inception*                                  14.90%

Class K Shares
Since Inception*                                  15.10%

Class I Shares
Since Inception*                                  15.20%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns.

The Strategy is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 25


FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2000 Retirement Strategy

                     Beginning            Ending     Expenses Paid   Annualized
                  Account Value       Account Value      During        Expense
                September 1, 2005   February 28, 2006    Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,061.00         $5.59         1.10%
Hypothetical**         $1,000           $1,019.23         $5.48         1.10%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000           $1,058.00         $9.13         1.80%
Hypothetical**         $1,000           $1,015.78         $8.95         1.80%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000           $1,058.00         $9.13         1.80%
Hypothetical**         $1,000           $1,015.78         $8.95         1.80%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000           $1,063.00         $4.07         0.80%
Hypothetical**         $1,000           $1,020.71         $3.99         0.80%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000           $1,060.00         $6.60         1.30%
Hypothetical**         $1,000           $1,018.25         $6.47         1.30%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000           $1,062.00         $5.34         1.05%
Hypothetical**         $1,000           $1,019.48         $5.23         1.05%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000           $1,063.00         $4.07         0.80%
Hypothetical**         $1,000           $1,020.71         $3.99         0.80%
-------------------------------------------------------------------------------


26 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


FUND EXPENSES
(continued from previous page)

2005 Retirement Strategy

                     Beginning            Ending     Expenses Paid   Annualized
                  Account Value       Account Value      During        Expense
                September 1, 2005   February 28, 2006    Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,068.00         $5.61         1.10%
Hypothetical**         $1,000           $1,019.23         $5.48         1.10%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000           $1,064.00         $9.16         1.80%
Hypothetical**         $1,000           $1,015.78         $8.95         1.80%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000           $1,064.00         $9.16         1.80%
Hypothetical**         $1,000           $1,015.78         $8.95         1.80%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000           $1,069.00         $4.08         0.80%
Hypothetical**         $1,000           $1,020.71         $3.99         0.80%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000           $1,066.00         $6.62         1.30%
Hypothetical**         $1,000           $1,018.25         $6.47         1.30%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000           $1,067.00         $5.35         1.05%
Hypothetical**         $1,000           $1,019.48         $5.23         1.05%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000           $1,069.00         $4.08         0.80%
Hypothetical**         $1,000           $1,020.71         $3.99         0.80%
-------------------------------------------------------------------------------

2010 Retirement Strategy

                     Beginning            Ending     Expenses Paid   Annualized
                  Account Value       Account Value      During        Expense
                September 1, 2005   February 28, 2006    Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,076.00         $6.14         1.20%
Hypothetical**         $1,000           $1,018.74         $5.97         1.20%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000           $1,072.00         $9.71         1.90%
Hypothetical**         $1,000           $1,015.29         $9.44         1.90%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000           $1,072.00         $9.71         1.90%
Hypothetical**         $1,000           $1,015.29         $9.44         1.90%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000           $1,077.00         $4.61         0.90%
Hypothetical**         $1,000           $1,020.22         $4.48         0.90%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000           $1,074.00         $7.16         1.40%
Hypothetical**         $1,000           $1,017.75         $6.97         1.40%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000           $1,076.00         $5.89         1.15%
Hypothetical**         $1,000           $1,018.99         $5.73         1.15%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000           $1,077.00         $4.61         0.90%
Hypothetical**         $1,000           $1,020.22         $4.48         0.90%
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 27


FUND EXPENSES
(continued from previous page)

2015 Retirement Strategy

                     Beginning            Ending     Expenses Paid   Annualized
                  Account Value       Account Value      During        Expense
                September 1, 2005   February 28, 2006    Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,085.00         $6.17         1.20%
Hypothetical**         $1,000           $1,018.74         $5.97         1.20%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000           $1,081.00         $9.75         1.90%
Hypothetical**         $1,000           $1,015.29         $9.44         1.90%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000           $1,081.00         $9.75         1.90%
Hypothetical**         $1,000           $1,015.29         $9.44         1.90%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000           $1,086.00         $4.63         0.90%
Hypothetical**         $1,000           $1,020.22         $4.48         0.90%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000           $1,083.00         $7.19         1.40%
Hypothetical**         $1,000           $1,017.75         $6.97         1.40%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000           $1,085.00         $5.91         1.15%
Hypothetical**         $1,000           $1,018.99         $5.73         1.15%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000           $1,086.00         $4.63         0.90%
Hypothetical**         $1,000           $1,020.22         $4.48         0.90%
-------------------------------------------------------------------------------

2020 Retirement Strategy

                     Beginning            Ending     Expenses Paid   Annualized
                  Account Value       Account Value      During        Expense
                September 1, 2005   February 28, 2006    Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,096.00        $ 6.46         1.25%
Hypothetical**         $1,000           $1,018.49        $ 6.22         1.25%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000           $1,092.00        $10.06         1.95%
Hypothetical**         $1,000           $1,015.04        $ 9.69         1.95%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000           $1,092.00        $10.06         1.95%
Hypothetical**         $1,000           $1,015.04        $ 9.69         1.95%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000           $1,097.00        $ 4.91         0.95%
Hypothetical**         $1,000           $1,019.97        $ 4.73         0.95%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000           $1,095.00        $ 7.49         1.45%
Hypothetical**         $1,000           $1,017.51        $ 7.21         1.45%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000           $1,096.00        $ 6.20         1.20%
Hypothetical**         $1,000           $1,018.74        $ 5.97         1.20%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000           $1,097.00        $ 4.91         0.95%
Hypothetical**         $1,000           $1,019.97        $ 4.73         0.95%
-------------------------------------------------------------------------------


28 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


FUND EXPENSES
(continued from previous page)

2025 Retirement Strategy

                     Beginning            Ending     Expenses Paid   Annualized
                  Account Value       Account Value      During        Expense
                September 1, 2005   February 28, 2006    Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,122.00        $ 6.54         1.25%
Hypothetical**         $1,000           $1,018.49        $ 6.22         1.25%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000           $1,118.00        $10.18         1.95%
Hypothetical**         $1,000           $1,015.04        $ 9.69         1.95%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000           $1,118.00        $10.18         1.95%
Hypothetical**         $1,000           $1,015.04        $ 9.69         1.95%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000           $1,123.00        $ 4.97         0.95%
Hypothetical**         $1,000           $1,019.97        $ 4.73         0.95%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000           $1,121.00        $ 7.58         1.45%
Hypothetical**         $1,000           $1,017.51        $ 7.21         1.45%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000           $1,122.00        $ 6.28         1.20%
Hypothetical**         $1,000           $1,018.74        $ 5.97         1.20%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000           $1,123.00        $ 4.97         0.95%
Hypothetical**         $1,000           $1,019.97        $ 4.73         0.95%
-------------------------------------------------------------------------------

2030 Retirement Strategy

                     Beginning            Ending     Expenses Paid   Annualized
                  Account Value       Account Value      During        Expense
                September 1, 2005   February 28, 2006    Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,104.00        $ 6.48         1.25%
Hypothetical**         $1,000           $1,018.49        $ 6.22         1.25%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000           $1,099.00        $10.09         1.95%
Hypothetical**         $1,000           $1,015.04        $ 9.69         1.95%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000           $1,100.00        $10.10         1.95%
Hypothetical**         $1,000           $1,015.04        $ 9.69         1.95%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000           $1,105.00        $ 4.93         0.95%
Hypothetical**         $1,000           $1,019.97        $ 4.73         0.95%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000           $1,105.00        $ 7.53         1.45%
Hypothetical**         $1,000           $1,017.51        $ 7.21         1.45%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000           $1,104.00        $ 6.23         1.20%
Hypothetical**         $1,000           $1,018.74        $ 5.97         1.20%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000           $1,105.00        $ 4.93         0.95%
Hypothetical**         $1,000           $1,019.97        $ 4.73         0.95%
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 29


FUND EXPENSES
(continued from previous page)

2035 Retirement Strategy

                     Beginning            Ending     Expenses Paid   Annualized
                  Account Value       Account Value      During        Expense
                September 1, 2005   February 28, 2006    Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,113.00        $ 6.51         1.25%
Hypothetical**         $1,000           $1,018.49        $ 6.22         1.25%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000           $1,110.00        $10.15         1.95%
Hypothetical**         $1,000           $1,015.04        $ 9.69         1.95%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000           $1,110.00        $10.15         1.95%
Hypothetical**         $1,000           $1,015.04        $ 9.69         1.95%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000           $1,115.00        $ 4.95         0.95%
Hypothetical**         $1,000           $1,019.97        $ 4.73         0.95%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000           $1,112.00        $ 7.55         1.45%
Hypothetical**         $1,000           $1,017.51        $ 7.21         1.45%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000           $1,114.00        $ 6.26         1.20%
Hypothetical**         $1,000           $1,018.74        $ 5.97         1.20%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000           $1,115.00        $ 4.95         0.95%
Hypothetical**         $1,000           $1,019.97        $ 4.73         0.95%
-------------------------------------------------------------------------------

2040 Retirement Strategy

                     Beginning            Ending     Expenses Paid   Annualized
                  Account Value       Account Value      During        Expense
                September 1, 2005   February 28, 2006    Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,119.00        $ 6.53         1.25%
Hypothetical**         $1,000           $1,018.49        $ 6.22         1.25%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000           $1,116.00        $10.17         1.95%
Hypothetical**         $1,000           $1,015.04        $ 9.69         1.95%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000           $1,116.00        $10.17         1.95%
Hypothetical**         $1,000           $1,015.04        $ 9.69         1.95%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000           $1,120.00        $ 4.97         0.95%
Hypothetical**         $1,000           $1,019.97        $ 4.73         0.95%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000           $1,118.00        $ 7.57         1.45%
Hypothetical**         $1,000           $1,017.51        $ 7.21         1.45%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000           $1,120.00        $ 6.27         1.20%
Hypothetical**         $1,000           $1,018.74        $ 5.97         1.20%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000           $1,121.00        $ 4.97         0.95%
Hypothetical**         $1,000           $1,019.97        $ 4.73         0.95%
-------------------------------------------------------------------------------


30 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


FUND EXPENSES
(continued from previous page)

2045 Retirement Strategy

                     Beginning            Ending     Expenses Paid   Annualized
                  Account Value       Account Value      During        Expense
                September 1, 2005   February 28, 2006    Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,125.00        $ 6.55         1.25%
Hypothetical**         $1,000           $1,018.49        $ 6.22         1.25%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000           $1,120.00        $10.19         1.95%
Hypothetical**         $1,000           $1,015.04        $ 9.69         1.95%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000           $1,120.00        $10.19         1.95%
Hypothetical**         $1,000           $1,015.04        $ 9.69         1.95%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000           $1,126.00        $ 4.98         0.95%
Hypothetical**         $1,000           $1,019.97        $ 4.73         0.95%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000           $1,123.00        $ 7.59         1.45%
Hypothetical**         $1,000           $1,017.51        $ 7.21         1.45%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000           $1,125.00        $ 6.29         1.20%
Hypothetical**         $1,000           $1,018.74        $ 5.97         1.20%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000           $1,126.00        $ 4.98         0.95%
Hypothetical**         $1,000           $1,019.97        $ 4.73         0.95%
-------------------------------------------------------------------------------

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses of the Underlying Portfolios in which the Strategies invest are not included herein.

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 31


2000 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $219


HOLDINGS BREAKDOWN*
[ ]  16.8%   Intermediate Duration Bond Portfolio           [PIE CHART OMITTED]
[ ]  15.1%   Inflation Protected Securities Portfolio
[ ]  12.4%   U.S. Value Portfolio
[ ]  12.3%   U.S. Large Cap Growth Portfolio
[ ]  10.8%   Short Duration Bond Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   6.5%   International Value Portfolio
[ ]   6.4%   International Growth Portfolio
[ ]   4.5%   High Yield Portfolio
[ ]   2.6%   Small-Mid Cap Value Portfolio
[ ]   2.6%   Small-Mid Cap Growth Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 26-31.


32 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2005 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $3,342


HOLDINGS BREAKDOWN*
[ ]  15.0%   U.S. Value Portfolio                           [PIE CHART OMITTED]
[ ]  14.9%   U.S. Large Cap Growth Portfolio
[ ]  14.4%   Intermediate Duration Bond Portfolio
[ ]  14.2%   Inflation Protected Securities Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   8.0%   International Value Portfolio
[ ]   8.0%   International Growth Portfolio
[ ]   6.6%   High Yield Portfolio
[ ]   3.6%   Small-Mid Cap Value Portfolio
[ ]   3.5%   Small-Mid Cap Growth Portfolio
[ ]   1.8%   Short Duration Bond Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 26-31.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 33


2010 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $5,099


HOLDINGS BREAKDOWN*
[ ]  16.6%   U.S. Value Portfolio                           [PIE CHART OMITTED]
[ ]  16.6%   U.S. Large Cap Growth Portfolio
[ ]  12.4%   Intermediate Duration Bond Portfolio
[ ]  10.1%   Global Real Estate Investment Portfolio
[ ]  10.0%   Inflation Protected Securities Portfolio
[ ]   9.1%   International Value Portfolio
[ ]   9.1%   International Growth Portfolio
[ ]   7.0%   High Yield Portfolio
[ ]   4.6%   Small-Mid Cap Value Portfolio
[ ]   4.5%   Small-Mid Cap Growth Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 26-31.


34 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2015 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $4,025


HOLDINGS BREAKDOWN*
[ ]  18.2%   U.S. Value Portfolio                           [PIE CHART OMITTED]
[ ]  18.2%   U.S. Large Cap Growth Portfolio
[ ]  10.4%   Intermediate Duration Bond Portfolio
[ ]  10.2%   International Value Portfolio
[ ]  10.2%   International Growth Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.0%   High Yield Portfolio
[ ]   5.4%   Small-Mid Cap Value Portfolio
[ ]   5.4%   Small-Mid Cap Growth Portfolio
[ ]   5.0%   Inflation Protected Securities Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 26-31.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 35


2020 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $4,352


HOLDINGS BREAKDOWN*
[ ]  20.1%   U.S. Value Portfolio                           [PIE CHART OMITTED]
[ ]  20.1%   U.S. Large Cap Growth Portfolio
[ ]  11.3%   International Value Portfolio
[ ]  11.3%   International Growth Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.6%   Intermediate Duration Bond Portfolio
[ ]   7.0%   High Yield Portfolio
[ ]   5.9%   Small-Mid Cap Value Portfolio
[ ]   5.9%   Small-Mid Cap Growth Portfolio
[ ]   0.8%   Inflation Protected Securities Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 26-31.


36 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2025 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $6,114


HOLDINGS BREAKDOWN*
[ ]  21.9%   U.S. Value Portfolio                           [PIE CHART OMITTED]
[ ]  21.8%   U.S. Large Cap Growth Portfolio
[ ]  10.1%   Global Real Estate Investment Portfolio
[ ]  12.3%   International Value Portfolio
[ ]  12.3%   International Growth Portfolio
[ ]   6.6%   Small-Mid Cap Value Portfolio
[ ]   6.6%   Small-Mid Cap Growth Portfolio
[ ]   5.4%   High Yield Portfolio
[ ]   3.0%   Intermediate Duration Bond Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 26-31.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 37


2030 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $3,108


HOLDINGS BREAKDOWN*
[ ]  23.7%   U.S. Value Portfolio                           [PIE CHART OMITTED]
[ ]  23.5%   U.S. Large Cap Growth Portfolio
[ ]  13.3%   International Value Portfolio
[ ]  13.3%   International Growth Portfolio
[ ]  10.1%   Global Real Estate Investment Portfolio
[ ]   7.4%   Small-Mid Cap Value Portfolio
[ ]   7.3%   Small-Mid Cap Growth Portfolio
[ ]   1.0%   High Yield Portfolio
[ ]   0.4%   Intermediate Duration Bond Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 26-31.


38 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2035 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $1,871


HOLDINGS BREAKDOWN*
[ ]  24.0%   U.S. Value Portfolio                           [PIE CHART OMITTED]
[ ]  24.0%   U.S. Large Cap Growth Portfolio
[ ]  13.5%   International Value Portfolio
[ ]  13.5%   International Growth Portfolio
[ ]  10.1%   Global Real Estate Investment Portfolio
[ ]   7.5%   Small-Mid Cap Value Portfolio
[ ]   7.4%   Small-Mid Cap Growth Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 26-31.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 39


2040 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $862


HOLDINGS BREAKDOWN*
[ ]  24.0%   U.S. Value Portfolio                           [PIE CHART OMITTED]
[ ]  23.9%   U.S. Large Cap Growth Portfolio
[ ]  13.5%   International Value Portfolio
[ ]  13.5%   International Growth Portfolio
[ ]  10.1%   Global Real Estate Investment Portfolio
[ ]   7.5%   Small-Mid Cap Value Portfolio
[ ]   7.5%   Small-Mid Cap Growth Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 26-31.


40 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2045 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $808


HOLDINGS BREAKDOWN*
[ ]  24.0%   U.S. Value Portfolio                           [PIE CHART OMITTED]
[ ]  24.0%   U.S. Large Cap Growth Portfolio
[ ]  13.5%   International Value Portfolio
[ ]  13.5%   International Growth Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.5%   Small-Mid Cap Value Portfolio
[ ]   7.5%   Small-Mid Cap Growth Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 26-31.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 41


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)

                                                                2000 Retirement
                                                                    Strategy
                                                                 ==============
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein Intermediate Duration Bond
    (shares of 4,094)                                            $       40,616
  AllianceBernstein Inflation Protected Securities
    (shares of 3,769)                                                    36,484
  AllianceBernstein U.S. Value (shares of 2,752)                         29,944
  AllianceBernstein U.S. Large Cap Growth (shares of 2,479)              29,673
  AllianceBernstein Short Duration Bond (shares of 2,640)                26,214
  AllianceBernstein Global Real Estate Investment
    (shares of 2,038)                                                    24,211
  AllianceBernstein International Value (shares of 1,219)                15,558
  AllianceBernstein International Growth (shares of 1,275)               15,515
  AllianceBernstein High Yield (shares of 1,078)                         10,933
  AllianceBernstein Small-Mid Cap Value (shares of 558)                   6,261
  AllianceBernstein Small-Mid Cap Growth (shares of 491)                  6,232
                                                                 --------------
    Total Investments (cost $237,395)                                   241,641
Receivable due from Adviser                                              78,443
Prepaid registration fee                                                 71,701
                                                                 --------------
Total assets                                                            391,785
                                                                 --------------
Liabilities
Registration fee payable                                                 98,767
Administrative fee payable                                               37,625
Audit fee payable                                                        16,765
Transfer Agent fee payable                                                3,019
Distribution fee payable                                                     49
Accrued expenses and other liabilities                                   16,259
                                                                 --------------
Total liabilities                                                       172,484
                                                                 --------------
Net Assets                                                       $      219,301
                                                                 ==============
Composition of Net Assets
Shares of beneficial interest, at par                            $           21
Additional paid-in capital                                              214,351
Undistributed net investment income                                         855
Accumulated net realized loss on investment transactions                   (172)
Net unrealized appreciation of investments                                4,246
                                                                 --------------
                                                                 $      219,301
                                                                 ==============

Calculation of Maximum Offering Price Per Share

                                                       Net Asset Value and:
                                                  -----------------------------
                                       Shares        Offering      Redemption
Class                Net Assets     Outstanding        Price          Price
-------------------------------------------------------------------------------
A                     $130,583          12,303        $11.08*        $10.61
B                     $ 10,580           1,000        $10.58             --
C                     $ 33,174           3,136        $10.58             --
Advisor               $ 10,631           1,000        $10.63         $10.63
R                     $ 10,604           1,000        $10.60         $10.60
K                     $ 13,098        1,233.52        $10.62         $10.62
I                     $ 10,631           1,000        $10.63         $10.63


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


42 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)

                                                                2005 Retirement
                                                                    Strategy
                                                                 ==============
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Value (shares of 44,839)                $      487,852
  AllianceBernstein U.S. Large Cap Growth (shares of 40,533)            485,178
  AllianceBernstein Intermediate Duration Bond
    (shares of 47,339)                                                  469,599
  AllianceBernstein Inflation Protected Securities
    (shares of 47,836)                                                  463,055
  AllianceBernstein Global Real Estate Investment
    (shares of 27,635)                                                  328,299
  AllianceBernstein International Value (shares of 20,359)              259,783
  AllianceBernstein International Growth (shares of 21,343)             259,743
  AllianceBernstein High Yield (shares of 21,249)                       215,469
  AllianceBernstein Small-Mid Cap Value (shares of 10,349)              116,007
  AllianceBernstein Small-Mid Cap Growth (shares of 9,101)              115,582
  AllianceBernstein Short Duration Bond (shares of 5,881)                58,402
                                                                 --------------
    Total investments (cost $3,134,958)                               3,258,969
Receivable due from Adviser                                              93,895
Receivable for shares of beneficial interest sold                         4,993
Other assets                                                             71,701
                                                                 --------------
Total assets                                                          3,429,558
                                                                 --------------
Liabilities
Administrative fee payable                                               37,625
Audit fee payable                                                        16,764
Registration fee payable                                                 12,362
Legal fee payable                                                         6,790
Printing fee payable                                                      5,000
Transfer Agent fee payable                                                3,034
Distribution fee payable                                                    810
Payable for investments purchased                                           200
Accrued expenses and other liabilities                                    4,482
                                                                 --------------
Total liabilities                                                        87,067
                                                                 --------------
Net Assets                                                       $    3,342,491
                                                                 ==============
Composition of Net Assets
Shares of beneficial interest, at par                            $          313
Additional paid-in capital                                            3,205,016
Undistributed net investment income                                       9,937
Accumulated net realized gain on investment transactions                  3,214
Net unrealized appreciation of investments                              124,011
                                                                 --------------
                                                                 $    3,342,491
                                                                 ==============

Calculation of Maximum Offering Price Per Share

                                                       Net Asset Value and:
                                                  -----------------------------
                                       Shares        Offering      Redemption
Class               Net Assets      Outstanding        Price          Price
-------------------------------------------------------------------------------
A                   $3,105,923         290,785        $11.15*        $10.68
B                   $   77,063           7,242        $10.64             --
C                   $   24,303           2,285        $10.64             --
Advisor             $   10,690           1,000        $10.69         $10.69
R                   $   10,663           1,000        $10.66         $10.66
K                   $  103,159           9,664        $10.67         $10.67
I                   $   10,690           1,000        $10.69         $10.69


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 43


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)

                                                                2010 Retirement
                                                                    Strategy
                                                                 ==============
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Value (shares of 76,480)                $      832,104
  AllianceBernstein U.S. Large Cap Growth (shares of 69,484)            831,720
  AllianceBernstein Intermediate Duration Bond
    (shares of 62,699)                                                  621,973
  AllianceBernstein Global Real Estate Investment
    (shares of 42,316)                                                  502,719
  AllianceBernstein Inflation Protected Securities
    (shares of 51,738)                                                  500,826
  AllianceBernstein International Value (shares of 35,547)              453,582
  AllianceBernstein International Growth (shares of 37,265)             453,514
  AllianceBernstein High Yield (shares of 34,596)                       350,805
  AllianceBernstein Small-Mid Cap Value (shares of 20,252)              227,028
  AllianceBernstein Small-Mid Cap Growth (shares of 17,826)             226,393
                                                                 --------------
    Total investments (cost $4,847,166)                               5,000,664
Receivable due from Adviser                                             115.603
Receivable for shares of beneficial interest sold                         8,492
Other assets                                                             71,701
                                                                 --------------
Total assets                                                          5,196,460
                                                                 --------------
Liabilities
Administrative fee payable                                               37,625
Registration fee payable                                                 18,541
Audit fee payable                                                        16,765
Legal fee payable                                                         6,792
Payable for investment securities purchased                               4,115
Transfer Agent fee payable                                                3,039
Distribution fee payable                                                  1,169
Accrued expenses and other liabilities                                    9,494
                                                                 --------------
Total liabilities                                                        97,540
                                                                 --------------
Net Assets                                                       $    5,098,920
                                                                 ==============
Composition of Net Assets
Shares of beneficial interest, at par                            $          474
Additional paid-in capital                                            4,917,691
Undistributed net investment income                                      17,699
Accumulated net realized gain on investment transactions                  9,558
Net unrealized appreciation of investments                              153,498
                                                                 --------------
                                                                 $    5,098,920
                                                                 ==============

Calculation of Maximum Offering Price Per Share

                                                       Net Asset Value and:
                                                  -----------------------------
                                       Shares        Offering      Redemption
Class               Net Assets      Outstanding        Price          Price
-------------------------------------------------------------------------------
A                   $2,822,503         262,359        $11.24*        $10.76
B                   $  332,979          31,065        $10.72             --
C                   $   99,175           9,249        $10.72             --
Advisor             $  265,723          24,681        $10.77         $10.77
R                   $   55,507           5,166        $10.74         $10.74
K                   $1,512,263         140,553        $10.76         $10.76
I                   $   10,770           1,000        $10.77         $10.77


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


44 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)

                                                                2015 Retirement
                                                                    Strategy
                                                                 ==============
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 61,448)     $      735,537
  AllianceBernstein U.S. Value (shares of 67,605)                       735,537
  AllianceBernstein Intermediate Duration Bond
    (shares of 42,428)                                                  420,882
  AllianceBernstein International Growth (shares of 34,034)             414,194
  AllianceBernstein International Value (shares of 32,460)              414,194
  AllianceBernstein Global Real Estate Investment
    (shares of 34,014)                                                  404,089
  AllianceBernstein High Yield (shares of 27,909)                       282,994
  AllianceBernstein Small-Mid Cap Growth (shares of 17,018)             216,134
  AllianceBernstein Small-Mid Cap Value (shares of 19,280)              216,134
  AllianceBernstein Inflation Protected Securities
    (shares of 20,905)                                                  202,357
                                                                 --------------
    Total Investments (cost $3,952,319)                               4,042,052
Receivable due from Adviser                                              81,979
Receivable for shares of beneficial interest sold                        35,868
Other assets                                                             71,701
                                                                 --------------
Total assets                                                          4,231,600
                                                                 --------------
Liabilities
Registration fee payable                                                 98,767
Administrative fee payable                                               37,625
Payable for investment securities purchased                              33,394
Audit fee payable                                                        16,765
Transfer Agent fee payable                                                3,061
Distribution fee payable                                                  1,145
Accrued expenses and other liabilities                                   16,299
                                                                 --------------
Total liabilities                                                       207,056
                                                                 --------------
Net Assets                                                       $    4,024,544
                                                                 ==============
Composition of Net Assets
Shares of beneficial interest, at par                            $          371
Additional paid-in capital                                            3,929,690
Undistributed net investment income                                       2,119
Accumulated net realized gain on investment transactions                  2,631
Net unrealized appreciation of investments                               89,733
                                                                 --------------
                                                                 $    4,024,544
                                                                 ==============

Calculation of Maximum Offering Price Per Share

                                                       Net Asset Value and:
                                                  -----------------------------
                                       Shares        Offering      Redemption
Class               Net Assets      Outstanding        Price          Price
-------------------------------------------------------------------------------
A                   $1,736,641         160,075        $11.33*        $10.85
B                   $  568,013          52,524        $10.81             --
C                   $  212,824          19,683        $10.81             --
Advisor             $   10,862           1,000        $10.86         $10.86
R                   $   41,103           3,794        $10.83         $10.83
K                   $1,444,239         133,117        $10.85         $10.85
I                   $   10,862           1,000        $10.86         $10.86


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 45


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)

                                                                2020 Retirement
                                                                    Strategy
                                                                 ==============
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 73,285)     $      877,217
  AllianceBernstein U.S. Value (shares of 80,627)                       877,217
  AllianceBernstein International Value (shares of 38,656)              493,255
  AllianceBernstein International Growth (shares of 40,491)             492,781
  AllianceBernstein Global Real Estate Investment
    (shares of 36,952)                                                  438,986
  AllianceBernstein Intermediate Duration Bond
    (shares of 33,615)                                                  333,459
  AllianceBernstein High Yield (shares of 30,258)                       306,817
  AllianceBernstein Small-Mid Cap Value (shares of 22,944)              257,200
  AllianceBernstein Small-Mid Cap Growth (shares of 20,224)             256,846
  AllianceBernstein Inflation Protected Securities
    (shares of 3,619)                                                    35,030
                                                                 --------------
    Total investments (cost $4,290,302)                               4,368,808
Receivable due from Adviser                                              83,508
Receivable for shares of beneficial interest sold                        14,486
Other assets                                                             71,701
                                                                 --------------
Total assets                                                          4,538,503
                                                                 --------------
Liabilities
Registration fee payable                                                 98,767
Administrative fee payable                                               37,625
Audit fee payable                                                        16,765
Payable for investment securities purchased                              13,221
Transfer Agent fee payable                                                3,051
Distribution fee payable                                                    855
Accrued expenses and other liabilities                                   16,286
                                                                 --------------
Total liabilities                                                       186,570
                                                                 --------------
Net Assets                                                       $    4,351,933
                                                                 ==============
Composition of Net Assets
Shares of beneficial interest, at par                            $          397
Additional paid-in capital                                            4,267,399
Undistributed net investment income                                       5,834
Accumulated net realized loss on investment transactions                   (203)
Net unrealized appreciation of investments                               78,506
                                                                 --------------
                                                                 $    4,351,933
                                                                 ==============

Calculation of Maximum Offering Price Per Share

                                                       Net Asset Value and:
                                                  -----------------------------
                                       Shares        Offering      Redemption
Class               Net Assets      Outstanding        Price          Price
-------------------------------------------------------------------------------
A                   $1,666,962         152,105        $11.45*        $10.96
B                   $  331,428          30,351        $10.92             --
C                   $  129,292          11,840        $10.92             --
Advisor             $   10,971           1,000        $10.97         $10.97
R                   $   76,207           6,961        $10.95         $10.95
K                   $2,027,214         184,923        $10.96         $10.96
I                   $  109,859          10,013        $10.97         $10.97


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


46 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)

Statement of Net Assets

                                                                2025 Retirement
                                                                    Strategy
                                                                 ==============
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Value (shares of 120,803)               $    1,314,333
  AllianceBernstein U.S. Large Cap Growth (shares of 109,283)         1,308,121
  AllianceBernstein International Value (shares of 58,020)              740,330
  AllianceBernstein International Growth (shares of 60,665)             738,299
  AllianceBernstein Global Real Estate Investment
    (shares of 50,854)                                                  604,143
  AllianceBernstein Small-Mid Cap Value (shares of 35,375)              396,557
  AllianceBernstein Small-Mid Cap Growth (shares of 31,084)             394,768
  AllianceBernstein High Yield (shares of 32,286)                       327,384
  AllianceBernstein Intermediate Duration Bond
    (shares of 18,354)                                                  182,067
                                                                 --------------
    Total investments (cost $5,919,686)                               6,006,002
Receivable for shares of beneficial interest sold                       134,255
Receivable due from Adviser                                              81,583
Other assets                                                             71,701
                                                                 --------------
Total assets                                                          6,293,541
                                                                 --------------
Liabilities
Registration fee payable                                                 98,767
Administrative fee payable                                               37,625
Audit fee payable                                                        16,765
Payable for investment securities purchased                               5,646
Transfer Agent fee payable                                                3,069
Distribution fee payable                                                    838
Payable for capital stock redeemed                                          323
Accrued expenses and other liabilities                                   16,295
                                                                 --------------
Total liabilities                                                       179,328
                                                                 --------------
Net Assets                                                       $    6,114,213
                                                                 ==============
Composition of Net Assets
Shares of beneficial interest, at par                            $          545
Additional paid-in capital                                            6,024,625
Accumulated net investment loss                                            (330)
Accumulated net realized gain on investment transactions                  3,057
Net unrealized appreciation of investments                               86,316
                                                                 --------------
                                                                 $    6,114,213
                                                                 ==============

Calculation of Maximum Offering Price Per Share

                                                       Net Asset Value and:
                                                  -----------------------------
                                       Shares        Offering      Redemption
Class               Net Assets      Outstanding        Price          Price
-------------------------------------------------------------------------------
A                   $1,549,419         138,085        $11.72*        $11.22
B                   $  141,927          12,700        $11.18             --
C                   $  158,925          14,215        $11.18             --
Advisor             $  106,158           9,452        $11.23         $11.23
R                   $  381,427          34,036        $11.21         $11.21
K                   $3,759,101         335,066        $11.22         $11.22
I                   $   17,256           1,536        $11.23         $11.23


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 47


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)

                                                                2030 Retirement
                                                                    Strategy
                                                                 ==============
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Value (shares of 65,159)                $      708,929
  AllianceBernstein U.S. Large Cap Growth (shares of 58,784)            703,643
  AllianceBernstein International Value (shares of 31,335)              399,837
  AllianceBernstein International Growth (shares of 32,764)             398,739
  AllianceBernstein Global Real Estate Investment
    (shares of 25,400)                                                  301,752
  AllianceBernstein Small-Mid Cap Value (shares of 19,677)              220,577
  AllianceBernstein Small-Mid Cap Growth (shares of 17,290)             219,581
  AllianceBernstein High Yield (shares of 2,986)                         30,281
  AllianceBernstein Intermediate Duration Bond
    (shares of 1,222)                                                    12,125
                                                                 --------------
    Total investments (cost $2,896,996)                               2,995,464
Receivable for shares of beneficial interest sold                       129,138
Receivable due from Adviser                                              86,012
Other assets                                                             71,701
                                                                 --------------
Total assets                                                          3,282,315
                                                                 --------------
Liabilities
Registration fee payable                                                 98,767
Administrative fee payable                                               37,625
Audit fee payable                                                        16,765
Transfer Agent fee payable                                                3,058
Payable for investment securities purchased                               1,110
Distribution fee payable                                                    609
Accrued expenses and other liabilities                                   16,305
                                                                 --------------
Total liabilities                                                       174,239
                                                                 --------------
Net Assets                                                       $    3,108,076
                                                                 ==============
Composition of Net Assets
Shares of beneficial interest, at par                            $          282
Additional paid-in capital                                            3,006,958
Accumulated  net investment loss                                           (594)
Accumulated net realized gain on investment transactions                  2,962
Net unrealized appreciation of investments                               98,468
                                                                 --------------
                                                                 $    3,108,076
                                                                 ==============

Calculation of Maximum Offering Price Per Share

                                                       Net Asset Value and:
                                                  -----------------------------
                                       Shares        Offering      Redemption
Class               Net Assets      Outstanding        Price          Price
-------------------------------------------------------------------------------
A                   $1,249,949         113,157        $11.54*        $11.05
B                   $  193,319          17,598        $10.99             --
C                   $  129,112          11,743        $10.99             --
Advisor             $   26,155           2,367        $11.05         $11.05
R                   $  133,693          12,099        $11.05         $11.05
K                   $  974,377          88,234        $11.04         $11.04
I                   $  401,471          36,346        $11.05         $11.05


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


48 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)

                                                                2035 Retirement
                                                                    Strategy
                                                                 ==============
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Value (shares of 41,604)                $      452,656
  AllianceBernstein U.S. Large Cap Growth (shares of 37,7637)           452,025
  AllianceBernstein International Value (shares of 20,012)              255,358
  AllianceBernstein International Growth (shares of 20,925)             254,658
  AllianceBernstein Global Real Estate Investment
    (shares of 15,982)                                                  189,861
  AllianceBernstein Small-Mid Cap Value (shares of 12,633)              141,618
  AllianceBernstein Small-Mid Cap Growth (shares of 11,101)             140,979
                                                                 --------------
    Total investments (cost $1,839,850)                               1,887,155
Receivable due from Adviser                                              80,691
Receivable for shares of beneficial interest sold                         7,854
Other assets                                                             71,701
                                                                 --------------
Total assets                                                          2,047,401
                                                                 --------------
Liabilities
Registration fee payable                                                 98,767
Administrative fee payable                                               37,625
Audit fee payable                                                        16,765
Payable for investment securities purchased                               3,452
Transfer Agent fee payable                                                3,032
Distribution fee payable                                                    408
Accrued expenses and other liabilities                                   16,457
                                                                 --------------
Total liabilities                                                       176,506
                                                                 --------------
Net Assets                                                       $    1,870,895
                                                                 ==============
Composition of Net Assets
Shares of beneficial Interest, at par                            $          168
Additional paid-in capital                                            1,822,609
Accumulated net investment loss                                          (1,026)
Accumulated net realized gain on investment transactions                  1,839
Net unrealized appreciation of investments                               47,305
                                                                 --------------
                                                                 $    1,870,895
                                                                 ==============

Calculation of Maximum Offering Price Per Share

                                                       Net Asset Value and:
                                                  -----------------------------
                                       Shares        Offering      Redemption
Class                Net Assets     Outstanding        Price          Price
-------------------------------------------------------------------------------
A                    $ 870,954          78,224        $11.62*        $11.13
B                    $  39,768           3,584        $11.10             --
C                    $ 132,330          11,926        $11.10             --
Advisor              $  56,305           5,051        $11.15         $11.15
R                    $ 133,213          11,980        $11.12         $11.12
K                    $ 615,130          55,229        $11.14         $11.14
I                    $  23,195           2,080        $11.15         $11.15


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 49


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)

                                                                2040 Retirement
                                                                    Strategy
                                                                 ==============
Assets
Investments in underlying portfolios, at value:
  AllianceBernstein U.S. Value (shares of 19,466)                $      211,795
  AllianceBernstein U.S. Large Cap Growth (shares of 17,665)            211,449
  AllianceBernstein International Value (shares of 9,364)               119,480
  AllianceBernstein International Growth (shares of 9,791)              119,152
  AllianceBernstein Global Real Estate Investment
    (shares of 7,478)                                                    88,835
  AllianceBernstein Small-Mid Cap Value (shares of 5,911)                66,262
  AllianceBernstein Small-Mid Cap Growth (shares of 5,194)               65,963
                                                                 --------------
    Total investments (cost $856,640)                                   882,936
Receivable due from Adviser                                              80,789
Prepaid registration fee                                                 71,701
Receivable for shares of beneficial interest sold                         2,578
                                                                 --------------
Total assets                                                          1,038,004
                                                                 --------------
Liabilities
Registration fee payable                                                 98,767
Administrative fee payable                                               37,625
Audit fee payable                                                        16,765
Transfer Agent fee payable                                                3,026
Payable for investment securities purchased                               1,565
Distribution fee payable                                                    241
Payable for shares of beneficial interest redeemed                           43
Accrued expenses and other liabilities                                   17,953
                                                                 --------------
Total liabilities                                                       175,985
                                                                 --------------
Net Assets                                                       $      862,019
                                                                 ==============
Composition of Net Assets
Shares of beneficial interest, at par                            $           77
Additional paid-in capital                                              835,616
Accumulated net investment loss                                            (645)
Accumulated net realized gain on investment transactions                    675
Net unrealized appreciation of investments                               26,296
                                                                 --------------
                                                                 $      862,019
                                                                 ==============

Calculation of Maximum Offering Price Per Share

                                                       Net Asset Value and:
                                                  -----------------------------
                                       Shares        Offering      Redemption
Class                Net Assets     Outstanding        Price          Price
-------------------------------------------------------------------------------
A                    $ 298,732          26,689        $11.69*        $11.19
B                    $ 119,848          10,743        $11.16             --
C                    $  34,841           3,123        $11.16             --
Advisor              $  66,191           5,907        $11.20         $11.20
R                    $  69,593           6,223        $11.18         $11.18
K                    $ 258,303          23,062        $11.20         $11.20
I                    $  14,511           1,295        $11.21         $11.21


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


50 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)


                                                                2045 Retirement
                                                                    Strategy
                                                                 ==============
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth
    (shares of 16,455)                                           $      196,963
  AllianceBernstein U.S. Value (shares of 18,103)                       196,962
  AllianceBernstein International Value (shares of 8,699)               110,997
  AllianceBernstein International Growth (shares of 9,099)              110,736
  AllianceBernstein Global Real Estate Investment
    (shares of 6,947)                                                    82,527
  AllianceBernstein Small-Mid Cap Value (shares of 5,491)                61,558
  AllianceBernstein Small-Mid Cap Growth (shares of 4,840)               61,463
                                                                 --------------
    Total investments (cost $799,092)                                   821,206
Receivable due from Adviser                                              78,937
Prepaid registration fee                                                 71,701
Receivable for shares of beneficial interest sold                        11,008
                                                                 --------------
Total assets                                                            982,852
                                                                 --------------
Liabilities
Registration fee payable                                                 98,767
Administrative fee payable                                               37,625
Audit fee payable                                                        16,765
Transfer Agent fee payable                                                3,042
Payable for investment securities purchased                               2,412
Payable for shares of beneficial interest redeemed                           43
Distribution fee payable                                                    166
Accrued expenses and other liabilities                                   16,242
                                                                 --------------
Total liabilities                                                       175,062
                                                                 --------------
Net Assets                                                       $      807,790
                                                                 ==============
Composition of Net Assets
Shares of beneficial interest, at par                            $           72
Additional paid-in capital                                              785,442
Accumulated net investment loss                                            (450)
Accumulated net realized gain on investment transactions                    612
Net unrealized appreciation of investments                               22,114
                                                                 --------------
                                                                 $      807,790
                                                                 ==============

Calculation of Maximum Offering Price Per Share

                                                       Net Asset Value and:
                                                  -----------------------------
                                       Shares        Offering      Redemption
Class                Net Assets     Outstanding        Price          Price
-------------------------------------------------------------------------------
A                    $ 180,213          16,022        $11.75*        $11.25
B                    $  74,338           6,635        $11.20             --
C                    $  41,873           3,737        $11.20             --
Advisor              $ 154,903          13,761        $11.26         $11.26
R                    $  51,095           4,549        $11.23         $11.23
K                    $ 294,108          26,145        $11.25         $11.25
I                    $  11,260           1,000        $11.26         $11.26


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 51


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (unaudited)

                                       2000            2005            2010
                                    Retirement      Retirement      Retirement
                                     Strategy        Strategy        Strategy
                                  =============   =============   =============
Investment Income
Income distributions from
  Underlying Portfolios           $       1,400   $      18,191   $      29,591
                                  -------------   -------------   -------------
Expenses
Advisory fee                                233           4,051           5,824
Distribution fee--Class A                    22           2,003           1,975
Distribution fee--Class B                    50             188             587
Distribution fee--Class C                    96              79             171
Distribution fee--Class R                    25              25              33
Distribution fee--Class K                    13              68             391
Transfer agency--Class A                  7,133           7,186           6,442
Transfer agency--Class B                    454             517             934
Transfer agency--Class C                  1,088           1,004           1,052
Transfer agency--Advisor Class              364             337             387
Transfer agency--Class R                     13              13              17
Transfer agency--Class K                     10              54             313
Transfer agency--Class I                      6               6               6
Administrative fee                       37,625          37,625          37,625
Custodian                                34,000          34,000          34,000
Registration                             27,597          27,597          27,597
Audit                                    18,740          18,740          18,740
Legal                                     6,944           6,944           6,944
Printing                                  5,000           5,000           5,000
Directors' fees                           1,100           1,100           1,100
Miscellaneous                             2,500           2,500           2,500
                                  -------------   -------------   -------------
Total expenses                          143,013         149,037         151,638
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                         (142,468)       (140,783)       (139,746)
                                  -------------   -------------   -------------

Net expenses                                545           8,254          11,892
                                  -------------   -------------   -------------
Net investment income                       855           9,937          17,699
                                  -------------   -------------   -------------

Realized and Unrealized Gain
(Loss) on Investment Transactions
Net realized gain (loss) on:
  Sale of Underlying Portfolio
    shares                                 (451)         (1,950)         (2,592)
  Net realized gain distributions
    from Underlying Portfolios              279           5,164          12,150
Net change in unrealized
  appreciation/depreciation
  of investments                          4,246         124,011         153,498
                                  -------------   -------------   -------------
Net gain on investment
  transactions                            4,074         127,225         163,056
                                  -------------   -------------   -------------
Net Increase in Net Assets
  from Operations                 $       4,929   $     137,162   $     180,755
                                  =============   =============   =============


See notes to financial statements.


52 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                       2015            2020            2025
                                    Retirement      Retirement      Retirement
                                     Strategy        Strategy        Strategy
                                  =============   =============   =============
Investment Income
Income distributions from
  Underlying Portfolios           $       9,798   $       8,481   $       5,716
                                  -------------   -------------   -------------
Expenses
Advisory fee                              3,456           3,156           3,077
Distribution fee--Class A                   845             693             627
Distribution fee--Class B                   873             568             211
Distribution fee--Class C                   361             244             128
Distribution fee--Class R                    30              41             106
Distribution fee--Class K                   387             321             477
Transfer agency--Class A                  6,397           6,644           6,522
Transfer agency--Class B                  1,263             820             612
Transfer agency--Class C                    960           1,041           1,194
Transfer agency--Advisor Class              257             344             435
Transfer agency--Class R                     16              21              55
Transfer agency--Class K                    309             257             382
Transfer agency--Class I                      6              38               7
Administrative fee                       37,625          37,625          37,625
Custodian                                34,000          34,000          34,000
Registration                             27,597          27,597          27,597
Audit                                    18,740          18,740          18,740
Legal                                     6,944           6,944           6,944
Printing                                  5,000           5,000           5,000
Directors' fees                           1,100           1,100           1,100
Miscellaneous                             2,500           2,500           2,500
                                  -------------   -------------   -------------
Total expenses                          148,666         147,694         147,339
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                         (140,987)       (141,215)       (141,293)
                                  -------------   -------------   -------------

Net expenses                              7,679           6,479           6,046
                                  -------------   -------------   -------------
Net investment income (loss)              2,119           2,002            (330)
                                  -------------   -------------   -------------
Realized and Unrealized Gain
(Loss) on Investment Transactions
Net realized gain (loss) on:
  Sale of Underlying Portfolio
    shares                                 (705)           (203)            217
  Net realized gain distributions
    from Underlying Portfolios            3,336           3,832           2,840
Net change in unrealized
  appreciation/depreciation
  of investments                         89,733          78,506          86,316
                                  -------------   -------------   -------------
Net gain on investment
  transactions                           92,364          82,135          89,373
                                  -------------   -------------   -------------
Net Increase in Net Assets
  from Operations                 $      94,483   $      84,137   $      89,043
                                  =============   =============   =============


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 53


                                       2030            2035            2040
                                    Retirement      Retirement      Retirement
                                     Strategy        Strategy        Strategy
                                  =============   =============   =============
Investment Income
Income distributions from
  Underlying Portfolios           $       5,113   $       2,098   $       1,195
                                  -------------   -------------   -------------
Expenses
Advisory fee                              2,937           1,559             887
Distribution fee--Class A                   524             305             120
Distribution fee--Class B                   466              95             227
Distribution fee--Class C                   213             189              84
Distribution fee--Class R                    55              54              35
Distribution fee--Class K                   156             203              78
Transfer agency--Class A                  6,338           6,705           6,732
Transfer agency--Class B                  1,076             621             645
Transfer agency--Class C                  1,050           1,068           1,074
Transfer agency--Advisor Class              438             536             554
Transfer agency--Class R                     29              28              18
Transfer agency--Class K                    125             163              63
Transfer agency--Class I                    152               7               7
Administrative fee                       37,625          37,625          37,625
Custodian                                34,000          34,000          34,000
Registration                             27,597          27,597          27,597
Audit                                    18,740          18,740          18,740
Legal                                     6,944           6,944           6,944
Printing                                  5,000           5,000           5,000
Directors' fees                           1,100           1,100           1,100
Miscellaneous                             2,500           2,500           2,500
                                  -------------   -------------   -------------
Total expenses                          147,065         145,039         144,030
                                  -------------   -------------   -------------

Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                         (141,358)       (141,915)       (142,190)
                                  -------------   -------------   -------------

Net expenses                              5,707           3,124           1,840
                                  -------------   -------------   -------------
Net investment loss                        (594)         (1,026)           (645)
                                  -------------   -------------   -------------
Realized and Unrealized Gain
(Loss) on Investment Transactions
Net realized gain (loss) on:
  Sale of Underlying Portfolio
    shares                               (1,366)            (70)           (415)
  Net realized gain distributions
    from Underlying Portfolios            4,328           1,909           1,090
Net change in unrealized
  appreciation/depreciation
  of investments                         98,468          47,305          26,296
                                  -------------   -------------   -------------
Net gain on investment
  transactions                          101,430          49,144          26,971
                                  -------------   -------------   -------------
Net Increase in Net Assets
  from Operations                 $     100,836   $      48,118   $      26,326
                                  =============   =============   =============


See notes to financial statements.


54 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                                      2045
                                                                   Retirement
                                                                    Strategy
                                                                 ==============
Investment Income
Income distributions from Underlying Portfolios                  $          957
                                                                 --------------
Expenses
Advisory fee                                                                687
Distribution fee--Class A                                                    53
Distribution fee--Class B                                                   111
Distribution fee--Class C                                                   124
Distribution fee--Class R                                                    35
Distribution fee--Class K                                                    81
Transfer agency--Class A                                                  6,600
Transfer agency--Class B                                                    725
Transfer agency--Class C                                                    996
Transfer agency--Advisor Class                                              735
Transfer agency--Class R                                                     18
Transfer agency--Class K                                                     65
Transfer agency--Class I                                                      6
Administrative fee                                                       37,625
Custodian                                                                34,000
Registration                                                             27,597
Audit                                                                    18,740
Legal                                                                     6,944
Printing                                                                  5,000
Directors' fees                                                           1,100
Miscellaneous                                                             2,500
                                                                 --------------
Total expenses                                                          143,742
                                                                 --------------
Less: expenses waived and reimbursed by the Adviser
  (see Note B)                                                         (142,335)
                                                                 --------------
Net expenses                                                              1,407
                                                                 --------------
Net investment loss                                                        (450)
                                                                 --------------
Realized and Unrealized Gain
(Loss) on Investment Transactions
Net realized gain (loss) on:
  Sale of Underlying Portfolio shares                                      (260)
  Net realized gain distributions from Underlying Portfolios                872
Net change in unrealized appreciation/depreciation of
  investments                                                            22,114
                                                                 --------------
Net gain on investment transactions                                      22,726
                                                                 --------------
Net Increase in Net Assets from Operations                       $       22,276
                                                                 ==============


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 55


STATEMENT OF CHANGES IN NET ASSETS

                                                                      2000
                                                                   Retirement
                                                                    Strategy
                                                                 ==============
                                                                   Six Months
                                                                     Ended
                                                                   February 28,
                                                                      2006
                                                                  (unaudited)
                                                                 ==============
Increase (Decrease) in Net Assets from Operations
Net investment income                                            $          855
Net realized loss on investment transactions                               (451)
Net realized gain distributions from Underlying Portfolios                  279
Net change in unrealized appreciation/depreciation of
  investments                                                             4,246
                                                                 --------------
Net increase in net assets from operations                                4,929
Transactions in Shares of Beneficial Interest
Net increase                                                            214,372
                                                                 --------------
Total increase                                                          219,301
Net Assets
Beginning of period                                                          -0-
                                                                 --------------
End of period, (including undistributed net investment income
  of $855)                                                       $      219,301
                                                                 ==============


See notes to financial statements.


56 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                                      2005
                                                                   Retirement
                                                                    Strategy
                                                                 ==============
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                      2006
                                                                  (unaudited)
                                                                 ==============
Increase (Decrease) in Net Assets from Operations
Net investment income                                            $        9,937
Net realized loss on investment transactions                             (1,950)
Net realized gain distributions from Underlying Portfolios                5,164
Net change in unrealized appreciation/depreciation of
  investments                                                           124,011
                                                                 --------------
Net increase in net assets from operations                              137,162
Transactions in Shares of Beneficial Interest
Net increase                                                          3,205,329
                                                                 --------------
Total increase                                                        3,342,491
Net Assets
Beginning of period                                                          -0-
                                                                 --------------
End of period, (including undistributed investment income of
  $9,937)                                                        $    3,342,491
                                                                 ==============


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 57


                                                                      2010
                                                                   Retirement
                                                                    Strategy
                                                                 ==============
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                 ==============
Increase (Decrease) in Net Assets from Operations
Net investment income                                            $       17,699
Net realized loss on investment transactions                             (2,592)
Net realized gain distributions from Underlying Portfolios               12,150
Net change in unrealized appreciation/depreciation of
  investments                                                           153,498
                                                                 --------------
Net increase in net assets from operations                              180,755
Transactions in Shares of Beneficial Interest
Net increase                                                          4,918,165
                                                                 --------------
Total increase                                                        5,098,920
Net Assets
Beginning of period                                                          -0-
                                                                 --------------
End of period, (including undistributed net investment income
  of $17,699)                                                    $    5,098,920
                                                                 ==============


See notes to financial statements.


58 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                                      2015
                                                                   Retirement
                                                                    Strategy
                                                                 ==============
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                 ==============
Increase (Decrease) in Net Assets from Operations
Net investment income                                            $        2,119
Net realized loss on investment transactions                               (705)
Net realized gain distributions from Underlying Portfolios                3,336
Net change in unrealized appreciation/depreciation of
  investments                                                            89,733
                                                                 --------------
Net increase in net assets from operations                               94,483
Transactions in Shares of Beneficial Interest
Net increase                                                          3,930,061
                                                                 --------------
Total increase                                                        4,024,544
Net Assets
Beginning of period                                                          -0-
                                                                 --------------
End of period, (including undistributed net investment income
  of $2,119)                                                     $    4,024,544
                                                                 ==============


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 59


                                                                      2020
                                                                   Retirement
                                                                    Strategy
                                                                 ==============
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                 ==============
Increase (Decrease) in Net Assets from Operations
Net investment income                                            $        2,002
Net realized loss on investment transactions                               (203)
Net realized gain distributions from Underlying Portfolios                3,832
Net change in unrealized appreciation/depreciation of
  investments                                                            78,506
                                                                 --------------
Net increase in net assets from operations                               84,137
Transactions in Shares of Beneficial Interest
Net increase                                                          4,267,796
                                                                 --------------
Total increase                                                        4,351,933
Net Assets
Beginning of period                                                          -0-
                                                                 --------------
End of period, (including undistributed net investment income
  of $2,002)                                                     $    4,351,933
                                                                 ==============


See notes to financial statements.


60 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES



                                                                      2025
                                                                   Retirement
                                                                    Strategy
                                                                 ==============
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                 ==============
Increase (Decrease) in Net Assets from Operations
Net investment loss                                              $         (330)
Net realized gain on investment transactions                                217
Net realized gain distributions from Underlying Portfolios                2,840
Net change in unrealized appreciation/depreciation of
  investments                                                            86,316
                                                                 --------------
Net increase in net assets from operations                               89,043
Transactions in Shares of Beneficial Interest
Net increase                                                          6,025,170
                                                                 --------------
Total increase                                                        6,114,213
Net Assets
Beginning of period                                                          -0-
                                                                 --------------
End of period, (including accumulated net investment loss
  of $330)                                                       $    6,114,213
                                                                 ==============


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 61


                                                                      2030
                                                                   Retirement
                                                                    Strategy
                                                                 ==============
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                 ==============
Increase (Decrease) in Net Assets from Operations
Net investment loss                                              $         (594)
Net realized loss on investment transactions                             (1,366)
Net realized gain distributions from Underlying Portfolios                4,328
Net change in unrealized appreciation/depreciation of
  investments                                                            98,468
                                                                 --------------
Net increase in net assets from operations                              100,836
Transactions in Shares of Beneficial Interest
Net increase                                                          3,007,240
                                                                 --------------
Total increase                                                        3,108,076
Net Assets
Beginning of period                                                          -0-
                                                                 --------------
End of period, (including accumulated net investment loss
  of $594)                                                       $    3,108,076
                                                                 ==============


See notes to financial statements.


62 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                                      2035
                                                                   Retirement
                                                                    Strategy
                                                                 ==============
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                 ==============
Increase (Decrease) in Net Assets from Operations
Net investment loss                                              $       (1,026)
Net realized loss on investment transactions                                (70)
Net realized gain distributions from Underlying Portfolios                1,909
Net change in unrelaized appreciation/depreciation of
  investments                                                            47,305
                                                                 --------------
Net increase in net assets
  from operations                                                        48,118
Transactions in Shares of Beneficial Interest
Net Increase                                                          1,822,777
                                                                 --------------
Total Increase                                                        1,870,895
Net Assets
Beginning of period                                                          -0-
                                                                 --------------
End of period, (including accumulated net investment loss
  of $1,026                                                      $    1,870,895
                                                                 ==============


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 63


                                                                      2040
                                                                   Retirement
                                                                    Strategy
                                                                 ==============
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                 ==============
Increase (Decrease) in Net Assets from Operations
Net investment loss                                              $         (645)
Net realized loss on investment transactions                               (415)
Net realized gain distributions from Underlying Portfolios                1,090
Net change in unrealized appreciation/depreciation of
  investments                                                            26,296
                                                                 --------------
Net increase in net assets from operations                               26,326
Transactions in Shares of Beneficial Interest
Net increase                                                            835,693
                                                                 --------------
Total increase                                                          862,019
Net Assets
Beginning of period                                                          -0-
                                                                 --------------
End of period, (including accumulated net investment loss
  of $645)                                                       $      862,019
                                                                 ==============


See notes to financial statements.


64 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                                      2045
                                                                   Retirement
                                                                    Strategy
                                                                 ==============
                                                                    Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                 ==============
Increase (Decrease) in Net Assets from Operations
Net investment loss                                              $         (450)
Net realized loss on investment transactions                               (260)
Net realized gain distributions from Underlying Portfolios                  872
Net change in unrealized appreciation/depreciation of
  investments                                                            22,114
                                                                 --------------
Net increase in net assets from operations                               22,276
Transactions in Shares of Beneficial Interest
Net increase                                                            785,514
                                                                 --------------
Total increase                                                          807,790
Net Assets
Beginning of period                                                          -0-
                                                                 --------------
End of period, (including accumulated net investment loss
  of $450)                                                       $      807,790
                                                                 ==============


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 65


NOTES TO FINANCIAL STATEMENTS
February 28, 2006 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Retirement Strategies Portfolios (the "Strategies") commenced operations on September 1, 2005 and each is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the "Company"). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 11 portfolios, which are the ten Strategies and the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy and the AllianceBernstein 2045 Retirement Strategy (each a "Strategy" together, the "Strategies"). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the calendar month of purchase will convert to Class A shares. Class C shares are subject to a deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent sales charge. Advisor Class and Class I shares are sold without an initial or contingent sales charge and are not subject to on going distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bear different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P. (the "Adviser"). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Strategies' Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Strategies.


66 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00pm Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based in the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to net assets. Expenses of the Company are charged to each Strategy in proportion to net assets. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 67


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser at the annual rates as follows:

                                            Average Daily Net Assets
                              -------------------------------------------------
                                 First $2.5      Next $2.5      In Excess of
Strategy                           Billion        Billion        $5 Billion
-------------------------------------------------------------------------------
2020, 2025, 2030, 2035,
  2040 and 2045                     .65%            .55%            .50%
2010 and 2015                       .60%            .50%            .45%
2000 and 2005                       .55%            .45%            .40%

Such fees are accrued daily and paid monthly.

The Strategies compensate AllianceBernstein Investor Services, Inc. ("ABIS"), an indirect wholly owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 per fund for the six months ended February 28, 2006.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

                                          Advisor
Strategy    Class A   Class B   Class C    Class    Class R   Class K   Class I
-------------------------------------------------------------------------------
2000         1.10%     1.80%     1.80%     0.80%     1.30%     1.05%     0.80%
2005         1.10%     1.80%     1.80%     0.80%     1.30%     1.05%     0.80%
2010         1.20%     1.90%     1.90%     0.90%     1.40%     1.15%     0.90%
2015         1.20%     1.90%     1.90%     0.90%     1.40%     1.15%     0.90%
2020         1.25%     1.95%     1.95%     0.95%     1.45%     1.20%     0.95%
2025         1.25%     1.95%     1.95%     0.95%     1.45%     1.20%     0.95%
2030         1.25%     1.95%     1.95%     0.95%     1.45%     1.20%     0.95%
2035         1.25%     1.95%     1.95%     0.95%     1.45%     1.20%     0.95%
2040         1.25%     1.95%     1.95%     0.95%     1.45%     1.20%     0.95%
2045         1.25%     1.95%     1.95%     0.95%     1.45%     1.20%     0.95%

For the six months ended February 28, 2006, such waivers amounted to:

Strategy          Waivers           Strategy         Waivers
-------------------------------------------------------------------
2000              $142,468            2025           $141,293
2005              $140,783            2030           $141,358
2010              $139,746            2035           $141,915
2015              $140,987            2040           $142,190
2020              $141,215            2045           $142,335

Pursuant to the Advisery agreement, the Adviser provides certain legal and accounting services for the Strategies. For the six months ended February 28, 2006, the Adviser voluntarily agreed to waive its fees. Such waiver amounted to $37,625 per Strategy.


68 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies' shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2006 as follows:

                Front End
              Sales Charges        Contingent Deferred Sales Charges
             ---------------------------------------------------------------
Strategy          Class A        Class A        Class B        Class C
----------------------------------------------------------------------------
2000              $   273            $ 0        $     0         $    0
2005                  678              0              0              0
2010                1,043              0            753              0
2015                1,936              0            400            100
2020                1,486              0            400              0
2025                1,898              0            291              0
2030                  554              0              0              0
2035                  330              0              0              0
2040                   53              0              0              0
2045                   46              0              0              0

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategies for Class B, Class C, Class R and Class K shares as follows:

Strategy          Class B        Class C        Class R        Class K
-------------------------------------------------------------------------------
2000             $ 41,811       $ 41,765       $ 41,836       $ 41,848
2005               43,838              0         41,912              0
2010               45,013         42,553         41,968         41,610
2015               55,105         42,230         41,874         41,517
2020               50,695         42,910         41,864         41,584
2025               43,909         42,646         41,789         41,418
2030               43,610         42,343         41,847         41,746
2035               42,693         42,591         41,824         41,675
2040               45,734         41,974         41,833         41,790
2045               43,862         41,653         41,832         41,786



ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 69


Such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies' shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the six months ended February 28, 2006, were as follows:

Strategy                                         Purchases            Sales
-------------------------------------------------------------------------------
2000                                            $   289,245         $  51,400
2005                                              3,461,553           324,644
2010                                              5,059,823           210,065
2015                                              3,996,804            43,780
2020                                              4,315,738            25,234
2025                                              6,092,721           173,252
2030                                              2,975,969            77,607
2035                                              1,905,678            65,757
2040                                                908,433            51,377
2045                                                827,627            28,274

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purpose. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

                                                                       Net
                                      Gross Unrealized             Unrealized
                              ---------------------------------   Appreciation
Strategy                         Appreciation  (Depreciation)    (Depreciation)
-------------------------------------------------------------------------------
2000                               $  4,482        $  (236)         $  4,246
2005                                127,045         (3,034)          124,011
2010                                156,550         (3,052)          153,498
2015                                 94,465         (4,732)           89,733
2020                                 79,539         (1,033)           78,506
2025                                 86,655           (339)           86,316
2030                                 98,468             -0-           98,468
2035                                 47,604           (299)           47,305
2040                                 26,296             -0-           26,296
2045                                 22,114             -0-           22,114

NOTE D

Shares of Beneficial Interest

There is an unlimited number of $.001 par value shares of beneficial interest authorized, divided into seven classes, designated Class A, Class B, Class C,


70 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Advisor Class, Class R, Class K and Class I shares. Transactions in shares of beneficial interest were as follows:

                                                     Shares          Amount
                                                 --------------  --------------
                                                   Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2000 Retirement Strategy
Class A
Shares sold                                             12,303      $  129,893
-------------------------------------------------------------------------------
Net increase                                            12,303      $  129,893
===============================================================================

Class B
Shares sold                                              1,000      $   10,000
-------------------------------------------------------------------------------
Net increase                                             1,000      $   10,000
===============================================================================

Class C
Shares sold                                              3,136      $   32,000
-------------------------------------------------------------------------------
Net increase                                             3,136      $   32,000
===============================================================================

Advisor Class
Shares sold                                              1,000      $   10,000
-------------------------------------------------------------------------------
Net increase                                             1,000      $   10,000
===============================================================================

Class R
Shares sold                                              1,000      $   10,000
-------------------------------------------------------------------------------
Net increase                                             1,000      $   10,000
===============================================================================

Class K
Shares sold                                              1,234      $   12,479
-------------------------------------------------------------------------------
Net increase                                             1,234      $   12,479
===============================================================================

Class I
Shares sold                                              1,000      $   10,000
-------------------------------------------------------------------------------
Net increase                                             1,000      $   10,000
===============================================================================

                                                     Shares          Amount
                                                 --------------  --------------
                                                   Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2005 Retirement Strategy
Class A
Shares sold                                            293,806      $3,010,924
-------------------------------------------------------------------------------
Shares redeemed                                         (3,021)        (31,534)
-------------------------------------------------------------------------------
Net increase                                           290,785      $2,979,390
===============================================================================


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 71


                                                     Shares          Amount
                                                 --------------  --------------
                                                   Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2005 Retirement Strategy
Class B
Shares sold                                              7,242      $   74,143
-------------------------------------------------------------------------------
Net increase                                             7,242      $   74,143
===============================================================================

Class C
Shares sold                                              2,285      $   23,242
-------------------------------------------------------------------------------
Net increase                                             2,285      $   23,242
===============================================================================

Advisor Class
Shares sold                                              1,000      $   10,000
-------------------------------------------------------------------------------
Net increase                                             1,000      $   10,000
===============================================================================

Class R
Shares sold                                              1,000      $   10,000
-------------------------------------------------------------------------------
Net increase                                             1,000      $   10,000
===============================================================================

Class K
Shares sold                                              9,672      $   98,634
-------------------------------------------------------------------------------
Shares redeemed                                             (8)            (80)
-------------------------------------------------------------------------------
Net increase                                             9,664      $   98,554
===============================================================================

Class I
Shares sold                                              1,000      $   10,000
-------------------------------------------------------------------------------
Net increase                                             1,000      $   10,000
===============================================================================

                                                     Shares          Amount
                                                 --------------  --------------
                                                   Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2010 Retirement Strategy
Class A
Shares sold                                            264,932      $2,724,585
-------------------------------------------------------------------------------
Shares redeemed                                         (2,573)        (26,992)
-------------------------------------------------------------------------------
Net increase                                           262,359      $2,697,593
===============================================================================

Class B
Shares sold                                             34,393      $  359,632
-------------------------------------------------------------------------------
Shares redeemed                                         (3,328)        (35,080)
-------------------------------------------------------------------------------
Net increase                                            31,065      $  324,552
===============================================================================


72 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

                                                     Shares          Amount
                                                 --------------  --------------
                                                   Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2010 Retirement Strategy
Class C
Shares sold                                              9,249      $   96,500
-------------------------------------------------------------------------------
Net increase                                             9,249      $   96,500
===============================================================================

Advisor Class
Shares sold                                             25,681      $  263,473
-------------------------------------------------------------------------------
Shares redeemed                                         (1,000)        (10,400)
-------------------------------------------------------------------------------
Net increase                                            24,681      $  253,073
===============================================================================

Class R
Shares sold                                              5,166      $   54,506
-------------------------------------------------------------------------------
Net increase                                             5,166      $   54,506
===============================================================================

Class K
Shares sold                                            141,614      $1,492,967
-------------------------------------------------------------------------------
Shares redeemed                                         (1,061)        (11,026)
-------------------------------------------------------------------------------
Net increase                                           140,553      $1,481,941
===============================================================================

Class I
Shares sold                                              1,000      $   10,000
-------------------------------------------------------------------------------
Net increase                                             1,000      $   10,000
===============================================================================

                                                     Shares          Amount
                                                 --------------  --------------
                                                   Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2015 Retirement Strategy
Class A
Shares sold                                            162,613      $1,713,886
-------------------------------------------------------------------------------
Shares redeemed                                         (2,538)        (25,826)
-------------------------------------------------------------------------------
Net increase                                           160,075      $1,688,060
===============================================================================

Class B
Shares sold                                             53,812      $  565,695
-------------------------------------------------------------------------------
Shares redeemed                                         (1,288)        (13,798)
-------------------------------------------------------------------------------
Net increase                                            52,524      $  551,897
===============================================================================


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 73

                                                     Shares          Amount
                                                 --------------  --------------
                                                    Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2015 Retirement Strategy
Class C
Shares sold                                             20,683      $  217,420
-------------------------------------------------------------------------------
Shares redeemed                                         (1,000)        (10,790)
-------------------------------------------------------------------------------
Net increase                                            19,683      $  206,630
===============================================================================

Advisor Class
Shares sold                                              1,000      $   10,000
-------------------------------------------------------------------------------
Net increase                                             1,000      $   10,000
===============================================================================

Class R
Shares sold                                              3,794      $   40,091
-------------------------------------------------------------------------------
Net increase                                             3,794      $   40,091
===============================================================================

Class K
Shares sold                                            134,156      $1,434,625
-------------------------------------------------------------------------------
Shares redeemed                                         (1,039)        (11,242)
-------------------------------------------------------------------------------
Net increase                                           133,117      $1,423,383
===============================================================================

Class I
Shares sold                                              1,000      $   10,000
-------------------------------------------------------------------------------
Net increase                                             1,000      $   10,000
===============================================================================

                                                     Shares          Amount
                                                 --------------  --------------
                                                    Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2020 Retirement Strategy
Class A
Shares sold                                            153,801      $1,641,625
-------------------------------------------------------------------------------
Shares redeemed                                         (1,696)        (18,122)
-------------------------------------------------------------------------------
Net increase                                           152,105      $1,623,503
===============================================================================

Class B
Shares sold                                             31,671      $  336,127
-------------------------------------------------------------------------------
Shares redeemed                                         (1,320)        (14,218)
-------------------------------------------------------------------------------
Net increase                                            30,351      $  321,909
===============================================================================

Class C
Shares sold                                             11,840      $  123,835
-------------------------------------------------------------------------------
Net increase                                            11,840      $  123,835
===============================================================================


74 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

                                                     Shares          Amount
                                                 --------------  --------------
                                                   Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2020 Retirement Strategy
Advisor Class
Shares sold                                              1,000      $   10,000
-------------------------------------------------------------------------------
Net increase                                             1,000      $   10,000
===============================================================================

Class R
Shares sold                                              6,961      $   74,694
-------------------------------------------------------------------------------
Net increase                                             6,961      $   74,694
===============================================================================

Class K
Shares sold                                            186,324      $2,027,576
-------------------------------------------------------------------------------
Shares redeemed                                         (1,401)        (15,257)
-------------------------------------------------------------------------------
Net increase                                           184,923      $2,012,319
===============================================================================

Class I
Shares sold                                             10,013      $  101,536
-------------------------------------------------------------------------------
Net increase                                            10,013      $  101,536
===============================================================================

                                                     Shares          Amount
                                                 --------------  --------------
                                                   Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2025 Retirement Strategy
Class A
Shares sold                                            146,038      $1,586,647
-------------------------------------------------------------------------------
Shares redeemed                                         (7,953)        (87,238)
-------------------------------------------------------------------------------
Net increase                                           138,085      $1,499,409
===============================================================================

Class B
Shares sold                                             14,305      $  155,679
-------------------------------------------------------------------------------
Shares redeemed                                         (1,605)        (17,626)
-------------------------------------------------------------------------------
Net increase                                            12,700      $  138,053
===============================================================================

Class C
Shares sold                                             14,215      $  156,478
-------------------------------------------------------------------------------
Net increase                                            14,215      $  156,478
===============================================================================

Advisor Class
Shares sold                                              9,452      $  103,259
-------------------------------------------------------------------------------
Net increase                                             9,452      $  103,259
===============================================================================


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 75

                                                     Shares          Amount
                                                 --------------  --------------
                                                   Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2025 Retirement Strategy
Class R
Shares sold                                             34,330      $  380,127
-------------------------------------------------------------------------------
Shares redeemed                                           (294)         (3,298)
-------------------------------------------------------------------------------
Net increase                                            34,036      $  376,829
===============================================================================

Class K
Shares sold                                            337,488      $3,761,033
-------------------------------------------------------------------------------
Shares redeemed                                         (2,422)        (25,804)
-------------------------------------------------------------------------------
Net increase                                           335,066      $3,735,229
===============================================================================

Class I
Shares sold                                              1,536      $   15,913
-------------------------------------------------------------------------------
Net increase                                             1,536      $   15,913
===============================================================================

                                                     Shares          Amount
                                                 --------------  --------------
                                                    Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2030 Retirement Strategy
Class A
Shares sold                                            114,641      $1,231,677
-------------------------------------------------------------------------------
Shares redeemed                                         (1,484)        (15,778)
-------------------------------------------------------------------------------
Net increase                                           113,157      $1,215,899
===============================================================================

Class B
Shares sold                                             17,737      $  181,256
-------------------------------------------------------------------------------
Shares redeemed                                           (139)         (1,529)
-------------------------------------------------------------------------------
Net increase                                            17,598      $  179,727
===============================================================================

Class C
Shares sold                                             11,743      $  124,910
-------------------------------------------------------------------------------
Net increase                                            11,743      $  124,910
===============================================================================

Advisor Class
Shares sold                                              2,367      $   23,920
-------------------------------------------------------------------------------
Net increase                                             2,367      $   23,920
===============================================================================

Class R
Shares sold                                             12,099      $  131,499
-------------------------------------------------------------------------------
Net increase                                            12,099      $  131,499
===============================================================================


76 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

                                                     Shares          Amount
                                                 --------------  --------------
                                                    Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2030 Retirement Strategy
Class K
Shares sold                                             89,235      $  983,342
-------------------------------------------------------------------------------
Shares redeemed                                         (1,001)        (11,054)
-------------------------------------------------------------------------------
Net increase                                            88,234      $  972,288
===============================================================================

Class I
Shares sold                                             37,346      $  369,527
-------------------------------------------------------------------------------
Shares redeemed                                         (1,000)        (10,530)
-------------------------------------------------------------------------------
Net increase                                            36,346      $  358,997
===============================================================================

                                                     Shares          Amount
                                                 --------------  --------------
                                                    Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2035 Retirement Strategy
Class A
Shares sold                                             79,595      $  865,135
-------------------------------------------------------------------------------
Shares redeemed                                         (1,371)        (15,229)
-------------------------------------------------------------------------------
Net increase                                            78,224      $  849,906
===============================================================================

Class B
Shares sold                                              3,584      $   37,755
-------------------------------------------------------------------------------
Net increase                                             3,584      $   37,755
===============================================================================

Class C
Shares sold                                             11,926      $  128,830
-------------------------------------------------------------------------------
Net increase                                            11,926      $  128,830
===============================================================================

Advisor Class
Shares sold                                              5,051      $   53,655
-------------------------------------------------------------------------------
Net increase                                             5,051      $   53,655
===============================================================================

Class R
Shares sold                                             11,980      $  130,692
-------------------------------------------------------------------------------
Net increase                                            11,980      $  130,692
===============================================================================

Class K
Shares sold                                             60,436      $  657,277
-------------------------------------------------------------------------------
Shares redeemed                                         (5,207)        (57,228)
-------------------------------------------------------------------------------
Net increase                                            55,229      $  600,049
===============================================================================


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 77

                                                     Shares          Amount
                                                 --------------  --------------
                                                    Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2035 Retirement Strategy
Class I
Shares sold                                              2,080      $   21,890
-------------------------------------------------------------------------------
Net increase                                             2,080      $   21,890
===============================================================================

                                                     Shares          Amount
                                                 --------------  --------------
                                                    Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2040 Retirement Strategy
Class A
Shares sold                                             27,829      $  305,240
-------------------------------------------------------------------------------
Shares redeemed                                         (1,140)        (12,722)
-------------------------------------------------------------------------------
Net increase                                            26,689      $  292,518
===============================================================================

Class B
Shares sold                                             10,747      $  114,883
-------------------------------------------------------------------------------
Shares redeemed                                             (4)            (43)
-------------------------------------------------------------------------------
Net increase                                            10,743      $  114,840
===============================================================================

Class C
Shares sold                                              3,123      $   32,970
-------------------------------------------------------------------------------
Net increase                                             3,123      $   32,970
===============================================================================

Advisor Class
Shares sold                                              5,907      $   59,374
-------------------------------------------------------------------------------
Net increase                                             5,907      $   59,374
===============================================================================

Class R
Shares sold                                              6,957      $   76,461
-------------------------------------------------------------------------------
Shares redeemed                                           (734)         (8,184)
-------------------------------------------------------------------------------
Net increase                                             6,223      $   68,277
===============================================================================

Class K
Shares sold                                             24,067      $  265,716
-------------------------------------------------------------------------------
Shares redeemed                                         (1,005)        (11,250)
-------------------------------------------------------------------------------
Net increase                                            23,062      $  254,466
===============================================================================


78 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

                                                     Shares          Amount
                                                 --------------  --------------
                                                    Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                      2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2040 Retirement Strategy
Class I
Shares sold                                              1,295      $   13,248
-------------------------------------------------------------------------------
Net increase                                             1,295      $   13,248
===============================================================================

                                                     Shares          Amount
                                                 --------------  --------------
                                                   Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2045 Retirement Strategy
Class A
Shares sold                                             16,169      $  178,301
-------------------------------------------------------------------------------
Shares redeemed                                           (147)         (1,621)
-------------------------------------------------------------------------------
Net increase                                            16,022      $  176,680
===============================================================================

Class B
Shares sold                                              6,635      $   71,905
-------------------------------------------------------------------------------
Shares redeemed                                             (1)            (15)
-------------------------------------------------------------------------------
Net increase                                             6,634      $   71,890
===============================================================================

Class C
Shares sold                                              3,737      $   39,198
-------------------------------------------------------------------------------
Net increase                                             3,737      $   39,198
===============================================================================

Advisor Class
Shares sold                                             14,761      $  160,383
-------------------------------------------------------------------------------
Shares redeemed                                         (1,000)        (11,250)
-------------------------------------------------------------------------------
Net increase                                            13,761      $  149,133
===============================================================================

Class R
Shares sold                                              4,549      $   49,471
-------------------------------------------------------------------------------
Net increase                                             4,549      $   49,471
===============================================================================

Class K
Shares sold                                             27,150      $  300,441
-------------------------------------------------------------------------------
Shares redeemed                                         (1,005)        (11,299)
-------------------------------------------------------------------------------
Net increase                                            26,145      $  289,142
===============================================================================


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 79

                                                     Shares          Amount
                                                 --------------  --------------
                                                   Six Months      Six Months
                                                      Ended           Ended
                                                   February 28,    February 28,
                                                       2006            2006
Strategy                                           (unaudited)     (unaudited)
-------------------------------------------------------------------------------
2045 Retirement Strategy
Class I
Shares sold                                              1,000      $   10,000
-------------------------------------------------------------------------------
Net increase                                             1,000      $   10,000
===============================================================================

NOTE E

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--An Underlying Portfolio's investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss there under to be remote.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrict-


80 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


tions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 28, 2006.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The Strategies were not part of the regulatory settlement and their advisory fees were not affected by the SEC Order or the NYAG order.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 81


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the AllianceBernstein Mutal Funds ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Advisor either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.


82 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition



ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 83


for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11, 2006, the court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and



84 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 85


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2000
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class A
                                                                  ------------
                                                                  Six Months
                                                                     Ended
                                                                  February 28,
                                                                      2006
                                                                  (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .05
Net realized and unrealized gain on investment transactions             .56
Net increase in net asset value from operations                         .61
Net asset value, end of period                                       $10.61

Total Return
Total investment return based on net asset value(c)                    6.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $130
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.10%
  Expenses, before waivers/reimbursements(d)(e)                      487.14%
  Net investment income(b)(d)                                          1.95%
Portfolio turnover rate                                                  45%


See footnote summary on page 155.


86 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2000
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class B
                                                                  ------------
                                                                   Six Months
                                                                     Ended
                                                                  February 28,
                                                                      2006
                                                                  (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .10
Net realized and unrealized gain on investment transactions             .48
Net increase in net asset value from operations                         .58
Net asset value, end of period                                       $10.58

Total Return
Total investment return based on net asset value(c)                    5.80%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $10

Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.80%
  Expenses, before waivers/reimbursements(d)(e)                      415.97%
  Net investment income(b)(d)                                          1.90%
Portfolio turnover rate                                                  45%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 87


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2000
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class C
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                  February 28,
                                                                      2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .03
Net realized and unrealized gain on investment transactions             .55
Net increase in net asset value from operations                         .58
Net asset value, end of period                                       $10.58

Total Return
Total investment return based on net asset value(c)                    5.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $33
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.80%
  Expenses, before waivers/reimbursements(d)(e)                      427.23%
  Net investment income(b)(d)                                           .71%
Portfolio turnover rate                                                  45%


See footnote summary on page 155.


88 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2000
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                     Advisor
                                                                      Class
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                  February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .15
Net realized and unrealized gain on investment transactions             .48
Net increase in net asset value from operations                         .63
Net asset value, end of period                                       $10.63

Total Return
Total investment return based on net asset value(c)                    6.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .80%
  Expenses, before waivers/reimbursements(d)(e)                      413.19%
  Net investment income(b)(d)                                          2.90%
Portfolio turnover rate                                                  45%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 89


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2000
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class R
                                                                  ------------
                                                                   Six Months
                                                                     Ended
                                                                  February 28,
                                                                      2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .12
Net realized and unrealized gain on investment transactions             .48
Net increase in net asset value from operations                         .60
Net asset value, end of period                                       $10.60

Total Return
Total investment return based on net asset value(c)                    6.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.30%
  Expenses, before waivers/reimbursements(d)(e)                      406.70%
  Net investment income(b)(d)                                          2.40%
Portfolio turnover rate                                                  45%


See footnote summary on page 155.


90 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2000
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class K
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                  February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .13
Net realized and unrealized gain on investment transactions             .49
Net increase in net asset value from operations                         .62
Net asset value, end of period                                       $10.62

Total Return
Total investment return based on net asset value(c)                    6.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $13
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.05%
  Expenses, before waivers/reimbursements(d)(e)                      407.68%
  Net investment income(b)(d)                                          2.59%
Portfolio turnover rate                                                  45%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 91


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2000
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class I
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                  February 28,
                                                                      2006
                                                                  (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .15
Net realized and unrealized gain on investment transactions             .48
Net increase in net asset value from operations                         .63
Net asset value, end of period                                       $10.63

Total Return
Total investment return based on net asset value(c)                    6.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .80%
  Expenses, before waivers/reimbursements(d)(e)                      406.08%
  Net investment income(b)(d)                                          2.90%
Portfolio turnover rate                                                  45%


See footnote summary on page 155.


92 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2005
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class A
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                  February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .05
Net realized and unrealized gain on investment transactions             .63
Net increase in net asset value from operations                         .68
Net asset value, end of period                                       $10.68

Total Return
Total investment return based on net asset value(c)                    6.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $3,105
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.10%
  Expenses, before waivers/reimbursements(d)(e)                       22.57%
  Net investment income(b)(d)                                          1.33%
Portfolio turnover rate                                                  17%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 93


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2005
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class B
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .01
Net realized and unrealized gain on investment transactions             .63
Net increase in net asset value from operations                         .64
Net asset value, end of period                                       $10.64

Total Return
Total investment return based on net asset value(c)                    6.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $77
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.80%
  Expenses, before waivers/reimbursements(d)(e)                       41.55%
  Net investment income(b)(d)                                           .27%
Portfolio turnover rate                                                  17%


See footnote summary on page 155.


94 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2005
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class C
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                  February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .06
Net realized and unrealized gain on investment transactions             .58
Net increase in net asset value from operations                         .64
Net asset value, end of period                                       $10.64

Total Return
Total investment return based on net asset value(c)                    6.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $24
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.80%
  Expenses, before waivers/reimbursements(d)(e)                       75.67%
  Net investment income(b)(d)                                          1.32%
Portfolio turnover rate                                                  17%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 95


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2005
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                     Advisor
                                                                      Class
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                  February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .10
Net realized and unrealized gain on investment transactions             .59
Net increase in net asset value from operations                         .69
Net asset value, end of period                                       $10.69

Total Return
Total investment return based on net asset value(c)                    6.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .80%
  Expenses, before waivers/reimbursements(d)(e)                       92.29%
  Net investment income(b)(d)                                          2.01%
Portfolio turnover rate                                                  17%


See footnote summary on page 155.


96 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2005
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class R
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                  February 28,
                                                                      2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .08
Net realized and unrealized gain on investment transactions             .58
Net increase in net asset value from operations                         .66
Net asset value, end of period                                       $10.66

Total Return
Total investment return based on net asset value(c)                    6.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.30%
  Expenses, before waivers/reimbursements(d)(e)                       86.44%
  Net investment income(b)(d)                                          1.51%
Portfolio turnover rate                                                  17%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 97


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2005
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class K
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .09
Net realized and unrealized gain on investment transactions             .58
Net increase in net asset value from operations                         .67
Net asset value, end of period                                       $10.67

Total Return
Total investment return based on net asset value(c)                    6.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $103
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.05%
  Expenses, before waivers/reimbursements(d)(e)                       32.55%
  Net investment income(b)(d)                                          2.34%
Portfolio turnover rate                                                  17%


See footnote summary on page 155.


98 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2005
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class I
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                  February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .10
Net realized and unrealized gain on investment transactions             .59
Net increase in net asset value from operations                         .69
Net asset value, end of period                                       $10.69

Total Return
Total investment return based on net asset value(c)                    6.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .80%
  Expenses, before waivers/reimbursements(d)(e)                       85.77%
  Net investment income(b)(d)                                          2.01%
Portfolio turnover rate                                                  17%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 99


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2010
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class A
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .08
Net realized and unrealized gain on investment transactions             .68
Net increase in net asset value from operations                         .76
Net asset value, end of period                                       $10.76

Total Return
Total investment return based on net asset value(c)                    7.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $2,822
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.20%
  Expenses, before waivers/reimbursements(d)(e)                       17.60%
  Net investment income(b)(d)                                          2.11%
Portfolio turnover rate                                                   8%


See footnote summary on page 155.


100 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2010
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class B
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .01
Net realized and unrealized gain on investment transactions             .71
Net increase in net asset value from operations                         .72
Net asset value, end of period                                       $10.72

Total Return
Total investment return based on net asset value(c)                    7.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $333
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.90%
  Expenses, before waivers/reimbursements(d)(e)                       22.74%
  Net investment income(b)(d)                                           .12%
Portfolio turnover rate                                                   8%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 101


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2010
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class C
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .02
Net realized and unrealized gain on investment transactions             .70
Net increase in net asset value from operations                         .72
Net asset value, end of period                                       $10.72

Total Return
Total investment return based on net asset value(c)                    7.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $99
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.90%
  Expenses, before waivers/reimbursements(d)(e)                       37.23%
  Net investment income(b)(d)                                           .48%
Portfolio turnover rate                                                   8%


See footnote summary on page 155.


102 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2010
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                     Advisor
                                                                      Class
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .10
Net realized and unrealized gain on investment transactions             .67
Net increase in net asset value from operations                         .77
Net asset value, end of period                                       $10.77

Total Return
Total investment return based on net asset value(c)                    7.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $266
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .90%
  Expenses, before waivers/reimbursements(d)(e)                       17.72%
  Net investment income(b)(d)                                          2.54%
Portfolio turnover rate                                                   8%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 103


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2010
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class R
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .03
Net realized and unrealized gain on investment transactions             .71
Net increase in net asset value from operations                         .74
Net asset value, end of period                                       $10.74

Total Return
Total investment return based on net asset value(c)                    7.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $56
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.40%
  Expenses, before waivers/reimbursements(d)(e)                       55.68%
  Net investment income(b)(d)                                           .79%
Portfolio turnover rate                                                   8%


See footnote summary on page 155.


104 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2010
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class K
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .04
Net realized and unrealized gain on investment transactions             .72
Net increase in net asset value from operations                         .76
Net asset value, end of period                                       $10.76

Total Return
Total investment return based on net asset value(c)                    7.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $1,512
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.15%
  Expenses, before waivers/reimbursements(d)(e)                       22.27%
  Net investment income(b)(d)                                          1.13%
Portfolio turnover rate                                                   8%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 105


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2010
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class I
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .08
Net realized and unrealized gain on investment transactions             .69
Net increase in net asset value from operations                         .77
Net asset value, end of period                                       $10.77

Total Return
Total investment return based on net asset value(c)                    7.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .90%
  Expenses, before waivers/reimbursements(d)(e)                       60.70%
  Net investment income(b)(d)                                          1.58%
Portfolio turnover rate                                                   8%


See footnote summary on page 155.


106 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2015
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class A
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .02
Net realized and unrealized gain on investment transactions             .83
Net increase in net asset value from operations                         .85
Net asset value, end of period                                       $10.85

Total Return
Total investment return based on net asset value(c)                    8.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $1,737
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.20%
  Expenses, before waivers/reimbursements(d)(e)                       32.58%
  Net investment income(b)(d)                                           .45%
Portfolio turnover rate                                                   3%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 107


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2015
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class B
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .00(f)
Net realized and unrealized gain on investment transactions             .81
Net increase in net asset value from operations                         .81
Net asset value, end of period                                       $10.81

Total Return
Total investment return based on net asset value(c)                    8.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $568
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(fe                        1.90%
  Expenses, before waivers/reimbursements(d)(e)                       32.61%
  Net investment income(b)(d)                                           .04%
Portfolio turnover rate                                                   3%


See footnote summary on page 155.


108 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2015
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class C
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .04
Net realized and unrealized gain on investment transactions             .77
Net increase in net asset value from operations                         .81
Net asset value, end of period                                       $10.81

Total Return
Total investment return based on net asset value(c)                    8.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $213
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.90%
  Expenses, before waivers/reimbursements(d)(e)                       35.49%
  Net investment income(b)(d)                                           .93%
Portfolio turnover rate                                                   3%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 109


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2015
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                     Advisor
                                                                      Class
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .06
Net realized and unrealized gain on investment transactions             .80
Net increase in net asset value from operations                         .86
Net asset value, end of period                                       $10.86

Total Return
Total investment return based on net asset value(c)                    8.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .90%
  Expenses, before waivers/reimbursements(d)(e)                       75.43%
  Net investment income(b)(d)                                          1.18%
Portfolio turnover rate                                                   3%


See footnote summary on page 155.


110 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2015
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class R
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .02
Net realized and unrealized gain on investment transactions             .81
Net increase in net asset value from operations                         .83
Net asset value, end of period                                       $10.83

Total Return
Total investment return based on net asset value(c)                    8.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $41
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.40%
  Expenses, before waivers/reimbursements(d)(e)                       63.66%
  Net investment income(b)(d)                                           .51%
Portfolio turnover rate                                                   3%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 111


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                       2015
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class K
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .01
Net realized and unrealized gain on investment transactions             .84
Net increase in net asset value from operations                         .85
Net asset value, end of period                                       $10.85

Total Return
Total investment return based on net asset value(c)                    8.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $1,444
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.15%
  Expenses, before waivers/reimbursements(d)(e)                       27.13%
  Net investment income(b)(d)                                           .21%
Portfolio turnover rate                                                   3%


See footnote summary on page 155.


112 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2015
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class I
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .06
Net realized and unrealized gain on investment transactions             .80
Net increase in net asset value from operations                         .86
Net asset value, end of period                                       $10.86

Total Return
Total investment return based on net asset value(c)                    8.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .90%
  Expenses, before waivers/reimbursements(d)(e)                       70.52%
  Net investment income(b)(d)                                          1.18%
Portfolio turnover rate                                                   3%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 113


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2020
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class A
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .02
Net realized and unrealized gain on investment transactions             .94
Net increase in net asset value from operations                         .96
Net asset value, end of period                                       $10.96

Total Return
Total investment return based on net asset value(c)                    9.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $1,667
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.25%
  Expenses, before waivers/reimbursements(d)(e)                       40.21%
  Net investment income(b)(d)                                           .62%
Portfolio turnover rate                                                   2%


See footnote summary on page 155.


114 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2020
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class B
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .01
Net realized and unrealized gain on investment transactions             .91
Net increase in net asset value from operations                         .92
Net asset value, end of period                                       $10.92

Total Return
Total investment return based on net asset value(c)                    9.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $332
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.95%
  Expenses, before waivers/reimbursements(d)(e)                       36.61%
  Net investment income(b)(d)                                           .20%
Portfolio turnover rate                                                   2%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 115


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2020
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class C
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.01)
Net realized and unrealized gain on investment transactions             .93
Net increase in net asset value from operations                         .92
Net asset value, end of period                                       $10.92

Total Return
Total investment return based on net asset value(c)                    9.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $129
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.95%
  Expenses, before waivers/reimbursements(d)(e)                       45.09%
  Net investment loss(b)(d)                                            (.27)%
Portfolio turnover rate                                                   2%


See footnote summary on page 155.


116 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2020
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                     Advisor
                                                                      Class
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .04
Net realized and unrealized gain on investment transactions             .93
Net increase in net asset value from operations                         .97
Net asset value, end of period                                       $10.97

Total Return
Total investment return based on net asset value(c)                    9.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .95%
  Expenses, before waivers/reimbursements(d)(e)                       73.57%
  Net investment income(b)(d)                                           .85%
Portfolio turnover rate                                                   2%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 117


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2020
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class R
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .01
Net realized and unrealized gain on investment transactions             .94
Net increase in net asset value from operations                         .95
Net asset value, end of period                                       $10.95

Total Return
Total investment return based on net asset value(c)                    9.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $76
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.45%
  Expenses, before waivers/reimbursements(d)(e)                       52.31%
  Net investment income(b)(d)                                           .14%
Portfolio turnover rate                                                   2%


See footnote summary on page 155.


118 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2020
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class K
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .00(f)
Net realized and unrealized gain on investment transactions             .96
Net increase in net asset value from operations                         .96
Net asset value, end of period                                       $10.96

Total Return
Total investment return based on net asset value(c)                    9.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $2,027
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.20%
  Expenses, before waivers/reimbursements(d)(e)                       31.44%
  Net investment income(b)(d)                                           .03%
Portfolio turnover rate                                                   2%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 119


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2020
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class I
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .06
Net realized and unrealized gain on investment transactions             .91
Net increase in net asset value from operations                         .97
Net asset value, end of period                                       $10.97

Total Return
Total investment return based on net asset value(c)                    9.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $110
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .95%
  Expenses, before waivers/reimbursements(d)(e)                       38.60%
  Net investment income(b)(d)                                          1.34%
Portfolio turnover rate                                                   2%


See footnote summary on page 155.


120 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2025
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class A
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .01
Net realized and unrealized gain on investment transactions            1.21
Net increase in net asset value from operations                        1.22
Net asset value, end of period                                       $11.22

Total Return
Total investment return based on net asset value(c)                   12.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $1,549
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.25%
  Expenses, before waivers/reimbursements(d)(e)                       44.47%
  Net investment income(b)(d)                                           .21%
Portfolio turnover rate                                                  11%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 121


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2025
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class B
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.02)
Net realized and unrealized gain on investment transactions            1.20
Net increase in net asset value from operations                        1.18
Net asset value, end of period                                       $11.18

Total Return
Total investment return based on net asset value(c)                   11.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $142
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.95%
  Expenses, before waivers/reimbursements(d)(e)                       46.21%
  Net investment loss(b)(d)                                            (.48)%
Portfolio turnover rate                                                  11%


See footnote summary on page 155.


122 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2025
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class C
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.03)
Net realized and unrealized gain on investment transactions            1.21
Net increase in net asset value from operations                        1.18
Net asset value, end of period                                       $11.18

Total Return
Total investment return based on net asset value(c)                   11.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $159
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.95%
  Expenses, before waivers/reimbursements(d)(e)                       56.02%
  Net investment loss(b)(d)                                           (1.06)%
Portfolio turnover rate                                                  11%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 123


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2025
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                     Advisor
                                                                      Class
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .00(f)
Net realized and unrealized gain on investment transactions            1.23
Net increase in net asset value from operations                        1.23
Net asset value, end of period                                       $11.23

Total Return
Total investment return based on net asset value(c)                   12.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $106
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .95%
  Expenses, before waivers/reimbursements(d)(e)                       49.08%
  Net investment income(b)(d)                                           .08%
Portfolio turnover rate                                                  11%


See footnote summary on page 155.


124 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2025
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class R
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.01)
Net realized and unrealized gain on investment transactions            1.22
Net increase in net asset value from operations                        1.21
Net asset value, end of period                                       $11.21

Total Return
Total investment return based on net asset value(c)                   12.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $381
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.45%
  Expenses, before waivers/reimbursements(d)(e)                       35.91%
  Net investment loss(b)(d)                                            (.46)%
Portfolio turnover rate                                                  11%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 125


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2025
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class K
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.01)
Net realized and unrealized gain on investment transactions            1.23
Net increase in net asset value from operations                        1.22
Net asset value, end of period                                       $11.22

Total Return
Total investment return based on net asset value(c)                   12.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $3,759
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.20%
  Expenses, before waivers/reimbursements(d)(e)                       30.07%
  Net investment loss(b)(d)                                            (.25)%
Portfolio turnover rate                                                  11%


See footnote summary on page 155.


126 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2025
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class I
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .03
Net realized and unrealized gain on investment transactions            1.20
Net increase in net asset value from operations                        1.23
Net asset value, end of period                                       $11.23

Total Return
Total investment return based on net asset value(c)                   12.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $17
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .95%
  Expenses, before waivers/reimbursements(d)(e)                       66.26%
  Net investment income(b)(d)                                           .60%
Portfolio turnover rate                                                  11%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 127


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2030
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class A
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.02)
Net realized and unrealized gain on investment transactions            1.06
Net increase in net asset value from operations                        1.04
Net asset value, end of period                                       $11.04

Total Return
Total investment return based on net asset value(c)                   10.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $1,250
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.25%
  Expenses, before waivers/reimbursements(d)(e)                       43.79%
  Net investment loss(b)(d)                                            (.43)%
Portfolio turnover rate                                                   7%


See footnote summary on page 155.


128 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2030
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class B
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.02)
Net realized and unrealized gain on investment transactions            1.01
Net increase in net asset value from operations                         .99
Net asset value, end of period                                       $10.99

Total Return
Total investment return based on net asset value(c)                    9.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $193
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.95%
  Expenses, before waivers/reimbursements(d)(e)                       42.57%
  Net investment loss(b)(d)                                            (.39)%
Portfolio turnover rate                                                   7%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 129


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2030
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class C
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.04)
Net realized and unrealized gain on investment transactions            1.04
Net increase in net asset value from operations                        1.00
Net asset value, end of period                                       $11.00

Total Return
Total investment return based on net asset value(c)                   10.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $129
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.95%
  Expenses, before waivers/reimbursements(d)(e)                       47.09%
  Net investment loss(b)(d)                                           (1.05)%
Portfolio turnover rate                                                   7%


See footnote summary on page 155.


130 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2030
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                     Advisor
                                                                      Class
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .03
Net realized and unrealized gain on investment transactions            1.02
Net increase in net asset value from operations                        1.05
Net asset value, end of period                                       $11.05

Total Return
Total investment return based on net asset value(c)                   10.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $26
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .95%
  Expenses, before waivers/reimbursements(d)(e)                       56.09%
  Net investment income(b)(d)                                           .69%
Portfolio turnover rate                                                   7%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 131


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2030
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class R
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.01)
Net realized and unrealized gain on investment transactions            1.06
Net increase in net asset value from operations                        1.05
Net asset value, end of period                                       $11.05

Total Return
Total investment return based on net asset value(c)                   10.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $134
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.45%
  Expenses, before waivers/reimbursements(d)(e)                       52.43%
  Net investment loss(b)(d)                                            (.78)%
Portfolio turnover rate                                                   7%


See footnote summary on page 155.


132 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2030
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class K
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.03)
Net realized and unrealized gain on investment transactions            1.07
Net increase in net asset value from operations                        1.04
Net asset value, end of period                                       $11.04

Total Return
Total investment return based on net asset value(c)                   10.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $974
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.20%
  Expenses, before waivers/reimbursements(d)(e)                       35.43%
  Net investment loss(b)(d)                                            (.98)%
Portfolio turnover rate                                                   7%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 133


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2030
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class I
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .05
Net realized and unrealized gain on investment transactions            1.00
Net increase in net asset value from operations                        1.05
Net asset value, end of period                                       $11.05

Total Return
Total investment return based on net asset value(c)                   10.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $402
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .95%
  Expenses, before waivers/reimbursements(d)(e)                       35.72%
  Net investment income(b)(d)                                           .94%
Portfolio turnover rate                                                   7%


See footnote summary on page 155.


134 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2035
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class A
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.01)
Net realized and unrealized gain on investment transactions            1.14
Net increase in net asset value from operations                        1.13
Net asset value, end of period                                       $11.13

Total Return
Total investment return based on net asset value(c)                   11.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $871
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.25%
  Expenses, before waivers/reimbursements(d)(e)                       76.11%
  Net investment loss(b)(d)                                            (.41)%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 135


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2035
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class B
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.03)
Net realized and unrealized gain on investment transactions            1.13
Net increase in net asset value from operations                        1.10
Net asset value, end of period                                       $11.10

Total Return
Total investment return based on net asset value(c)                   11.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $40
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.95%
  Expenses, before waivers/reimbursements(d)(e)                      100.52%
  Net investment loss(b)(d)                                            (.62)%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


136 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2035
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class C
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.07)
Net realized and unrealized gain on investment transactions            1.17
Net increase in net asset value from operations                        1.10
Net asset value, end of period                                       $11.10

Total Return
Total investment return based on net asset value(c)                   11.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $132
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.95%
  Expenses, before waivers/reimbursements(d)(e)                       82.45%
  Net investment loss(b)(d)                                           (1.61)%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 137


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2035
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                     Advisor
                                                                      Class
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .00(f)
Net realized and unrealized gain on investment transactions            1.15
Net increase in net asset value from operations                        1.15
Net asset value, end of period                                       $11.15

Total Return
Total investment return based on net asset value(c)                   11.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $56
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .95%
  Expenses, before waivers/reimbursements(d)(e)                       91.96%
  Net investment income(b)(d)                                           .09%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


138 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2035
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class R
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.03)
Net realized and unrealized gain on investment transactions            1.15
Net increase in net asset value from operations                        1.12
Net asset value, end of period                                       $11.12

Total Return
Total investment return based on net asset value(c)                   11.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $133
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.45%
  Expenses, before waivers/reimbursements(d)(e)                       81.18%
  Net investment loss(b)(d)                                            (.85)%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 139


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2035
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class K
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.01)
Net realized and unrealized gain on investment transactions            1.15
Net increase in net asset value from operations                        1.14
Net asset value, end of period                                       $11.14

Total Return
Total investment return based on net asset value(c)                   11.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $615
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.20%
  Expenses, before waivers/reimbursements(d)(e)                       66.94%
  Net investment loss(b)(d)                                            (.22)%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


140 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2035
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class I
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .00(f)
Net realized and unrealized gain on investment transactions            1.15
Net increase in net asset value from operations                        1.15
Net asset value, end of period                                       $11.15

Total Return
Total investment return based on net asset value(c)                   11.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $23
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .95%
  Expenses, before waivers/reimbursements(d)(e)                      104.16%
  Net investment income(b)(d)                                           .09%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 141


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2040
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class A
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.03)
Net realized and unrealized gain on investment transactions            1.22
Net increase in net asset value from operations                        1.19
Net asset value, end of period                                       $11.19

Total Return
Total investment return based on net asset value(c)                   11.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $299
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.25%
  Expenses, before waivers/reimbursements(d)(e)                      135.16%
  Net investment loss(b)(d)                                            (.69)%
Portfolio turnover rate                                                  15%


See footnote summary on page 155.


142 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2040
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class B
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.07)
Net realized and unrealized gain on investment transactions            1.23
Net increase in net asset value from operations                        1.16
Net asset value, end of period                                       $11.16

Total Return
Total investment return based on net asset value(c)                   11.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $120
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.95%
  Expenses, before waivers/reimbursements(d)(e)                      124.89%
  Net investment loss(b)(d)                                           (1.64)%
Portfolio turnover rate                                                  15%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 143


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2040
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class C
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.06)
Net realized and unrealized gain on investment transactions            1.22
Net increase in net asset value from operations                        1.16
Net asset value, end of period                                       $11.16

Total Return
Total investment return based on net asset value(c)                   11.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $35
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.95%
  Expenses, before waivers/reimbursements(d)(e)                      159.05%
  Net investment loss(b)(d)                                           (1.12)%
Portfolio turnover rate                                                  15%


See footnote summary on page 155.


144 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2040
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                     Advisor
                                                                      Class
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .04
Net realized and unrealized gain on investment transactions            1.16
Net increase in net asset value from operations                        1.20
Net asset value, end of period                                       $11.20

Total Return
Total investment return based on net asset value(c)                   12.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $66
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .95%
  Expenses, before waivers/reimbursements(d)(e)                      139.61%
  Net investment income(b)(d)                                           .93%
Portfolio turnover rate                                                  15%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 145


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2040
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class R
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                            (.02)
Net realized and unrealized gain on investment transactions            1.20
Net increase in net asset value from operations                        1.18
Net asset value, end of period                                       $11.18

Total Return
Total investment return based on net asset value(c)                   11.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $70
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.45%
  Expenses, before waivers/reimbursements(d)(e)                      152.38%
  Net investment income(b)(d)                                          (.44)%
Portfolio turnover rate                                                  15%


See footnote summary on page 155.


146 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2040
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class K
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.01)
Net realized and unrealized gain on investment transactions            1.21
Net increase in net asset value from operations                        1.20
Net asset value, end of period                                       $11.20

Total Return
Total investment return based on net asset value(c)                   12.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $258
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.20%
  Expenses, before waivers/reimbursements(d)(e)                      114.81%
  Net investment loss(b)(d)                                            (.29)%
Portfolio turnover rate                                                  15%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 147


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2040
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class I
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .02
Net realized and unrealized gain on investment transactions            1.19
Net increase in net asset value from operations                        1.21
Net asset value, end of period                                       $11.21

Total Return
Total investment return based on net asset value(c)                   12.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $15
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .95%
  Expenses, before waivers/reimbursements(d)(e)                      166.05%
  Net investment income(b)(d)                                           .36%
Portfolio turnover rate                                                  15%


See footnote summary on page 155.


148 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2045
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class A
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.01)
Net realized and unrealized gain on investment transactions            1.26
Net increase in net asset value from operations                        1.25
Net asset value, end of period                                       $11.25

Total Return
Total investment return based on net asset value(c)                   12.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $180
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.25%
  Expenses, before waivers/reimbursements(d)(e)                      200.87%
  Net investment loss(b)(d)                                            (.39)%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 149


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2045
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class B
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.03)
Net realized and unrealized gain on investment transactions            1.23
Net increase in net asset value from operations                        1.20
Net asset value, end of period                                       $11.20

Total Return
Total investment return based on net asset value(c)                   12.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $75
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.95%
  Expenses, before waivers/reimbursements(d)(e)                      180.70%
  Net investment loss(b)(d)                                            (.78)%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


150 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2045
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class C
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                            (.04)(f)
Net realized and unrealized gain on investment transactions            1.24
Net increase in net asset value from operations                        1.20
Net asset value, end of period                                       $11.20

Total Return
Total investment return based on net asset value(c)                   12.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $42
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.95%
  Expenses, before waivers/reimbursements(d)(e)                      188.38%
  Net investment loss(b)(d)                                            (.96)%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 151


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2045
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                     Advisor
                                                                      Class
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                               .01
Net realized and unrealized gain on investment transactions            1.25
Net increase in net asset value from operations                        1.26
Net asset value, end of period                                       $11.26

Total Return
Total investment return based on net asset value(c)                   12.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $155
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .95%
  Expenses, before waivers/reimbursements(d)(e)                      161.96%
  Net investment income(b)(d)                                           .14%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


152 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2045
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class R
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.02)
Net realized and unrealized gain on investment transactions            1.25
Net increase in net asset value from operations                        1.23
Net asset value, end of period                                       $11.23

Total Return
Total investment return based on net asset value(c)                   12.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $51
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.45%
  Expenses, before waivers/reimbursements(d)(e)                      181.09%
  Net investment loss(b)(d)                                            (.44)%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 153


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2045
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class K
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment loss(a)(b)                                              (.02)
Net realized and unrealized gain on investment transactions            1.27
Net increase in net asset value from operations                        1.25
Net asset value, end of period                                       $11.25

Total Return
Total investment return based on net asset value(c)                   12.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $294
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                        1.20%
  Expenses, before waivers/reimbursements(d)(e)                      144.66%
  Net investment loss(b)(d)                                            (.60)%
Portfolio turnover rate                                                  10%


See footnote summary on page 155.


154 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                      2045
                                                                   Retirement
                                                                    Strategy
                                                                  ------------
                                                                    Class I
                                                                  ------------
                                                                   Six Months
                                                                      Ended
                                                                   February 28,
                                                                       2006
                                                                   (unaudited)
                                                                  ------------
Net asset value, beginning of period                                 $10.00

Income From Investment Operations
Net investment income(a)(b)                                             .02
Net realized and unrealized gain on investment transactions            1.24
Net increase in net asset value from operations                        1.26
Net asset value, end of period                                       $11.26

Total Return
Total investment return based on net asset value(c)                   12.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         .95%
  Expenses, before waivers/reimbursements(d)(e)                      206.11%
  Net investment income(b)(d)                                           .43%
Portfolio turnover rate                                                  10%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived and reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Total investment return calculated for a period less than one year is not annualized.

(d)  Annualized.

(e) Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the six months ended February 28, 2006, the estimated blended expense ratio for the Retirement Strategies 2000, 2005, 2010 and 2015 was .09% and for Retirement Strategies 2020, 2025, 2030, 2035, 2040 and 2045 was .08%.

(f)  Amount is less than $(.005).


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 155


TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J.Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Seth J. Masters, Senior Vice President
Andrew W. Demakis, Vice President
Thomas J. Fontaine, Vice President
Joshua Lisser, Vice President
Christopher Nikolich, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
PricewaterhouseCoopers Center
300 Madison Avenue
New York, NY 10017


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for each of the Fund's portfolio are made by the Blend Investment Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Seth Masters, Andrew Demakis, Thomas Fontaine, Joshua Lisser and Christopher Nikolich, members of the Blend Investment Team are primarily responsible for the day-to-day management of the Fund's portfolio.


156 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Pages 157-230 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. A copy of the Underlying Portfolios' unaudited semi-annual report is available upon request.


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  34.9%   Financial                                      [PIE CHART OMITTED]
[ ]  12.1%   Energy
[ ]   9.5%   Consumer Growth
[ ]   8.9%   Consumer Staples
[ ]   8.7%   Utilities
[ ]   7.3%   Technology
[ ]   5.7%   Capital Equipment
[ ]   4.3%   Consumer Cyclicals
[ ]   2.9%   Industrial Commodities
[ ]   1.3%   Services
[ ]   0.4%   Consumer Services
[ ]   0.3%   Non-Financial

[ ]   3.7%   Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  31.4%   Technology                                     [PIE CHART OMITTED]
[ ]  22.0%   Health Care
[ ]  15.3%   Finance
[ ]  11.9%   Consumer Services
[ ]   8.8%   Energy
[ ]   6.0%   Consumer Staples
[ ]   2.2%   Aerospace & Defense
[ ]   1.2%   Capital Goods

[ ]   1.2%   Short-Term


* All data are as of February 28, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 157


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

INDUSTRY BREAKDOWN*
[ ]  34.3%   Diversified                                    [PIE CHART OMITTED]
[ ]  15.6%   Office
[ ]  11.0%   Shopping Centers
[ ]   9.4%   Apartments
[ ]   8.6%   Regional Malls
[ ]   8.6%   Industrial
[ ]   4.9%   Lodging
[ ]   2.4%   Self Storage
[ ]   1.6%   Retail
[ ]   1.2%   Miscellaneous
[ ]   0.7%   Health Care
[ ]   0.4%   Specialty

[ ]   1.3%   Short-Term


COUNTRY BREAKDOWN*
[ ]  43.7%   United States                                  [PIE CHART OMITTED]
[ ]   9.9%   Japan
[ ]   8.7%   Australia
[ ]   8.0%   Canada
[ ]   7.6%   Hong Kong
[ ]   7.5%   United Kingdom
[ ]   7.4%   France
[ ]   2.9%   Singapore
[ ]   2.2%   Netherlands
[ ]   0.4%   Spain
[ ]   0.4%   Italy

[ ]   1.3%   Short-Term


* All data are as of February 28, 2006. The Portfolio's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The industry classifications presented herein are based on the sector categorization methodology of the Adviser. These industry classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


158 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

SECTOR BREAKDOWN**
[ ]  34.3%   Financial                                      [PIE CHART OMITTED]
[ ]  12.1%   Energy
[ ]  11.6%   Capital Equipment
[ ]  10.7%   Industrial Commodities
[ ]   7.8%   Consumer Staples
[ ]   7.4%   Technology/Electronics
[ ]   4.8%   Utilities
[ ]   3.0%   Telecommmunications
[ ]   2.7%   Medical
[ ]   2.3%   Construction & Housing
[ ]   0.9%   Consumer Cyclicals
[ ]   0.8%   Transportation

[ ]   1.6%   Short-Term


COUNTRY BREAKDOWN*
[ ]  23.3%   United Kingdom                                 [PIE CHART OMITTED]
[ ]  15.8%   France
[ ]  15.0%   Japan
[ ]   9.3%   Germany
[ ]   5.6%   South Korea
[ ]   3.9%   Netherlands
[ ]   3.7%   Spain
[ ]   2.9%   Taiwan
[ ]   2.7%   Brazil
[ ]   2.6%   Canada
[ ]   2.5%   Singapore
[ ]   2.5%   Italy
[ ]   2.4%   Switzerland
[ ]   6.2%   Other

[ ]   1.6%   Short-Term


* All data are as of February 28, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2% weightings in Belgium, China, Hungary, Israel and Sweden.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 159


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  29.6%   Finance                                        [PIE CHART OMITTED]
[ ]  13.1%   Technology
[ ]   9.5%   Consumer Manufacturing
[ ]   8.9%   Health Care
[ ]   7.5%   Energy
[ ]   7.5%   Consumer Services
[ ]   6.7%   Capital Goods
[ ]   5.9%   Multi-Industry Commodities
[ ]   3.5%   Consumer Staples
[ ]   3.4%   Basic Industry
[ ]   1.7%   Aerospace & Defense

[ ]   2.7%   Short Term


COUNTRY BREAKDOWN*
[ ]  30.7%   Japan                                          [PIE CHART OMITTED]
[ ]  14.6%   Switzerland
[ ]  12.0%   France
[ ]   7.7%   United Kingdom
[ ]   3.8%   Italy
[ ]   3.6%   Ireland
[ ]   3.5%   Netherlands
[ ]   2.7%   Mexico
[ ]   2.7%   Sweden
[ ]   2.1%   Greece
[ ]   2.0%   Austria
[ ]  11.9%   Other

[ ]   2.7%   Short-Term


* All data are as of February 28, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2% weightings in Barbados, Brazil, China, Germany, India, Israel, Korea, Norway, Russia, South Africa, Spain and Taiwan.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


160 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  20.7%   Financial                                      [PIE CHART OMITTED]
[ ]  11.6%   Capital Equipment
[ ]  10.9%   Consumer Growth
[ ]  10.5%   Consumer Cyclicals
[ ]   7.6%   Technology
[ ]   6.5%   Utilities
[ ]   6.1%   Consumer Staples
[ ]   5.6%   Services
[ ]   5.2%   Industrial Commodities
[ ]   4.1%   Non-Financial
[ ]   3.9%   Energy

[ ]   7.3%   Short-Term


SMALL-MID CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  27.4%   Consumer Services                              [PIE CHART OMITTED]
[ ]  21.9%   Technology
[ ]  15.3%   Health Care
[ ]   9.6%   Energy
[ ]   7.5%   Finance
[ ]   3.7%   Transportation
[ ]   3.6%   Basic Industry
[ ]   2.7%   Capital Goods
[ ]   1.5%   Aerospace & Defense
[ ]   1.4%   Multi-Industry Commodities
[ ]   0.9%   Utilities
[ ]   0.4%   Consumer Staples

[ ]   4.1%   Short-Term


* All data are as of February 28, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 161


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

SHORT DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  47.5%   U.S. Government & Government                   [PIE CHART OMITTED]
             Sponsored Agency Obligations
[ ]  18.1%   Corporate Debt Obligations
[ ]  10.8%   Collateralized Mortgage Obligations
[ ]   7.4%   Asset Backed Securities
[ ]   0.7%   Commercial Mortgage Backed Securities

[ ]  15.5%   Short-Term


INTERMEDIATE DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  29.4%   Federal National Mortgage Association          [PIE CHART OMITTED]
[ ]  16.0%   Corporate Debt Obligations
[ ]   9.2%   Sovereign Debt Securities
[ ]   6.2%   Commercial Mortgage Backed Securities
[ ]   6.0%   U.S. Treasury Securities
[ ]   4.6%   Asset Backed Securities
[ ]   3.4%   Collateralized Mortgage Obligations
[ ]   1.6%   Federal Home Loan Mortgage Corporation

[ ]  23.6%   Short-Term


* All data are as of February 28, 2006. The Portfolios' security type breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


162 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

INFLATION PROTECTED SECURITIES PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  97.2%   U.S. Treasury Inflation                        [PIE CHART OMITTED]
             Index Securities

[ ]   2.8%   Short-Term


HIGH YIELD PORTFOLIO

SECTOR/INDUSTRY BREAKDOWN*
[ ]  10.0%   Utilities                                      [PIE CHART OMITTED]
[ ]   7.2%   Cable
[ ]   5.7%   Health Care
[ ]   5.7%   Communications - Fixed
[ ]   5.6%   Gaming
[ ]   5.5%   Energy
[ ]   5.4%   Financial
[ ]   4.6%   Automotive
[ ]   4.2%   Communications - Mobile
[ ]   4.1%   Diversified Media
[ ]   3.8%   Chemicals
[ ]   3.7%   Industrial
[ ]   3.2%   Building/Real Estate
[ ]   2.9%   Metals/Mining
[ ]   2.8%   Consumer Manufacturing
[ ]  17.6%   Other

[ ]   5.3%   Short-Term


* All data are as of February 28, 2006. The Portfolios' security type and sector/industry breakdowns are expressed as a percentage of total investments and may vary over time. "Other" sector/industry weightings for the High Yield Portfolio represent less than 2% weightings in services, paper/packaging, technology, hotel/lodging, entertainment & leisure, aerospace/defense, retail, food/beverage, non-convertible preferred stocks, supermarket/drug, publishing, containers, insurance, electronics, petroleum products and transportation.

Please note: The sector/industry classifications presented herein are based on the sector/industry categorization methodology of the Adviser.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 163


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.0%
Financial-34.8%
Banks - NYC-6.8%
Citigroup, Inc.                                     1,444,500    $   66,981,465
J.P. Morgan Chase & Co.                             1,002,200        41,230,508
                                                                 --------------
                                                                    108,211,973
                                                                 --------------
Life Insurance-2.2%
Genworth Financial, Inc. Cl.A                         268,700         8,550,034
Jefferson-Pilot Corp.                                   9,900           596,475
MetLife, Inc.                                         276,650        13,865,698
Prudential Financial, Inc.                             42,800         3,297,312
Torchmark Corp.                                        43,600         2,383,612
UnumProvident Corp.                                   342,700         7,090,463
                                                                 --------------
                                                                     35,783,594
                                                                 --------------
Major Regional Banks-11.0%
Bank of America Corp.                               1,327,994        60,888,525
BB&T Corp.                                             32,700         1,292,631
Comerica, Inc.                                        163,000         9,343,160
Huntington Bancshares, Inc.                           326,300         7,847,515
KeyCorp                                                89,900         3,350,573
Mellon Financial Corp.                                308,300        11,126,547
National City Corp.                                   340,800        11,859,840
PNC Financial Services Group, Inc.                     57,600         4,052,160
Regions Financial Corp.                               330,200        11,484,356
SunTrust Banks, Inc.                                   99,200         7,179,104
U.S. Bancorp                                          216,700         6,698,197
Wachovia Corp.                                        481,350        26,989,294
Wells Fargo & Co.                                     224,600        14,419,320
                                                                 --------------
                                                                    176,531,222
                                                                 --------------
Multi-Line Insurance-2.9%
American International Group, Inc.                    498,500        33,080,460
The Hartford Financial Services Group, Inc.           151,900        12,513,522
                                                                 --------------
                                                                     45,593,982
                                                                 --------------
Property / Casualty Insurance-3.2%
ACE Ltd.                                              145,900         8,131,007
Old Republic International Corp.                      121,625         2,589,396
PartnerRe Ltd.                                         66,100         4,006,321
RenaissanceRe Holdings                                128,700         5,733,585
The Allstate Corp.                                     97,050         5,316,399
The Chubb Corp.                                        66,400         6,357,800
The St. Paul Travelers Cos., Inc.                     299,086        12,854,717
XL Capital Ltd. Cl.A                                   96,200         6,498,310
                                                                 --------------
                                                                     51,487,535
                                                                 --------------


164 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Savings & Loan-2.9%
Astoria Financial Corp.                                56,800    $    1,628,456
Fannie Mae                                            343,950        18,807,186
Freddie Mac                                           259,700        17,501,183
Washington Mutual, Inc.                               205,200         8,762,040
                                                                 --------------
                                                                     46,698,865
                                                                 --------------
Miscellaneous-5.8%
Federated Investors, Inc. Cl.B                        103,400         4,021,226
Lehman Brothers Holdings, Inc.                         76,300        11,135,985
MBIA, Inc.                                             89,800         5,274,852
Merrill Lynch & Co., Inc.                             389,500        30,073,295
MGIC Investment Corp.                                  28,100         1,791,375
Morgan Stanley                                        343,600        20,499,176
The Goldman Sachs Group, Inc.                         111,800        15,796,222
Waddell & Reed Financial Inc. Cl.A                    151,300         3,523,777
                                                                 --------------
                                                                     92,115,908
                                                                 --------------
                                                                    556,423,079
                                                                 --------------
Energy-12.1%
Gas Pipelines-0.1%
El Paso Corp.                                          56,000           732,480
                                                                 --------------
Offshore Drilling-1.5%
Diamond Offshore Drilling, Inc.                        54,200         4,194,538
ENSCO International, Inc.                              78,200         3,494,758
GlobalSantaFe Corp.                                   117,000         6,474,780
Noble Corp.                                            69,500         5,136,745
Rowan Cos., Inc.                                      126,800         5,103,700
                                                                 --------------
                                                                     24,404,521
                                                                 --------------
Oils - Integrated Domestic-2.9%
Conocophillips                                        333,100        20,305,776
Marathon Oil Corp.                                    128,100         9,043,860
Occidental Petroleum Corp.                            108,700         9,950,398
Total SA (ADR)                                         60,100         7,580,413
                                                                 --------------
                                                                     46,880,447
                                                                 --------------
Oils - Integrated International-7.6%
BP Plc (ADR)                                           99,700         6,622,074
Chevron Corp.                                         501,600        28,330,368
Exxon Mobil Corp.                                   1,446,300        85,866,831
                                                                 --------------
                                                                    120,819,273
                                                                 --------------
                                                                    192,836,721
                                                                 --------------
Consumer Growth-9.5%
Advertising-0.4%
The Interpublic Group of Cos., Inc.(a)                611,100         6,330,996
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 165


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Drugs-5.0%
Bristol-Myers Squibb Co.                              201,800    $    4,661,580
Eli Lilly & Co.                                       153,300         8,526,546
Merck & Co., Inc.                                     643,200        22,421,952
Pfizer, Inc.                                        1,699,500        44,509,905
                                                                 --------------
                                                                     80,119,983
                                                                 --------------
Entertainment-2.4%
The Walt Disney Co.                                   198,900         5,567,211
Time Warner, Inc.                                   1,335,900        23,124,429
Viacom, Inc. Cl.B(a)                                  243,750         9,740,250
                                                                 --------------
                                                                     38,431,890
                                                                 --------------
Hospital Management-0.4%
HCA, Inc.                                              99,200         4,751,680
Tenet Healthcare Corp.(a)                             157,800         1,245,042
                                                                 --------------
                                                                      5,996,722
                                                                 --------------
Hospital Supplies-0.4%
Medco Health Solutions, Inc.(a)                       113,300         6,313,076
                                                                 --------------
Other Medical-0.1%
AmerisourceBergen Corp.                                40,200         1,848,798
                                                                 --------------
Radio - TV Broadcasting-0.8%
Comcast Corp. Cl.A(a)                                 303,800         8,150,954
Comcast Corp. Cl.A Special(a)                         148,950         3,984,412
                                                                 --------------
                                                                     12,135,366
                                                                 --------------
                                                                    151,176,831
                                                                 --------------
Consumer Staples-8.9%
Beverages - Soft, Lite & Hard-1.4%
Molson Coors Brewing Co. Cl.B                          18,900         1,185,975
PepsiCo, Inc.                                         124,100         7,335,551
The Coca-Cola Co.                                     342,000        14,353,740
                                                                 --------------
                                                                     22,875,266
                                                                 --------------
Foods-1.7%
Bunge Ltd.                                             53,800         3,049,922
ConAgra Foods, Inc.                                   419,900         8,830,497
Del Monte Foods Co.                                   229,400         2,495,872
General Mills, Inc.                                   198,500         9,776,125
Kellogg Co.                                             9,500           420,945
Kraft Foods, Inc. Cl.A                                 32,700           983,943
Sara Lee Corp.                                         99,400         1,756,398
                                                                 --------------
                                                                     27,313,702
                                                                 --------------
Restaurants-0.8%
Darden Restaurants, Inc.                               12,700           532,638
McDonald's Corp.                                      357,200        12,469,852
                                                                 --------------
                                                                     13,002,490
                                                                 --------------


166 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retail - Food-1.2%
Kroger Co.(a)                                         398,300    $    7,981,932
Safeway, Inc.                                         317,400         7,715,994
SUPERVALU, Inc.                                       119,150         3,765,140
                                                                 --------------
                                                                     19,463,066
                                                                 --------------
Soaps-1.5%
The Clorox Co.                                        152,900         9,319,255
The Procter & Gamble Co.                              120,700         7,233,551
Unilever NV                                            96,000         6,680,640
                                                                 --------------
                                                                     23,233,446
                                                                 --------------
Sugar Refiners-0.1%
Archer-Daniels-Midland Co.                             33,000         1,046,760
                                                                 --------------
Tobacco-2.2%
Altria Group, Inc.                                    395,250        28,418,475
UST, Inc.                                             173,900         6,761,232
                                                                 --------------
                                                                     35,179,707
                                                                 --------------
                                                                    142,114,437
                                                                 --------------
Utilities-8.6%
Electric Companies-3.0%
Alliant Energy Corp.                                   17,600           582,560
American Electric Power Co., Inc.                     140,850         5,141,025
Constellation Energy Group                             34,350         2,017,719
Dominion Resources, Inc.                              189,300        14,216,430
Edison International                                   11,100           492,396
Entergy Corp.                                         143,700        10,419,687
Exelon Corp.                                           27,600         1,576,236
FirstEnergy Corp.                                     135,600         6,926,448
Northeast Utilities                                   137,900         2,705,598
Wisconsin Energy Corp.                                 85,125         3,479,059
Xcel Energy, Inc.                                      30,600           567,936
                                                                 --------------
                                                                     48,125,094
                                                                 --------------
Telephone-5.6%
AT&T, Inc.                                            577,000        15,919,430
BellSouth Corp.                                       537,400        16,971,092
Crown Castle International Corp.(a)                   287,600         9,016,260
Sprint Corp.                                          766,100        18,409,383
Verizon Communications, Inc.                          887,800        29,918,860
                                                                 --------------
                                                                     90,235,025
                                                                 --------------
                                                                    138,360,119
                                                                 --------------
Technology-7.2%
Communication - Equip. Mfrs.-1.0%
ADC Telecommunications, Inc.(a)                       209,799         5,312,110
Corning, Inc.(a)                                      168,600         4,115,526
Tellabs, Inc.(a)                                      467,600         6,869,044
                                                                 --------------
                                                                     16,296,680
                                                                 --------------
Communication Services-0.2%
American Tower Corp. Cl.A(a)                           90,000         2,864,700
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 167


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Communications Equipment-0.3%
Nokia Corp. (ADR)                                     231,100    $    4,293,838
                                                                 --------------
Computer/Instrumentation-0.8%
Celestica, Inc.(a)                                    339,400         3,685,884
Flextronics International, Ltd.(a)                    319,100         3,443,089
Sanmina-SCI Corp.(a)                                  599,600         2,314,456
Solectron Corp.(a)                                    959,100         3,462,351
                                                                 --------------
                                                                     12,905,780
                                                                 --------------
Computers-2.8%
EMC Corp.(a)                                          493,200         6,914,664
Hewlett-Packard Co.                                   910,800        29,883,348
International Business Machines Corp.                 106,500         8,545,560
                                                                 --------------
                                                                     45,343,572
                                                                 --------------
Computer Services/Software-1.1%
Electronic Data Systems Corp.                         388,400        10,370,280
Microsoft Corp.                                       266,000         7,155,400
                                                                 --------------
                                                                     17,525,680
                                                                 --------------
Semiconductors-0.6%
Agere Systems, Inc. Cl.A(a)                           328,130         4,406,786
Intel Corp.                                           257,900         5,312,740
                                                                 --------------
                                                                      9,719,526
                                                                 --------------
Miscellaneous Industrial Technology-0.4%
Arrow Electronics, Inc.(a)                            136,200         4,738,398
Avnet, Inc.(a)                                         12,700           319,151
Tech Data Corp.(a)                                     42,875         1,780,599
                                                                 --------------
                                                                      6,838,148
                                                                 --------------
                                                                    115,787,924
                                                                 --------------
Capital Equipment-5.7%
Aerospace & Defense-1.6%
Goodrich Corp.                                        115,300         4,824,152
Northrop Grumman Corp.                                200,900        12,877,690
The Boeing Co.                                        101,300         7,363,497
                                                                 --------------
                                                                     25,065,339
                                                                 --------------
Auto Trucks - Parts-0.3%
Eaton Corp.                                            81,900         5,705,973
                                                                 --------------
Defense-0.5%
Lockheed Martin Corp.                                 108,700         7,920,969
                                                                 --------------
Electrical Equipment-2.1%
Cooper Industries, Ltd. Cl.A                           54,800         4,586,760
General Electric Co.                                  757,400        24,895,738
Hubbell, Inc. Cl.B                                     96,275         4,473,899
                                                                 --------------
                                                                     33,956,397
                                                                 --------------


168 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Capital Goods-1.2%
Ingersoll-Rand Co., Ltd. Cl.A                         144,000    $    5,908,320
SPX Corp.                                             132,300         6,515,775
Textron, Inc.                                          72,800         6,414,408
                                                                 --------------
                                                                     18,838,503
                                                                 --------------
                                                                     91,487,181
                                                                 --------------
Consumer Cyclicals-4.3%
Apparel Manufacturing-0.4%
Jones Apparel Group, Inc.                             136,600         3,950,472
VF Corp.                                               51,775         2,837,270
                                                                 --------------
                                                                      6,787,742
                                                                 --------------
Autos & Auto Parts-1.8%
American Axle & Manufacturing Holdings, Inc.           25,000           405,500
Autoliv, Inc.                                         162,800         8,717,940
BorgWarner, Inc.                                       64,800         3,613,896
Dana Corp.                                             53,900            94,864
Johnson Controls, Inc.                                 46,300         3,299,801
Lear Corp.                                             63,075         1,315,745
Magna International, Inc. Cl.A                         55,300         4,115,426
Toyota Motor Corp. (ADR)                               58,900         6,294,643
                                                                 --------------
                                                                     27,857,815
                                                                 --------------
Retailers-1.4%
Limited Brands, Inc.                                  282,000         6,674,940
Nordstrom, Inc.                                        29,300         1,113,400
Office Depot, Inc.(a)                                 309,400        11,039,392
Target Corp.                                           75,400         4,101,760
                                                                 --------------
                                                                     22,929,492
                                                                 --------------
Tires & Rubber Goods-0.1%
Cooper Tire & Rubber Co.                               61,700           919,330
                                                                 --------------
Toys-0.5%
Mattel, Inc.                                          455,500         7,675,175
                                                                 --------------
Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                                90,900         2,260,683
                                                                 --------------
                                                                     68,430,237
                                                                 --------------
Industrial Commodities-2.8%
Chemicals-1.4%
E.I. du Pont de Nemours & Co.                         164,400         6,615,456
Eastman Chemical Co.                                   27,800         1,371,374
PPG Industries, Inc.                                  163,400         9,906,942
The Lubrizol Corp.                                    123,500         5,342,610
                                                                 --------------
                                                                     23,236,382
                                                                 --------------
Containers - Metal/Glass/Paper-0.3%
Owens-Illinois, Inc.(a)                               275,200         5,157,248
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 169


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Paper-1.1%
Kimberly-Clark Corp.                                  200,000    $   11,836,000
Smurfit-Stone Container Corp.(a)                      281,700         3,695,904
Temple-Inland, Inc.                                    40,400         1,723,868
                                                                 --------------
                                                                     17,255,772
                                                                 --------------
                                                                     45,649,402
                                                                 --------------
Services-1.3%
Railroads-1.3%
CSX Corp.                                             122,700         6,795,126
Norfolk Southern Corp.                                178,300         9,125,394
Union Pacific Corp.                                    53,000         4,693,150
                                                                 --------------
                                                                     20,613,670
                                                                 --------------
Non-Financial-0.4%
Building Materials - Cement-0.4%
Martin Marietta Materials, Inc.                        34,800         3,393,000
Vulcan Materials Co.                                   33,600         2,654,400
                                                                 --------------
                                                                      6,047,400
                                                                 --------------
Consumer Services-0.4%
Broadcasting & Cable-0.4%
CBS Corp. Cl.B                                        243,750         5,962,125
                                                                 --------------
Total Common Stocks
  (cost $1,426,019,185)                                           1,534,889,126
                                                                 --------------
SHORT-TERM INVESTMENT-3.7%
Time Deposit-3.7%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $58,879,000)                                 $ 58,879        58,879,000
                                                                 --------------
Total Investments-99.7%
  (cost $1,484,898,185)                                           1,593,768,126
Other assets less liabilities-0.3%                                    4,705,168
                                                                 --------------
Net Assets-100%                                                  $1,598,473,294
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


170 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-98.6%
Technology-31.3%
Communication Equipment-9.2%
Corning, Inc.(a)                                    2,067,500    $   50,467,675
Juniper Networks, Inc.(a)                           1,853,900        34,093,221
QUALCOMM, Inc.                                      1,308,500        61,774,285
                                                                 --------------
                                                                    146,335,181
                                                                 --------------
Computer Hardware/Storage-4.7%
Apple Computer, Inc.(a)                               753,200        51,624,328
Network Appliance, Inc.(a)                            686,300        22,757,708
                                                                 --------------
                                                                     74,382,036
                                                                 --------------
Internet Media-7.2%
Google, Inc. Cl.A(a)                                  214,825        77,899,841
Yahoo!, Inc.(a)                                     1,138,200        36,490,692
                                                                 --------------
                                                                    114,390,533
                                                                 --------------
Semiconductor Capital Equipment-0.9%
KLA-Tencor Corp.                                      267,100        13,950,633
                                                                 --------------
Semiconductor Components-8.3%
Advanced Micro Devices, Inc.(a)                       745,800        28,840,086
Broadcom Corp. Cl.A(a)                              1,426,200        64,307,358
Marvell Technology Group, Ltd.(a)                     633,000        38,752,260
                                                                 --------------
                                                                    131,899,704
                                                                 --------------
Software-1.0%
Microsoft Corp.                                       571,400        15,370,660
                                                                 --------------
                                                                    496,328,747
                                                                 --------------
Health Care-22.0%
Biotechnology-7.0%
Amgen, Inc.(a)                                        259,380        19,580,596
Genentech, Inc.(a)                                    682,300        58,466,287
Gilead Sciences, Inc.(a)                              514,000        32,006,780
                                                                 --------------
                                                                    110,053,663
                                                                 --------------
Drugs-3.1%
Teva Pharmaceutical Industries, Ltd. (ADR)          1,184,100        49,720,359
                                                                 --------------
Medical Products-4.2%
Alcon, Inc.                                           334,800        38,555,568
St. Jude Medical, Inc.(a)                             608,300        27,738,480
                                                                 --------------
                                                                     66,294,048
                                                                 --------------
Medical Services-7.7%
Caremark Rx, Inc.(a)                                  477,500        23,755,625
Medco Health Solutions, Inc.(a)                       143,600         8,001,392
UnitedHealth Group, Inc.                              741,500        43,177,545
WellPoint, Inc.(a)                                    621,000        47,686,590
                                                                 --------------
                                                                    122,621,152
                                                                 --------------
                                                                    348,689,222
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 171


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Finance-15.3%
Banking - Money Center-3.1%
JPMorgan Chase & Co.                                  620,100    $   25,510,914
UBS AG                                                223,800        23,774,274
                                                                 --------------
                                                                     49,285,188
                                                                 --------------
Banking - Regional-1.0%
Northern Trust Corp.                                  305,600        16,111,232
                                                                 --------------
Brokerage & Money Management-7.9%
Franklin Resources, Inc.                              351,850        36,127,958
Legg Mason, Inc.                                      250,800        32,751,972
Merrill Lynch & Co., Inc.                             336,600        25,988,886
The Goldman Sachs Group, Inc.                         206,750        29,211,707
                                                                 --------------
                                                                    124,080,523
                                                                 --------------
Insurance-3.0%
Ace, Ltd.                                             181,200        10,098,276
American International Group, Inc.                    570,310        37,845,772
                                                                 --------------
                                                                     47,944,048
                                                                 --------------
Miscellaneous-0.3%
Nasdaq Stock Market, Inc.(a)                          110,900         4,492,559
                                                                 --------------
                                                                    241,913,550
                                                                 --------------
Consumer Services-11.9%
Broadcasting & Cable-0.7%
The E.W. Scripps Co. Cl.A                             245,150        11,786,812
                                                                 --------------
Cellular Communications-0.8%
America Movil S.A. de C.V. (ADR)                      339,900        11,804,727
                                                                 --------------
Restaurants & Lodging-1.8%
Las Vegas Sands Corp.(a)                               75,500         4,027,925
McDonald's Corp.                                      273,700         9,554,867
Starbucks Corp.(a)                                    414,300        15,047,376
                                                                 --------------
                                                                     28,630,168
                                                                 --------------
Retail - General Merchandise-8.1%
eBay, Inc.(a)                                       1,351,730        54,150,304
Lowe's Cos., Inc.                                     548,550        37,400,139
Target Corp.                                          672,800        36,600,320
                                                                 --------------
                                                                    128,150,763
                                                                 --------------
Miscellaneous-0.5%
Electronic Arts, Inc.(a)                              152,640         7,932,701
                                                                 --------------
                                                                    188,305,171
                                                                 --------------


172 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Energy-8.7%
Oil Service-8.7%
Baker Hughes, Inc.                                    108,200    $    7,354,354
BJ Services Co.                                       121,100         3,791,641
GlobalSantaFe Corp.                                   309,400        17,122,196
Halliburton Co.                                       993,800        67,578,400
Nabors Industries, Ltd.(a)                            445,300        29,367,535
Schlumberger, Ltd.                                    118,800        13,662,000
                                                                 --------------
                                                                    138,876,126
                                                                 --------------
Consumer Staples-6.0%
Household Products-4.4%
The Procter & Gamble Co.                            1,152,200        69,051,346
                                                                 --------------
Retail - Food & Drug-1.6%
Walgreen Co.                                          306,500        13,749,590
Whole Foods Market, Inc.                              193,910        12,386,971
                                                                 --------------
                                                                     26,136,561
                                                                 --------------
                                                                     95,187,907
                                                                 --------------
Aerospace & Defense-2.2%
Aerospace-2.2%
The Boeing Co.                                        487,000        35,400,030
                                                                 --------------
Capital Goods-1.2%
Miscellaneous-1.2%
General Electric Co.                                  572,655        18,823,170
                                                                 --------------
Total Common Stocks
  (cost $1,382,443,546)                                           1,563,523,923
                                                                 --------------
SHORT-TERM INVESTMENT-1.2%
Time Deposit-1.2%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $18,838,000)                                 $ 18,838        18,838,000
                                                                 --------------
Total Investments-99.8%
  (cost $1,401,281,546)                                           1,582,361,923
Other assets less liabilities-0.2%                                    2,607,438
                                                                 --------------
Net Assets-100%                                                  $1,584,969,361
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 173


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-94.6%
Real Estate Investment Trusts-94.6%
Apartments-9.0%
Archstone Smith Trust                                 204,900    $    9,712,260
AvalonBay Communities, Inc.                           119,700        12,329,100
Boardwalk Real Estate Investment Trust                263,300         5,437,679
Camden Property Trust                                 118,000         7,770,300
Canadian Apartment Properties Real Estate
  Investment Trust                                    215,000         3,123,455
Equity Residential                                    278,400        12,605,952
Essex Property Trust, Inc.                             34,500         3,437,925
Mid-America Apartment Communities, Inc.                89,600         4,865,280
United Dominion Realty Trust, Inc.                    105,600         2,824,800
                                                                 --------------
                                                                     62,106,751
                                                                 --------------
Diversified-32.9%
A & J Mucklow Group Plc                               113,874           896,861
British Land Co. Plc                                  452,953         9,603,521
Canadian Real Estate Investment Trust                 218,800         4,516,739
Capital & Regional Plc                                462,389         8,489,112
Cominar Real Estate Investment Trust                  144,000         2,456,914
DB RREEF Trust                                      3,108,864         3,247,248
Eurocommercial Properties NV                           58,000         2,246,927
General Property Group                              1,717,500         5,278,424
H&R Real Estate Investment Trust                      351,800         6,924,868
Hang Lung Properties, Ltd.                          4,910,000         8,787,580
Kerry Properties, Ltd.                              3,301,500        10,514,007
Klepierre                                             126,400        14,585,683
Land Securities Group Plc                             296,130         9,553,442
Mitsui Fudosan Co., Ltd.                            1,211,000        25,155,479
New World Development Co., Ltd.                     3,207,400         5,138,713
Sino Land Co., Ltd.                                 2,932,100         4,390,949
Stockland                                           1,128,072         5,619,068
Sumitomo Realty & Development                          70,000         1,626,827
Sun Hung Kai Properties, Ltd.                       2,048,600        21,290,121
Unibail                                               160,318        26,276,269
Valad Property Group                                2,100,996         2,141,418
Vornado Realty Trust                                  169,800        15,110,502
Wereldhave NV                                          20,200         2,153,461
Westfield Group                                     2,284,164        30,107,423
                                                                 --------------
                                                                    226,111,556
                                                                 --------------
Health Care-0.7%
Ventas, Inc.                                           83,000         2,573,000
Windrose Medical Properties Trust                     134,900         1,992,473
                                                                 --------------
                                                                      4,565,473
                                                                 --------------


174 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Industrial-9.4%
AMB Property Corp.                                     15,300    $      820,845
Ascendas Real Estate Investment Trust              10,308,261        13,707,008
Bail Investissment Fonciere                           123,600         7,637,699
Brixton Plc                                           362,800         2,961,693
EastGroup Properties, Inc.                            114,025         5,239,449
First Potomac Realty Trust                            131,450         3,896,178
Macquarie Goodman Group                             1,618,583         6,048,585
ProLogis                                              351,300        18,450,276
Slough Estates Plc                                    133,050         1,420,683
Summit Real Estate Investment Trust                   196,600         4,458,077
                                                                 --------------
                                                                     64,640,493
                                                                 --------------
Lodging-4.7%
Equity Inns, Inc.                                     169,000         2,616,120
FelCor Lodging Trust, Inc.                            153,000         3,037,050
Host Marriott Corp.                                   506,800         9,847,124
Lasalle Hotel Properties                               70,400         2,812,480
Starwood Hotels & Resorts Worldwide, Inc.              70,100         4,451,350
Strategic Hotel Capital, Inc.                         112,000         2,419,200
Sunstone Hotel Investors, Inc.                        235,000         6,899,600
                                                                 --------------
                                                                     32,082,924
                                                                 --------------
Office-15.0%
Alexandria Real Estate Equities, Inc.                 115,600        10,175,112
Allied Properties Real Estate Investment Trust        218,100         3,385,353
Beni Stabili S.p.A.                                 2,619,150         2,813,153
Boston Properties, Inc.                               126,800        10,736,156
Brookfield Properties Corp.                           224,500         6,647,445
CarrAmerica Realty Corp.                               56,700         2,350,782
Corporate Office Properties Trust                     230,000         9,549,600
Derwent Valley Holdings Plc                           164,510         4,945,415
Dundee Real Estate Investment Trust                    51,100         1,248,666
Equity Office Properties Trust                        106,000         3,333,700
Inmobiliaria Colonial, SA                              45,200         2,901,634
Maguire Properties, Inc.                              230,000         7,783,200
Nippon Building Fund, Inc.                              2,611        25,283,804
Reckson Associates Realty Corp.                        96,400         3,942,760
SL Green Realty Corp.                                  88,400         7,682,844
                                                                 --------------
                                                                    102,779,624
                                                                 --------------
Regional Malls-8.3%
General Growth Properties, Inc.                       291,500        14,688,685
Liberty International Plc                             326,900         6,354,361
RioCan Real Estate Investment Trust                   411,800         8,272,598
Simon Property Group, Inc.                            276,100        22,908,017
The Macerich Co.                                       66,400         4,784,120
                                                                 --------------
                                                                     57,007,781
                                                                 --------------
Retail-1.5%
CapitaMall Trust                                    3,838,800         5,499,421
Hammerson Plc                                         247,900         4,955,045
                                                                 --------------
                                                                     10,454,466
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 175


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Self Storage-2.3%
Public Storage, Inc.                                  179,200    $   13,981,184
Sovran Self Storage, Inc.                              32,400         1,684,800
                                                                 --------------
                                                                     15,665,984
                                                                 --------------
Shopping Centers-10.5%
Centro Properties Group                               584,127         2,941,469
Developers Diversified Realty Corp.                   130,200         6,534,738
Federal Realty Investment Trust                        78,000         5,435,820
Japan Retail Fund Investment                            1,630        12,813,531
Kimco Realty Corp.                                    281,200        10,103,516
Macquarie CountryWide Trust                         1,485,226         2,185,268
Pan Pacific Retail Properties, Inc.                    60,900         4,214,889
Primaris Retail Real Estate Investment Trust          401,300         6,341,984
Regency Centers Corp.                                 125,400         8,088,300
Rodamco Europe NV                                     110,340        10,115,514
Tanger Factory Outlet Centers, Inc.                   105,800         3,417,340
                                                                 --------------
                                                                     72,192,369
                                                                 --------------
Specialty-0.3%
Digital Realty Trust, Inc.                             88,200         2,435,202
                                                                 --------------
Total Common Stocks
  (cost $558,851,826)                                               650,042,623
                                                                 --------------
SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $8,784,000)                                  $  8,784         8,784,000
                                                                 --------------
Total Investments-95.9%
  (cost $567,635,826)                                               658,826,623
Other assets less liabilities-4.1%                                   28,303,171
                                                                 --------------
Net Assets-100%                                                  $  687,129,794
                                                                 ==============


See notes to financial statements.


176 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.5%

Financial-33.7%
Banking-19.6%
Bank Hapoalim, Ltd.                                 1,664,800    $    7,619,028
Bank Leumi Le-Israel                                  736,900         2,658,941
Barclays Plc                                        1,831,300        21,450,038
Credit Agricole, SA                                   454,610        16,604,961
Credit Suisse Group                                   394,500        21,849,445
HBOS Plc                                              958,560        17,851,340
Kookmin Bank                                          164,700        12,483,801
Royal Bank of Scotland Group Plc                      698,900        23,377,434
Shinhan Financial Group Co., Ltd.                     233,930         9,139,238
Societe Generale                                      125,125        17,719,409
Sumitomo Mitsui Financial Group, Inc.                   2,359        25,763,545
                                                                 --------------
                                                                    176,517,180
                                                                 --------------
Financial Services-3.0%
ORIX Corp.                                            103,300        27,195,855
                                                                 --------------
Insurance-11.1%
Assurances Generales de France                        164,000        17,036,126
Aviva Plc                                           1,273,223        17,616,383
Friends Provident Plc                               2,813,720        10,201,536
ING Group NV                                          922,011        34,654,637
Muenchener Rueckversicherungs-
Gesellschaft AG                                       148,700        20,154,826
                                                                 --------------
                                                                     99,663,508
                                                                 --------------
                                                                    303,376,543
                                                                 --------------
Energy-11.8%
Energy Sources-11.8%
BP Plc                                              1,135,800        12,564,258
Canadian Natural Resources, Ltd.                      416,400        22,750,034
China Petrolium & Chemical Corp.                   20,684,500        12,306,079
Eni SpA                                               626,100        17,898,992
MOL Magyar Olaj-es Gazipari Rt.                        69,800         7,208,785
Petroleo Brasileiro, SA (ADR)                         257,300        20,576,281
Repsol YPF, SA                                        478,100        13,363,602
                                                                 --------------
                                                                    106,668,031
                                                                 --------------
Capital Equipment-11.4%
Aerospace & Defense-3.0%
BAE Systems Plc                                     1,488,100        10,953,916
European Aeronautic Defence & Space Co.               428,190        15,697,352
                                                                 --------------
                                                                     26,651,268
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 177


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Automobiles-7.1%
Continental AG                                        261,700    $   26,782,155
Honda Motor Co., Ltd.                                   5,100           297,892
Hyundai Motor Co.                                      10,800           917,887
Renault, SA                                           277,300        26,646,574
Toyota Motor Corp.                                    169,600         9,040,938
                                                                 --------------
                                                                     63,685,446
                                                                 --------------
Machinery & Engineering-1.3%
Man AG                                                186,400        11,746,332
Sumitomo Heavy Industries, Ltd.                        17,000           152,034
                                                                 --------------
                                                                     11,898,366
                                                                 --------------
                                                                    102,235,080
                                                                 --------------
Industrial Commodities-10.5%
Forest & Paper-1.3%
Svenska Cellulosa AB Cl.B(a)                          214,400         8,990,780
Votorantim Celulose e Papel, SA (ADR)                 210,300         3,104,028
                                                                 --------------
                                                                     12,094,808
                                                                 --------------
Metal - Nonferrous-1.8%
Xstrata Plc                                           541,810        15,817,707
                                                                 --------------
Metal - Steel-7.4%
Arcelor                                               837,660        30,609,153
JFE Holdings, Inc.                                    475,400        17,522,733
POSCO                                                  79,500        18,736,174
                                                                 --------------
                                                                     66,868,060
                                                                 --------------
                                                                     94,780,575
                                                                 --------------
Consumer Staples-7.7%
Beverages & Tobacco-3.3%
British American Tobacco Plc                          405,700         9,665,806
Japan Tobacco, Inc.                                     1,174        20,169,656
                                                                 --------------
                                                                     29,835,462
                                                                 --------------
Food & Household Products-4.4%
Delhaize Group                                        240,826        16,065,821
J Sainsbury Plc                                     2,501,900        14,047,869
Tate & Lyle Plc                                       885,842         9,288,839
                                                                 --------------
                                                                     39,402,529
                                                                 --------------
                                                                     69,237,991
                                                                 --------------
Technology/Electronics-7.3%
Data Processing-2.8%
Canon, Inc.                                           406,200        25,361,523
                                                                 --------------
Electrical & Electronics-1.1%
Compal Electronics, Inc. (GDR)(b)                   2,106,707        10,133,261
                                                                 --------------


178 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electronic Components & Instruments-3.4%
Flextronics International, Ltd.(c)                    584,400    $    6,305,676
Samsung Electronics Co., Ltd.                          12,150         8,518,048
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR)                                        1,586,834        15,439,895
                                                                 --------------
                                                                     30,263,619
                                                                 --------------
                                                                     65,758,403
                                                                 --------------
Utilities-4.7%
Utilities (Electric & Gas)-4.7%
E.ON AG                                               184,200        20,405,123
Endesa, SA                                            569,500        19,069,824
RWE AG                                                 30,500         2,615,744
                                                                 --------------
                                                                     42,090,691
                                                                 --------------
Telecommunications-2.9%
Singapore Telecommunications, Ltd.                  9,770,840        15,663,509
Vodafone Group Plc                                  5,673,200        10,869,829
                                                                 --------------
                                                                     26,533,338
                                                                 --------------
Medical-2.6%
Health & Personal Care-2.6%
AstraZeneca Plc                                        45,400         2,096,700
GlaxoSmithKline Plc                                   246,300         6,255,775
Sanofi-Synthelabo, SA                                 181,519        15,451,841
                                                                 --------------
                                                                     23,804,316
                                                                 --------------
Construction & Housing-2.3%
Building Materials-0.5%
Buzzi Unicem SpA                                      192,100         3,974,602
                                                                 --------------
Construction & Housing-1.8%
George Wimpey Plc                                     515,700         4,999,877
Persimmon Plc                                         158,400         3,877,696
Taylor Woodrow Plc                                  1,035,400         7,546,350
                                                                 --------------
                                                                     16,423,923
                                                                 --------------
                                                                     20,398,525
                                                                 --------------
Consumer Cyclical-0.8%
Leisure & Tourism-0.8%
Whitbread Plc                                         392,699         7,291,328
                                                                 --------------
Transportation-0.8%
Mitsui O.S.K. Lines, Ltd.                             972,000         7,087,295
                                                                 --------------
Total Common Stocks
  (cost $710,898,714)                                               869,262,116
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 179


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.6%
Time Deposit-1.6%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $14,236,000)                                 $ 14,236    $   14,236,000
                                                                 --------------
Total Investments-98.1%
  (cost $725,134,714)                                               883,498,116
Other assets less liabilities-1.9%                                   16,678,152
                                                                 --------------
Net Assets-100%                                                  $  900,176,268
                                                                 ==============

FINANCIAL FUTURES CONTRACTS PURCHASED (see Note C)

                                                  Value at
                    Number of     Expiration      Original      February 28,    Unrealized
Type                Contracts        Month         Value           2006        Appreciation
--------------------------------------------------------------------------------------------
EURO STOXX 50          120        March 2006     $5,058,318      $5,403,073       $344,755


FORWARD EXCHANGE CURRENCY CONTRACT (see Note C)

                                    U.S. $         U.S. $
                      Contract     Value on       Value at
                       Amount      Original      February 28,    Unrealized
                        (000)        Date           2006        Appreciation
-------------------------------------------------------------------------------
Sale Contract:
Swedish Krona
Settling 3/15/06       49,700    $ 6,308,708     $ 6,287,916       $ 20,792


(a) Position, or portion thereof, with an aggregate market value of $8,990,780 has been segregated to collateralize open forward exchange currency contracts

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of this security amounted to $10,133,261 or 1.1% of net assets.

(c)  Non-income producing security.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


180 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER
  INVESTMENTS-97.0%
Finance-29.6%
Banking - Money Center-20.6%
Anglo Irish Bank Corp. Plc                            641,283    $   10,519,226
Banco Bilbao Vizcaya Argentaria, SA                   656,674        13,354,509
BNP Paribas, SA                                       223,999        20,730,397
Credit Suisse FB Nassau Bank of America
  Warrants, expiring 9/18/08(a)                       392,000         8,515,024
Credit Suisse Group                                   332,271        18,402,882
EFG Eurobank Ergasias(a)                              197,552         7,843,992
Kookmin Bank                                           55,210         4,184,764
Mitsubishi Tokyo Financial Group, Inc.                  1,580        23,458,799
Sumitomo Mitsui Financial Group, Inc.                   2,028        22,148,567
UBS AG                                                241,879        25,698,495
                                                                 --------------
                                                                    154,856,655
                                                                 --------------
Banking - Regional-1.1%
National Bank of Greece, SA                           153,807         7,923,192
                                                                 --------------
Brokerage & Money Management-2.9%
Nomura Holdings, Inc.                               1,141,300        21,779,555
                                                                 --------------
Insurance-4.6%
ING Groep NV                                          530,017        19,921,180
Prudential Plc                                        544,852         5,764,253
QBE Insurance Group, Ltd.                             580,444         8,878,861
                                                                 --------------
                                                                     34,564,294
                                                                 --------------
Miscellaneous-0.4%
Aeon Credit Service Co., Ltd.                         118,600         3,370,199
                                                                 --------------
                                                                    222,493,895
                                                                 --------------
Technology-13.0%
Communication Equipment-1.1%
Telefonaktiebolaget LM Ericsson Cl.B                2,569,337         8,754,969
                                                                 --------------
Computer Hardware/Storage-0.4%
NEC Corp.                                             472,000         2,897,060
                                                                 --------------
Computer Services-2.5%
CapGemini, SA(a)                                      378,673        18,669,822
                                                                 --------------
Semiconductor Capital Equipment-0.8%
ASML Holding N.V.(a)                                  297,351         6,150,073
                                                                 --------------
Semiconductor Components-0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                               379,011         3,687,777
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 181


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Software-3.9%
Business Objects SA(a)                                293,344    $   10,887,464
Infosys Technologies, Ltd.                             80,589         5,116,517
SAP AG                                                 65,340        13,330,213
                                                                 --------------
                                                                     29,334,194
                                                                 --------------
Miscellaneous-3.8%
Canon, Inc.                                           125,200         7,816,994
Hoya Corp.                                            521,400        20,686,104
                                                                 --------------
                                                                     28,503,098
                                                                 --------------
                                                                     97,996,993
                                                                 --------------
Consumer Manufacturing-9.4%
Appliances-0.5%
Sony Corp.                                             72,900         3,413,310
                                                                 --------------
Auto & Related-4.6%
Denso Corp.                                           373,500        13,625,417
Toyota Motor Corp.                                    401,100        21,381,605
                                                                 --------------
                                                                     35,007,022
                                                                 --------------
Building & Related-4.3%
CRH Plc                                               506,804        16,560,647
Rinker Group, Ltd.                                    451,933         5,937,290
Vinci, SA                                             110,634        10,212,096
                                                                 --------------
                                                                     32,710,033
                                                                 --------------
                                                                     71,130,365
                                                                 --------------
Health Care-8.9%
Drugs-7.8%
Novartis AG                                           357,786        19,253,547
Roche Holding AG                                      124,282        18,362,267
Sanofi-Aventis                                        110,427         9,400,120
Takeda Pharmaceutical Co., Ltd.                       109,600         6,105,204
Teva Pharmaceutical Industries, Ltd. (ADR)            135,500         5,689,645
                                                                 --------------
                                                                     58,810,783
                                                                 --------------
Medical Products-1.1%
Nobel Biocare Holding AG                               36,831         8,223,506
                                                                 --------------
                                                                     67,034,289
                                                                 --------------
Energy-7.5%
International-7.5%
Eni S.p.A.                                            542,805        15,517,749
LUKOIL (ADR)                                           95,346         7,618,145
Norsk Hydro ASA                                        86,852        10,173,232
Petroleo Brasileiro, SA (ADR)                          96,700         8,465,118
Total, SA                                              57,128        14,367,611
                                                                 --------------
                                                                     56,141,855
                                                                 --------------


182 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Services-7.5%
Broadcasting & Cable-1.4%
Grupo Televisa, SA (ADR)                               63,600    $    4,990,056
Societe Television Francaise 1                        189,989         5,722,229
                                                                 --------------
                                                                     10,712,285
                                                                 --------------
Cellular Communications-1.2%
America Movil SA de CV                                263,100         9,137,463
                                                                 --------------
Entertainment & Leisure-0.0%
Aristocrat Leisure, Ltd.                               30,901           274,841
                                                                 --------------
Printing & Publishing-0.7%
Naspers Ltd.                                          243,162         4,809,731
                                                                 --------------
Retail - General Merchandise-4.2%
Luxottica Group S.p.A.                                461,443        12,974,234
Marks & Spencer Group Plc                           1,282,911        11,658,867
Wal-Mart de Mexico SA de CV                         2,280,000         6,512,420
                                                                 --------------
                                                                     31,145,521
                                                                 --------------
                                                                     56,079,841
                                                                 --------------
Capital Goods-6.7%
Electrical Equipment-3.6%
Atlas Copco AB Cl.A                                   459,038        11,305,640
Sumitomo Electric Industries, Ltd.                    514,100         7,725,386
Yamada Denki Co., Ltd.                                 74,200         7,949,396
                                                                 --------------
                                                                     26,980,422
                                                                 --------------
Miscellaneous-3.1%
Nitto Denko Corp.                                     270,700        23,230,239
                                                                 --------------
                                                                     50,210,661
                                                                 --------------
Multi-Industry Companies-5.9%
Mitsubishi Corp.                                      960,200        22,277,722
Mitsui & Co., Ltd.                                  1,618,000        22,136,605
                                                                 --------------
                                                                     44,414,327
                                                                 --------------
Consumer Staples-3.5%
Alcohol-0.8%
Enterprise Inns Plc                                   394,356         6,196,362
                                                                 --------------
Food-2.7%
Nestle SA                                              67,981        19,986,657
                                                                 --------------
                                                                     26,183,019
                                                                 --------------
Basic Industry-3.3%
Mining & Metals-3.3%
BHP Billiton Plc                                      694,762        11,675,959
China Shenhua Energy Co., Ltd. Cl.H(a)              2,755,500         4,141,187
Rio Tinto Plc                                         199,633         9,395,149
                                                                 --------------
                                                                     25,212,295
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 183


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Aerospace & Defense-1.7%
Aerospace-1.7%
BAE Systems Plc                                     1,784,335    $   13,134,504
                                                                 --------------
Total Common Stocks & Other Investments
  (cost $636,850,245)                                               730,032,044
                                                                 --------------
SHORT-TERM INVESTMENT-2.7%
Time Deposit-2.7%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $20,328,000)                                 $ 20,328        20,328,000
                                                                 --------------
Total Investments-99.7%
  (cost $657,178,245)                                               750,360,044
Other assets less liabilities-0.3%                                    2,457,652
                                                                 --------------
Net Assets-100%                                                  $  752,817,696
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


184 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-92.6%
Financial-20.6%
Major Regional Banks-3.7%
Central Pacific Financial Corp.                       112,900    $    4,177,300
Trustmark Corp.                                        33,475         1,009,271
UnionBanCal Corp.                                      64,800         4,477,032
Whitney Holding Corp.                                 145,000         4,963,350
                                                                 --------------
                                                                     14,626,953
                                                                 --------------
Multi-Line Insurance-1.4%
StanCorp Financial Group, Inc.                        103,200         5,583,120
                                                                 --------------
Property - Casualty Insurance-4.7%
Old Republic International Corp.                      239,375         5,096,294
PartnerRe, Ltd.                                        14,800           897,028
Platinum Underwriters Holdings, Ltd.                  165,700         5,073,734
Radian Group, Inc.                                    106,200         6,026,850
RenaissanceRe Holdings, Ltd.                           35,000         1,559,250
                                                                 --------------
                                                                     18,653,156
                                                                 --------------
Real Estate Investment Trust-1.6%
FelCor Lodging Trust, Inc.                            310,300         6,159,455
                                                                 --------------
Savings and Loan-6.3%
Astoria Financial Corp.                               171,900         4,928,373
MAF Bancorp, Inc.                                     112,100         4,804,606
Provident Financial Services, Inc.                    261,900         4,871,340
Sovereign Bancorp, Inc.                               151,800         3,161,994
Washington Federal, Inc.                              106,300         2,515,058
Webster Financial Corp.                                97,400         4,592,410
                                                                 --------------
                                                                     24,873,781
                                                                 --------------
Miscellaneous Finance-2.9%
A.G. Edwards, Inc.                                    121,300         5,422,110
Digital Realty Trust, Inc.                             92,875         2,564,279
Sunstone Hotel Investors, Inc.                        116,950         3,433,652
                                                                 --------------
                                                                     11,420,041
                                                                 --------------
                                                                     81,316,506
                                                                 --------------
Capital Equipment-11.6%
Aerospace - Defense-1.4%
Goodrich Corp.                                        133,500         5,585,640
                                                                 --------------
Auto Trucks - Parts-2.1%
ArvinMeritor, Inc.                                     64,000         1,071,360
PACCAR, Inc.                                           32,500         2,270,775
TRW Automotive Holdings Corp.(a)                      197,000         5,043,200
                                                                 --------------
                                                                      8,385,335
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 185


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electrical Equipment-3.3%
Acuity Brands, Inc.                                    50,700    $    2,002,143
Checkpoint Systems, Inc.(a)                            89,700         2,561,832
Cooper Industries, Ltd. Cl.A                           63,600         5,323,320
The Genlyte Group, Inc.(a)                             50,000         3,094,000
                                                                 --------------
                                                                     12,981,295
                                                                 --------------
Machinery-3.0%
Moog, Inc. Cl.A(a)                                    153,100         5,138,036
Terex Corp.(a)                                         82,000         6,490,300
                                                                 --------------
                                                                     11,628,336
                                                                 --------------
Miscellaneous Capital Goods-1.8%
Hanover Compressor Co.(a)                              71,050         1,085,644
SPX Corp.                                             123,850         6,099,612
                                                                 --------------
                                                                      7,185,256
                                                                 --------------
                                                                     45,765,862
                                                                 --------------
Consumer Growth-10.9%
Advertising-1.0%
The Interpublic Group of Cos., Inc.(a)                388,700         4,026,932
                                                                 --------------
Drugs-0.6%
Endo Pharmaceuticals Holdings, Inc.(a)                 69,584         2,193,288
                                                                 --------------
Entertainment-1.6%
Vail Resorts, Inc.(a)                                 190,200         6,284,208
                                                                 --------------
Hospital Management-1.0%
Universal Health Services, Inc. Cl.B                   76,300         3,832,549
                                                                 --------------
Hospital Supplies-1.2%
Owens & Minor, Inc.                                   153,400         4,891,926
                                                                 --------------
Other Medical-1.6%
PerkinElmer, Inc.                                     263,500         6,268,665
                                                                 --------------
Photography-1.5%
IKON Office Solutions, Inc.                           453,500         5,963,525
                                                                 --------------
Publishing-1.3%
The Reader's Digest Association, Inc.                 350,800         5,328,652
                                                                 --------------
Miscellaneous Consumer Growth-1.1%
URS Corp.(a)                                           98,600         4,297,974
                                                                 --------------
                                                                     43,087,719
                                                                 --------------
Consumer Cyclicals-10.6%
Autos & Auto Parts-1.0%
BorgWarner, Inc.                                       62,500         3,485,625
Dana Corp.                                            217,200           382,272
                                                                 --------------
                                                                      3,867,897
                                                                 --------------


186 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retailers-6.7%
AutoNation, Inc.(a)                                   161,900    $    3,385,329
BJ's Wholesale Club, Inc.(a)                          147,100         4,657,186
Borders Group, Inc.                                   180,700         4,360,291
Insight Enterprises, Inc.(a)                          182,600         3,931,378
Office Depot, Inc.(a)                                 164,100         5,855,088
Payless ShoeSource, Inc.(a)                           180,200         4,270,740
                                                                 --------------
                                                                     26,460,012
                                                                 --------------
Textiles/Shoes - Apparel Mfg.-2.9%
Jones Apparel Group, Inc.                             157,900         4,566,468
Liz Claiborne, Inc.                                   119,000         4,287,570
VF Corp.                                               43,800         2,400,240
                                                                 --------------
                                                                     11,254,278
                                                                 --------------
                                                                     41,582,187
                                                                 --------------
Technology-7.5%
Communication - Equip. Mfrs.-2.0%
ADC Telecommunications, Inc.(a)                       102,500         2,595,300
Andrew Corp.(a)                                       381,000         5,166,360
                                                                 --------------
                                                                      7,761,660
                                                                 --------------
Computer/Instrumentation-2.0%
Celestica, Inc.(a)                                    507,800         5,514,708
Sanmina-SCI Corp.(a)                                  504,600         1,947,756
Solectron Corp.(a)                                    150,700           544,027
                                                                 --------------
                                                                      8,006,491
                                                                 --------------
Semiconductors-1.8%
AVX Corp.                                              91,450         1,514,412
Vishay Intertechnology, Inc.(a)                       394,200         5,723,784
                                                                 --------------
                                                                      7,238,196
                                                                 --------------
Miscellaneous Industrial Technology-1.7%
Arrow Electronics, Inc.(a)                            107,600         3,743,404
Avnet, Inc.(a)                                         31,300           786,569
Tech Data Corp.(a)                                     53,300         2,213,549
                                                                 --------------
                                                                      6,743,522
                                                                 --------------
                                                                     29,749,869
                                                                 --------------
Utilities-6.5%
Electric Companies-6.2%
Allegheny Energy, Inc.(a)                             193,000         6,901,680
Constellation Energy Group                             40,300         2,367,222
Northeast Utilities                                   153,900         3,019,518
PNM Resources, Inc.                                   109,000         2,697,750
Puget Energy, Inc.                                    147,600         3,182,256
Wisconsin Energy Corp.                                123,500         5,047,445
WPS Resources Corp.                                    19,100         1,003,705
                                                                 --------------
                                                                     24,219,576
                                                                 --------------
Telephone-0.3%
Centennial Communications Corp. Cl.A                  169,419         1,285,890
                                                                 --------------
                                                                     25,505,466
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 187


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Staples-6.1%
Foods-4.1%
Corn Products International, Inc.                      60,000    $    1,617,600
Del Monte Foods Co.                                   383,600         4,173,568
Performance Food Group Co.(a)                         207,200         6,085,464
Universal Corp.                                       108,150         4,398,460
                                                                 --------------
                                                                     16,275,092
                                                                 --------------
Restaurants-1.7%
Jack In The Box, Inc.(a)                              128,100         5,124,000
Papa John's International, Inc.(a)                     49,864         1,640,526
                                                                 --------------
                                                                      6,764,526
                                                                 --------------
Retail Stores - Food-0.3%
SUPERVALU, Inc.                                        35,000         1,106,000
                                                                 --------------
                                                                     24,145,618
                                                                 --------------
Services-5.6%
Air Transportation-0.6%
Alaska Air Group, Inc.(a)                              73,000         2,339,650
                                                                 --------------
Truckers-1.2%
CNF, Inc.                                              96,000         4,817,280
                                                                 --------------
Miscellaneous Industrial Transportation-3.8%
GATX Corp.                                            150,000         5,955,000
Laidlaw International, Inc.                           253,900         7,007,640
SEACOR Holdings, Inc.(a)                               25,700         1,875,329
                                                                 --------------
                                                                     14,837,969
                                                                 --------------
                                                                     21,994,899
                                                                 --------------
Industrial Commodities-5.2%
Aluminum-0.4%
CommScope, Inc.(a)                                     16,800           403,032
Mueller Industries, Inc.                               41,000         1,353,410
                                                                 --------------
                                                                      1,756,442
                                                                 --------------
Chemicals-0.8%
Albemarle Corp.                                        43,500         1,846,575
Chemtura Corp.                                        115,000         1,274,200
                                                                 --------------
                                                                      3,120,775
                                                                 --------------
Containers - Metal/Glass/Paper-1.6%
Ball Corp.                                             36,800         1,567,680
Owens-Illinois, Inc.(a)                               254,200         4,763,708
                                                                 --------------
                                                                      6,331,388
                                                                 --------------
Miscellaneous Metals-1.7%
Reliance Steel & Aluminum Co.                          28,300         2,331,637
Silgan Holdings, Inc.                                 112,000         4,415,040
                                                                 --------------
                                                                      6,746,677
                                                                 --------------
Miscellaneous Industrial Commodities-0.7%
United Stationers, Inc.(a)                             51,700         2,559,150
                                                                 --------------
                                                                     20,514,432
                                                                 --------------


188 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Non-Financial-4.1%
Building Materials - Cement-0.3%
Texas Industries, Inc.                                 18,000    $    1,091,880
                                                                 --------------
Building Material - Heat/Plumbing/Air-1.6%
Hughes Supply, Inc.                                   132,200         6,114,250
                                                                 --------------
Miscellaneous Building-2.2%
Beazer Homes USA, Inc.                                  5,550           352,147
Harsco Corp.                                           28,100         2,241,818
Quanta Services, Inc.(a)                              454,500         6,222,105
                                                                 --------------
                                                                      8,816,070
                                                                 --------------
                                                                     16,022,200
                                                                 --------------
Energy-3.9%
Offshore Drilling-1.5%
Rowan Cos., Inc.                                      149,800         6,029,450
                                                                 --------------
Oils - Integrated Domestic-0.7%
Amerada Hess Corp.                                     20,100         2,780,031
                                                                 --------------
Oils - Integrated International-1.3%
Plains Exploration & Production Co.(a)                 84,675         3,450,506
Pogo Producing Co.                                     30,525         1,521,977
                                                                 --------------
                                                                      4,972,483
                                                                 --------------
Oil Well Equipment & Services-0.4%
Todco, Cl.A                                            43,000         1,441,360
                                                                 --------------
                                                                     15,223,324
                                                                 --------------
Total Common Stocks
  (cost $344,971,273)                                               364,908,082
                                                                 --------------
SHORT-TERM INVESTMENT-7.3%
Time Deposit-7.3%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $28,784,000)                                 $ 28,784        28,784,000
                                                                 --------------
Total Investments-99.9%
  (cost $373,755,273)                                               393,692,082
Other assets less liabilities-0.1%                                      234,008
                                                                 --------------
Net Assets-100%                                                  $  393,926,090
                                                                 ==============


(a)  Non-income producing security.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 189


SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.6%
Consumer Services-27.6%
Advertising-3.2%
aQuantive, Inc.(a)                                    308,400    $    8,200,356
Getty Images, Inc.(a)                                  50,900         4,124,427
                                                                 --------------
                                                                     12,324,783
                                                                 --------------
Apparel-3.7%
Carter's, Inc.(a)                                     110,000         7,038,900
Chico's FAS, Inc.(a)                                   78,300         3,684,015
Urban Outfitters, Inc.(a)                             136,360         3,831,716
                                                                 --------------
                                                                     14,554,631
                                                                 --------------
Cellular Communications-1.7%
NeuStar, Inc. Cl.A(a)                                 224,600         6,468,480
                                                                 --------------
Entertainment & Leisure-2.4%
Activision, Inc.(a)                                   313,854         3,923,175
Gaylord Entertainment Co.(a)                          120,800         5,393,720
                                                                 --------------
                                                                      9,316,895
                                                                 --------------
Gaming-1.2%
Station Casinos, Inc.                                  68,500         4,688,825
                                                                 --------------
Restaurants & Lodging-1.7%
Orient-Express Hotels, Ltd. Cl.A                      186,900         6,519,072
                                                                 --------------
Retail - General Merchandise-3.0%
Select Comfort Corp.(a)                               158,000         5,774,900
Williams-Sonoma, Inc.(a)                              146,700         5,939,883
                                                                 --------------
                                                                     11,714,783
                                                                 --------------
Miscellaneous-10.7%
Iron Mountain, Inc.(a)                                208,000         9,089,600
Laureate Education, Inc.(a)                           143,330         7,421,627
Robert Half International, Inc.                       158,000         5,675,360
Strayer Education, Inc.                                73,700         7,099,521
The Corporate Executive Board Co.                      71,100         7,110,000
West Corp.(a)                                         123,000         5,354,190
                                                                 --------------
                                                                     41,750,298
                                                                 --------------
                                                                    107,337,767
                                                                 --------------
Technology-22.0%
Computer Services-4.6%
Alliance Data Systems Corp.(a)                        171,300         7,410,438
Cognizant Technology Solutions Corp. Cl.A(a)           50,000         2,880,500
Global Cash Access, Inc.(a)                           193,200         3,265,080
Global Payments, Inc.                                  85,400         4,445,924
                                                                 --------------
                                                                     18,001,942
                                                                 --------------
Contract Manufacturing-1.3%
Semtech Corp.(a)                                      263,300         4,944,774
                                                                 --------------


190 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Semiconductor Capital Equipment-1.2%
MEMC Electronic Materials, Inc.(a)                    134,900    $    4,517,801
                                                                 --------------
Semiconductor Components-6.1%
Intersil Corp. Cl.A                                   271,200         7,685,808
Lam Research Corp.(a)                                 111,500         4,805,650
Microsemi Corp.(a)                                    209,200         6,432,900
PMC-Sierra, Inc.(a)                                   465,800         4,755,818
                                                                 --------------
                                                                     23,680,176
                                                                 --------------
Software-6.9%
Business Objects S.A. (ADR)(a)                        236,900         8,834,001
Comverse Technology, Inc.(a)                          152,700         4,391,652
Electronics for Imaging, Inc.(a)                      284,300         7,624,926
Quest Software, Inc.(a)                               404,900         5,899,393
                                                                 --------------
                                                                     26,749,972
                                                                 --------------
Miscellaneous-1.9%
Amphenol Corp. Cl.A                                    81,640         4,100,777
Wind River Systems, Inc.(a)                           226,400         3,502,408
                                                                 --------------
                                                                      7,603,185
                                                                 --------------
                                                                     85,497,850
                                                                 --------------
Health Care-15.4%
Biotechnology-4.4%
Abgenix, Inc.(a)                                       76,400         1,699,136
Cubist Pharmaceuticals, Inc.(a)                       107,900         2,385,669
CV Therapeutics, Inc.(a)                               50,000         1,345,500
Nektar Therapeutics(a)                                 50,200         1,049,682
Neurocrine Biosciences, Inc.(a)                        21,300         1,397,493
PDL BioPharma, Inc.(a)                                260,600         8,159,386
ZymoGenetics, Inc.(a)                                  47,400         1,049,436
                                                                 --------------
                                                                     17,086,302
                                                                 --------------
Medical Products-3.2%
Dade Behring Holdings, Inc.                            36,148         1,318,679
Kyphon, Inc.(a)                                       121,100         4,324,481
Respironics, Inc.(a)                                  110,600         4,021,416
Ventana Medical Systems, Inc.(a)                       78,300         2,839,941
                                                                 --------------
                                                                     12,504,517
                                                                 --------------
Medical Services-7.8%
LCA-Vision, Inc.                                        9,200           401,120
Omnicare, Inc.                                         86,900         5,287,865
Psychiatric Solutions, Inc.(a)                        268,500         8,868,555
Stericycle, Inc.(a)                                    84,800         5,126,160
United Surgical Partners International, Inc.(a)       135,600         4,766,340
Wellcare Health Plans, Inc.(a)                        147,747         5,754,746
                                                                 --------------
                                                                     30,204,786
                                                                 --------------
                                                                     59,795,605
                                                                 --------------
Energy-9.6%
Domestic Producers-1.3%
Newfield Exploration Co.(a)                           134,300         5,190,695
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 191


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Oil Service-5.5%
Bill Barrett Corp.(a)                                 141,400    $    4,683,168
CARBO Ceramics, Inc.                                   60,900         3,334,275
Cooper Cameron Corp.(a)                               131,600         5,329,800
Diamond Offshore Drilling, Inc.                        39,600         3,064,644
Dresser-Rand Group, Inc.(a)                           152,700         3,861,783
Superior Energy Services, Inc.(a)                      46,400         1,206,400
                                                                 --------------
                                                                     21,480,070
                                                                 --------------
Pipelines-2.3%
Grant Prideco, Inc.(a)                                215,900         8,737,473
                                                                 --------------
Miscellaneous-0.5%
EXCO Resources, Inc.(a)                               155,300         1,987,840
                                                                 --------------
                                                                     37,396,078
                                                                 --------------
Finance-7.6%
Brokerage & Money Management-5.8%
Affiliated Managers Group, Inc.(a)                     57,950         5,704,018
Blackrock, Inc. Cl.A                                   34,100         4,845,610
Lazard Ltd. Cl.A                                      176,300         6,784,024
OptionsXpress Holdings, Inc.                          160,600         4,943,268
                                                                 --------------
                                                                     22,276,920
                                                                 --------------
Real Estate Investment Trust-1.8%
CB Richard Ellis Group, Inc. Cl.A(a)                  103,400         7,101,512
                                                                 --------------
                                                                     29,378,432
                                                                 --------------
Transportation-3.7%
Air Freight-2.7%
C.H. Robinson Worldwide, Inc.                         115,800         5,190,156
Expeditors International of Washington, Inc.           65,800         5,118,582
                                                                 --------------
                                                                     10,308,738
                                                                 --------------
Miscellaneous-1.0%
BorgWarner, Inc.                                       72,400         4,037,748
                                                                 --------------
                                                                     14,346,486
                                                                 --------------
Basic Industry-3.6%
Mining & Metals-3.6%
Allegheny Technologies, Inc.                          100,080         5,055,041
Joy Global, Inc.                                      173,750         8,958,550
                                                                 --------------
                                                                     14,013,591
                                                                 --------------
Capital Goods-2.8%
Electrical Equipment-0.9%
AMETEK, Inc.                                           84,200         3,607,128
                                                                 --------------
Engineering & Construction-0.4%
Granite Construction, Inc.                             31,800         1,473,930
                                                                 --------------
Miscellaneous-1.5%
IDEX Corp.                                            118,450         5,596,763
                                                                 --------------
                                                                     10,677,821
                                                                 --------------


192 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Aerospace & Defense-1.6%
Aerospace-1.6%
Precision Castparts Corp.                             113,200    $    6,004,128
                                                                 --------------
Multi-Industry Companies-1.4%
Chemed Corp.                                          100,000         5,544,000
                                                                 --------------
Utilities-0.9%
Electric & Gas Utilities-0.9%
Southwestern Energy Co.(a)                            111,200         3,568,408
                                                                 --------------
Consumer Staples-0.4%
Food-0.4%
United Natural Foods, Inc.(a)                          51,700         1,719,542
                                                                 --------------
Total Common Stocks
  (cost $321,909,236)                                               375,279,708
                                                                 --------------
SHORT-TERM INVESTMENT-4.1%
Time Deposit-4.1%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $16,025,000)                                 $ 16,025        16,025,000
                                                                 --------------
Total Investments-100.7%
  (cost $337,934,236)                                               391,304,708
Other assets less liabilities-(0.7%)                                 (2,865,484)
                                                                 --------------
Net Assets-100%                                                  $  388,439,224
                                                                 ==============


(a)  Non-income producing security.

Glossary :

ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 193


SHORT DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-53.1%
Collateralized Mortgage Obligations-2.3%
Fannie Mae Series 2005-69 Cl.AD
  5.00%, 8/25/35                                     $  5,953    $    5,848,406
Fannie Mae Whole Loan Series 2003-W13 Cl.AV2
  4.72%, 10/25/33                                       3,924         3,924,750
Fannie Mae-ACES Series 2000-M2 Cl.B
  7.08%, 2/17/21                                        1,009         1,011,039
Federal Home Loan Mortgage Corp.
  Series 2974 Cl. AM
  4.60%, 8/15/29                                        8,880         8,691,638
                                                                 --------------
                                                                     19,475,833
                                                                 --------------
Federal Agency-23.2%
Federal Home Loan Bank
  3.625%, 6/20/07                                      17,655        17,364,222
Federal Home Loan Mortgage Corp.
  3.25%, 11/02/07                                      15,000        14,555,205
  3.75%, 8/03/07                                        4,500         4,427,519
  3.875%, 6/15/08                                      16,380        16,014,185
  4.00%, 8/17/07                                       31,210        30,804,145
  4.90%, 11/03/08                                       8,000         7,944,616
Federal National Mortgage Association
  3.875%, 5/15/07                                      12,180        12,028,798
  4.25%, 5/15/09                                        6,095         5,973,393
  4.90%, 11/28/07                                       8,650         8,629,923
  5.00%, 2/27/08                                       13,210        13,189,868
  5.75%, 2/15/08                                       42,335        42,995,976
  6.625%, 9/15/09                                      26,000        27,407,406
                                                                 --------------
                                                                    201,335,256
                                                                 --------------
Mortgage Pass Thru's-13.1%
Federal Home Loan Mortgage Corp.
  7.00%, 5/01/35                                       11,643        12,025,091
Federal National Mortgage Association
  6.00%, 12/01/09-6/01/20                               1,863         1,896,440
  7.00%, 2/01/31-12/01/34                               1,752         1,814,380
  5.00%, TBA                                           20,795        20,515,557
  5.50%, TBA                                           21,375        21,468,515
  6.00%, TBA                                           23,820        24,035,857
  6.50%, TBA                                           31,345        32,089,444
                                                                 --------------
                                                                    113,845,284
                                                                 --------------
U.S. Treasury Notes-14.5%
  3.00%, 12/31/06                                      68,370        67,392,514
  3.50%, 5/31/07                                       45,888        45,210,418
  3.625%, 4/30/07                                         185           182,695
  3.75%, 5/15/08                                       13,506        13,248,548
                                                                 --------------
                                                                    126,034,175
                                                                 --------------


194 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $462,327,025)                                            $  460,690,548
                                                                 --------------
CORPORATE DEBT OBLIGATIONS-20.2%
Automotive-0.8%
Daimler-Chrysler North America Corp.
  4.125%, 3/07/07                                    $  5,895         5,816,019
  4.875%, 6/15/10                                       1,210         1,175,555
                                                                 --------------
                                                                      6,991,574
                                                                 --------------
Banking-0.4%
Washington Mutual Bank
  4.50%, 8/25/08                                        3,915         3,851,154
                                                                 --------------
Broadcasting/Media-0.8%
Time Warner, Inc.
  6.125%, 4/15/06                                       6,495         6,502,021
                                                                 --------------
Building/Real Estate-1.1%
Simon Property Group LP
  6.375%, 11/15/07                                      3,804         3,870,783
Vornado Realty L.P.
  5.625%, 6/15/07                                       5,840         5,840,491
                                                                 --------------
                                                                      9,711,274
                                                                 --------------
Cable-1.6%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09                                       5,495         5,706,926
Comcast Cable Communications, Inc.
  8.375%, 5/01/07                                       7,440         7,702,498
                                                                 --------------
                                                                     13,409,424
                                                                 --------------
Communications-0.9%
Sprint Capital Corp.
  6.00%, 1/15/07                                        7,590         7,641,908
                                                                 --------------
Communications - Mobile-0.5%
Cingular Wireless LLC
  5.625%, 12/15/06                                        615           617,565
New Cingular Wireless Services, Inc.
  7.35%, 3/01/06                                        4,030         4,030,000
                                                                 --------------
                                                                      4,647,565
                                                                 --------------
Financial-6.5%
CIT Group, Inc.
  7.375%, 4/02/07                                      11,265        11,511,242
Countrywide Home Loans, Inc.
  5.625%, 5/15/07                                      13,555        13,630,406
International Lease Finance Corp.
  5.625%, 6/01/07                                       9,685         9,711,982


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 195


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.
  6.56%, 12/16/07                                    $ 11,885    $   12,176,396
The Goldman Sachs Group, Inc.
  4.125%, 1/15/08                                       9,800         9,632,734
                                                                 --------------
                                                                     56,662,760
                                                                 --------------
Food/Beverage-1.3%
General Mills, Inc.
  5.125%, 2/15/07                                       3,860         3,857,344
The Kroger Co.
  7.80%, 8/15/07                                        7,380         7,619,024
                                                                 --------------
                                                                     11,476,368
                                                                 --------------
Health Care-1.2%
Aetna, Inc.
  7.375%, 3/01/06                                         655           655,000
WellPoint, Inc.
  3.50%, 9/01/07                                          295           287,102
  3.75%, 12/14/07                                       9,886         9,641,183
                                                                 --------------
                                                                     10,583,285
                                                                 --------------
Insurance-0.9%
Marsh & Mclennan Cos., Inc.
  5.375%, 3/15/07                                       7,725         7,715,382
                                                                 --------------
Non-Air Transportation-0.4%
CSX Corp.
  6.25%, 10/15/08                                       3,765         3,855,480
                                                                 --------------
Paper/Packaging-0.1%
Weyerhaeuser Co.
  6.125%, 3/15/07                                         569           572,335
                                                                 --------------
Public Utilities - Electric & Gas-1.8%
Duke Energy Corp.
  3.75%, 3/05/08                                        5,965         5,795,206
Pacific Gas & Electric Co.
  3.60%, 3/01/09                                        3,945         3,765,514
Progress Energy, Inc.
  6.05%, 4/15/07                                        5,750         5,797,990
                                                                 --------------
                                                                     15,358,710
                                                                 --------------
Service-0.7%
Waste Management, Inc.
  6.50%, 11/15/08                                       5,623         5,800,074
                                                                 --------------
Supermarket/Drug-1.0%
Safeway, Inc.
  6.15%, 3/01/06                                        4,025         4,025,000
  6.50%, 11/15/08                                       4,495         4,594,214
                                                                 --------------
                                                                      8,619,214
                                                                 --------------
Technology-0.2%
Oracle Corp.
  5.00%, 1/15/11(a)                                     1,725         1,702,935
                                                                 --------------


196 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Total Corporate Debt Obligations
  (cost $176,674,659)                                            $  175,101,463
                                                                 --------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS-9.7%
Adjustable Rate Mortgage Trust
  Series 2005-11 Cl.2A41
  5.37%, 2/25/36                                     $  3,090         3,072,990
  Series 2005-11 Cl.5M1
  4.85%, 2/25/36                                        1,525         1,526,281
American Home Mortgage Investment Trust
  Series 2005-2 Cl.2A1
  5.95%, 9/25/45                                          381           386,086
  Series 2005-4 Cl.5A
  5.35%, 11/25/45                                       5,538         5,491,004
Bear Stearns Alt-A Trust
  Series 2005-10 Cl.24A1
  6.00%, 1/25/36                                        2,021         2,031,849
  Series 2006-1 Cl.22A1
  5.45%, 2/25/36                                        5,125         5,086,694
  Series 2006-2 Cl.23A1
  6.00%, 3/31/36                                        3,245         3,263,519
Citicorp Mortgage Securities, Inc.
  Series 2004-7 Cl.1A1
  5.25%, 9/25/34                                        5,612         5,545,320
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-WF2 Cl.AF3
  4.871%, 8/25/35                                       5,000         4,931,300
Commercial Mortgage Pass-Through Certificates
  Series 2005-F10A Cl.A1
  4.67%, 4/15/17                                        5,068         5,050,357
Countrywide Alternative Loan Trust
  Series 2005-17 Cl.1A2
  4.86%, 7/25/35                                        1,540         1,538,566
CS First Boston Mortgage Security Corp.
  Series 2005-11 Cl.3A6
  5.50%, 12/25/35                                       6,201         6,179,297
Deutsche Alt-A Securities, Inc. Mortgage Loan
  Series 2005-AR1 Cl.1A1
  4.89%, 8/25/35                                          407           405,746
First Horizon Mortgage Passthru Trust
  Series 2005-FA11 Cl.1A5
  5.75%, 2/25/36                                        3,515         3,535,088
Homebanc Mortgage Trust Series 2005-4 Cl.A2
  4.91%, 10/25/35                                       5,600         5,599,824
Indymac Index Mortgage Loan Trust
  Series 2005-AR21 Cl.3A2
  5.40%, 10/25/35                                           0               405
MLCC Mortgage Investors, Inc.
  Series 2004-A Cl.A1
  4.81%, 4/25/29                                          389           389,693


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 197


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Morgan Stanley Capital I Series 2005-XLF Cl.H
  4.96%, 3/15/06                                     $  1,000    $    1,000,000
Mortgage It Trust
  Series 2005-4 Cl.M1
  5.03%, 10/25/35                                       2,340         2,341,959
  Series 2005-5 Cl.A2
  4.89%, 12/25/35                                       2,912         2,912,104
Residential Accredit Loans, Inc.
  Series 2005-QA9 Cl.M1
  5.51%, 8/25/35                                        3,995         3,899,213
  Series 2006-QS2 Cl.1A9
  5.50%, 3/25/36                                        6,195         6,192,098
Structured Adjustable Rate Mortgage Loan Trust
  Series 2005-5 Cl.A3
  4.81%, 5/25/35                                        1,665         1,663,045
Structured Asset Securities Corp.
  Series 2002-11A Cl.1A1
  5.58%, 6/25/32                                           28            27,237
  Series 2003-21 Cl.2A1
  4.00%, 8/25/33                                        9,458         9,224,532
Washington Mutual Series 2005-AR7 Cl.A4
  4.94%, 8/25/35                                        2,418         2,380,625
                                                                 --------------
Total Collateralized Mortgage Obligations
  (cost $84,138,304)                                                 83,674,832
                                                                 --------------
ASSET BACKED SECURITIES-9.6%
Ace Securities Corp. Series 2003-OP1 Cl.A2
  4.74%, 12/25/33                                         105           105,021
American General Mortgage Loan Trust
  Series 2003-1 Cl.A3
  4.03%, 4/25/33                                        3,058         2,974,660
Asset Backed Securities Corporation Home Equity
  Series 2003-HE7 Cl.M2
  6.32%, 12/15/33                                       2,340         2,367,799
Bayview Financial Acquisition Trust
  Series 2005-C Cl.A1B
  4.85%, 6/28/44                                        2,930         2,934,571
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Cl.A3A
  4.10%, 6/15/08                                          295           291,805
Citibank Credit Card Issuance Trust
  Series 2004-A4 Cl.A4
  3.20%, 8/24/09                                        4,320         4,204,526
Citifinancial Mortgage Securities, Inc.
  Series 2004-1 Cl.AF2
  2.645%, 4/25/34                                       1,025           989,125
Credit Suisse First Boston Mortgage Securities
  Corp. Series 2005-4 Cl.A3
  1.00%, 1/25/36                                        3,480         3,417,082


198 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Credit-Based Asset Servicing & Securities
  Series 2003-CB1 Cl.AF
  3.45%, 1/25/33                                     $  1,548    $    1,488,083
Credit-Based Asset Servicing & Securities Trust
  Series 2003-CB3 Cl.AF1
  2.879%, 12/25/32                                      2,817         2,702,675
  Series 2005-CB4 Cl.AF2
  4.751%, 8/25/35                                       2,100         2,062,265
  Series 2005-RP2 Cl.AF2
  5.75%, 9/25/35                                        1,800         1,807,884
First Franklin Mortgage Loan Trust
  Series 2004-FF4 Cl.A2
  4.87%, 6/25/34                                        2,578         2,584,391
Home Equity Mortgage Trust
  Series 2005-3 Cl.M1
  5.12%, 11/25/35                                         650           652,542
  Series 2006-1 Cl.A2
  1.00%, 5/25/36                                        4,010         4,012,887
HSI Asset Securitization Corp.
  Series 2006-OPT1 Cl.2A1
  4.66%, 12/25/35                                       8,233         8,233,387
Ixis Real Estate Capital Trust
  Series 2004-HE4 Cl.A1
  4.95%, 2/25/35                                        3,351         3,355,264
Lehman XS Trust
  Series 2005-2 Cl.1M1
  5.08%, 8/25/35                                        5,000         5,004,000
  Series 2006-1 Cl.1M1
  5.03%, 2/25/36                                        4,000         4,003,120
Long Beach Mortgage Loan Trust
  Series 2003-1 Cl.M2
  6.63%, 3/25/33                                          700           704,263
  Series 2004-3 Cl.M3
  5.18%, 7/25/34                                          400           402,376
Master Asset Backed Securities Trust
  Series 2004-HE1 Cl.A1
  4.98%, 9/25/34                                        3,450         3,461,521
  Series 2004 WMC3 Cl.A4
  4.87%, 10/25/34                                       3,531         3,536,350
Merrill Lynch Mortgage Investors, Inc.
  Series 2004-WMC1 Cl.A2
  4.88%, 10/25/34                                          10             9,604
  Series 2005-A8 Cl.A1C1
  5.25%, 8/25/36                                        2,577         2,568,199
Morgan Stanley ABS Capital I, Inc.
  Series 2002-NC6 Cl.M2
  6.68%, 11/25/32                                       1,930         1,939,959
Providian Gateway Master Trust
  Series 2004-DA Cl.A
  3.35%, 9/15/11                                        2,900         2,824,774


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 199


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Renaissance Home Equity Loan Trust
  Series 2003-4 Cl.A2
  4.78%, 3/25/34                                     $      0    $          253
Residential Asset Securities Corp.
  Series 2004-KS5 Cl.A2B2
  4.80%, 9/25/33                                        5,453         5,457,447
Specialty Underwriting & Residential Finance
  Series 2005-AB2 Cl.M1
  5.03%, 6/25/36                                        2,000         2,005,080
Structured Asset Investment Loan Trust
  Series 2005-HE1 Cl.A4
  4.74%, 7/25/35                                        1,565         1,565,986
  Series 2006-1 Cl.A1
  4.66%, 1/25/36                                        5,974         5,973,591
                                                                 --------------
Total Asset Backed Securities
  (cost $83,861,855)                                                 83,640,490
                                                                 --------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES-1.9%
Asset Securitization Corp.
  Series 1996-MD6 Cl.A1C
  7.04%, 11/13/29                                         467           473,400
Banc of America Large Loan, Inc.
  Series 2005-Mib1 Cl.C
  4.88%, 3/15/22                                        2,500         2,500,000
Commercial Mortgage Pass-Through Certificates
  Series 2005-FL11 Cl.D
  4.91%, 11/15/17                                       2,500         2,499,664
Credit Suisse First Boston Mortgage
  Securities Corp.
  Series 2005-TF2A Cl.F
  5.07%, 9/15/20                                        1,435         1,435,000
  Series 2005-TF2A Cl.G
  5.12%, 9/15/20                                        1,435         1,435,000
First Union-Lehman Brothers-Bank of America
  Series 1998-C2 Cl.A2
  6.56%, 11/18/35                                         600           613,534
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Cl.A2
  3.992%, 10/15/29                                        315           302,967
Lehman Brothers Commercial Mortgage Trust
  Series 2004-LLFA Cl.C
  4.88%, 10/15/17                                       2,400         2,400,192
  Series 2005-LLFA Cl.E
  4.85%, 7/15/18                                        1,000         1,000,000
Morgan Stanley Capital I Series 2005-XLF Cl.G
  4.94%, 8/15/19                                        2,000         2,000,000


200 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Nomura Asset Securities Corp.
  Series 1996-D5 Cl.A1B
  7.12%, 4/13/39                                     $    750    $      750,998
  Series 1998-D6 Cl.A1B
  6.59%, 3/15/30                                          820           841,410
                                                                 --------------
Total Commercial Mortgage Backed Securities
  (cost $16,386,825)                                                 16,252,165
                                                                 --------------
SHORT-TERM INVESTMENTS-17.4%
Commercial Paper-15.5%
Barclays U.S. Funding LLC
  4.505%, 3/13/06                                      30,000        29,954,950
Citigroup Funding, Inc.
  4.49%, 3/13/06                                       21,000        20,968,570
Credit Suisse First Boston New York
  4.50%, 3/13/06                                       30,000        29,955,000
Rabobank USA Financial Corp.
  4.54%, 3/01/06                                       30,000        30,000,000
Royal Bank of Scotland Plc
  4.49%, 3/13/06                                       17,000        16,974,557
  4.725%, 11/27/06                                      6,090         6,090,256
                                                                 --------------
                                                                    133,943,333
                                                                 --------------
Time Deposit-1.9%
State Street Euro Dollar
  3.85%, 3/01/06                                       16,888        16,888,000
                                                                 --------------
Total Short-Term Investments
  (amortized cost $150,831,333)                                     150,831,333
                                                                 --------------
Total Investments-111.9%
  (cost $974,220,001)                                               970,190,831
Other assets less liabilities-(11.9%)                              (102,896,120)
                                                                 --------------
Net Assets-100%                                                  $  867,294,711
                                                                 ==============


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 201


INTEREST RATE SWAP TRANSACTIONS (see Note C)

                       Notional      Payments       Payments
Swap                    Amount     Termination       made by      received by     Unrealized
Counterparty            (000)          Date         Portfolio      Portfolio     Depreciation
-----------------------------------------------------------------------------------------------
Lehman Brothers        $25,000        1/27/08          BMA*          4.835%        $(96,612)


*  BMA (Bond Market Association)


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $1,702,935 or 0.2% of net assets.

Glossary of Terms:

TBA - (To Be Assigned)-Securities are purchased on a forward commitment with an appropriate principal amoount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


202 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


INTERMEDIATE DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-47.2%
Federal Agency-0.7%
Federal National Mortgage Association
  3.875%, 11/17/08(a)                                $  7,088    $    6,894,724
                                                                 --------------
Federal Agency - Collateralized Mortgage
  Obligations-0.4%
Fannie Mae Grantor Trust
  Series 2004-T5 Cl.AB4, 4.76%, 5/28/35(a)              2,732         2,732,126
  Series 2005-T3 Cl.AIA, 4.23%, 7/25/35(a)                630           630,188
                                                                 --------------
                                                                      3,362,314
                                                                 --------------
Mortgage Pass Thru's-38.4%
Federal Home Loan Mortgage Corp.
  4.50%, 7/01/35-1/01/36(a)                            17,909        16,866,245
  6.00%, 9/01/20(a)                                     1,974         2,007,557
  6.00%, TBA                                            4,450         4,491,719
Federal National Mortgage Association
  5.00%, 12/01/20(a)                                   15,643        15,398,182
  5.50%, 2/01/14-2/01/35(a)                            78,014        77,767,352
  6.50%, 1/01/36(a)                                     3,770         3,864,545
  6.00%, 2/01/17-9/01/35(a)                            20,900        21,150,005
  4.50%, TBA                                           27,050        26,238,500
  5.00%, TBA                                           36,540        35,648,031
  5.50%, TBA                                           74,970        74,301,944
  6.00%, TBA                                           43,930        44,328,093
  6.50%, TBA                                           33,340        34,131,825
                                                                 --------------
                                                                    356,193,998
                                                                 --------------
U.S. Treasury Bond-5.1%
  5.375%, 2/15/31(a)                                   30,486        33,935,918
  7.25%, 5/15/16(a)                                    10,710        12,962,441
                                                                 --------------
                                                                     46,898,359
                                                                 --------------
U.S. Treasury Notes-2.6%
  4.50%, 11/15/15(a)                                   24,385        24,209,721
                                                                 --------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $438,535,120)                                               437,559,116
                                                                 --------------
CORPORATE DEBT OBLIGATIONS-20.4%
Aerospace/Defense-0.2%
Raytheon Co.
  6.75%, 8/15/07(a)                                     1,153         1,176,053
Textron, Inc.
  6.375%, 11/15/08(a)                                     875           898,435
                                                                 --------------
                                                                      2,074,488
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 203


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Automotive-0.1%
DaimlerChrysler North America Holding Corp.
  4.875%, 6/15/10(a)                                 $    698    $      678,130
                                                                 --------------
Banking-2.1%
Bank of America Corp.
  4.50%, 8/01/10(a)                                     3,496         3,407,607
Barclays Bank Plc
  8.55%, 9/29/49(a)(b)                                    961         1,095,439
HSBC Finance Corp.
  4.75%, 4/15/10(a)                                     1,570         1,539,332
JPMorgan Chase & Co.
  6.75%, 2/01/11(a)                                     2,530         2,687,606
Mizuho Financial Group
  8.375%, 4/27/09(a)                                      925           994,375
RBS Capital Trust III
  5.512%, 9/30/14(a)                                      562           552,013
Resona Bank Ltd.
  5.85%, 4/15/16(a)(b)                                    330           327,579
Sanwa Bank, Ltd.
  7.40%, 6/15/11(a)                                       170           185,295
Sumitomo Mitsui Banking Corp.
  5.625%, 10/15/15(a)(b)                                  573           566,207
Suntrust Bank Series CD
  4.9425%, 6/02/09(a)                                     591           592,064
The Huntington National Bank Series BKNT
  4.375%, 1/15/10(a)                                      517           500,913
UFJ Finance Aruba AEC
  6.75%, 7/15/13(a)                                     1,913         2,060,278
Washington Mutual, Inc.
  4.00%, 1/15/09(a)                                     2,185         2,114,872
Wells Fargo & Co.
  4.20%, 1/15/10(a)                                     1,808         1,748,591
Zions Bancorp
  5.50%, 11/16/15(a)                                      960           957,773
                                                                 --------------
                                                                     19,329,944
                                                                 --------------
Broadcasting/Media-0.7%
BSKYB Finance United Kingdom Plc
  5.625%, 10/15/15(a)(b)                                1,465         1,445,457
News America, Inc.
  6.55%, 3/15/33(a)                                       928           950,640
Time Warner Entertainment Co.
  8.375%, 3/15/23(a)                                    2,050         2,412,528
Time Warner, Inc.
  6.875%, 5/01/12(a)                                    1,010         1,075,303
WPP Finance Corp.
  5.875%, 6/15/14(a)                                      886           889,075
                                                                 --------------
                                                                      6,773,003
                                                                 --------------


204 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Building/Real Estate-0.2%
iStar Financial, Inc.
  5.15%, 3/01/12(a)                                  $    414    $      403,597
Simon Property Group L.P.
  6.375%, 11/15/07(a)                                   1,015         1,032,819
                                                                 --------------
                                                                      1,436,416
                                                                 --------------
Cable-0.5%
British Sky Broadcasting Group Plc
  6.875%, 2/23/09(a)                                      489           507,859
Comcast Cable Communications, Inc.
  6.875%, 6/15/09(a)                                    1,463         1,524,698
Comcast Corp.
  5.30%, 1/15/14(a)                                     1,263         1,228,356
  5.50%, 3/15/11(a)                                     1,597         1,592,736
                                                                 --------------
                                                                      4,853,649
                                                                 --------------
Chemicals-0.2%
Lubrizol Corp.
  4.625%, 10/01/09(a)                                     805           783,659
Prologis Trust
  7.05%, 7/15/06(a)                                       720           723,667
                                                                 --------------
                                                                      1,507,326
                                                                 --------------
Communications-1.2%
AT&T Corp.
  8.00%, 11/15/31(a)                                      500           625,613
British Telecommunications Plc
  8.375%, 12/15/10(a)                                   2,721         3,060,213
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13(a)                                      940         1,077,737
  9.455%, 11/15/22(a)                                   1,356         1,764,187
Sprint Capital Corp.
  8.375%, 3/15/12(a)                                    3,219         3,698,061
Verizon Global Funding Corp.
  4.90%, 9/15/15(a)                                     1,085         1,035,112
                                                                 --------------
                                                                     11,260,923
                                                                 --------------
Communications - Mobile-1.1%
Cingular Wireless LLC
  5.625%, 12/15/06(a)                                   1,644         1,650,856
New Cingular Wireless Services, Inc.
  7.35%, 3/01/06(a)                                     1,050         1,050,000
  7.875%, 3/01/11(a)                                    3,125         3,465,259
  8.75%, 3/01/31(a)                                     1,464         1,942,812
Telus Corp.
  7.50%, 6/01/07(a)                                     1,714         1,759,378
                                                                 --------------
                                                                      9,868,305
                                                                 --------------
Conglomerate/Miscellaneous-0.2%
Hutchison Whampoa International, Ltd.
  7.45%, 11/24/33(a)(b)                                 1,449         1,677,135
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 205


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Manufacturing-0.2%
Fortune Brands, Inc.
  2.875%, 12/01/06(a)                                $    902    $      884,454
Textron Financial Corp.
  4.125%, 3/03/08(a)                                    1,315         1,290,375
                                                                 --------------
                                                                      2,174,829
                                                                 --------------
Energy-0.8%
Amerada Hess Corp.
  7.30%, 8/15/31(a)                                     1,160         1,362,243
  7.875%, 10/01/29(a)                                     628           769,098
Conoco, Inc.
  6.95%, 4/15/29(a)                                     1,182         1,404,617
Duke Energy Field Services Corp.
  7.875%, 8/16/10(a)                                      506           554,522
Enterprise Products Operating L.P. Series B
  5.60%, 10/15/14(a)                                      808           801,960
Valero Energy Corp.
  6.875%, 4/15/12(a)                                    1,493         1,610,316
  7.50%, 4/15/32(a)                                       585           710,637
                                                                 --------------
                                                                      7,213,393
                                                                 --------------
Financial-5.7%
American General Finance Corp.
  4.625%, 5/15/09(a)                                    2,620         2,582,715
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10(a)                                    1,656         1,589,720
Boeing Capital Corp.
  4.75%, 8/25/08(a)                                       645           639,957
  6.50%, 2/15/12(a)                                       205           218,945
BOI Capital Funding Number 2
  5.571%, 8/01/49(a)(b)                                   375           370,044
Capital One Financial Corp.
  4.80%, 2/21/12(a)                                       665           640,618
CIT Group, Inc.
  4.99%, 5/18/07(a)                                       466           467,263
  7.75%, 4/02/12(a)                                     3,143         3,512,834
Citigroup, Inc.
  4.60%, 6/09/09(a)                                       421           421,880
  4.625%, 8/03/10(a)                                    2,357         2,307,692
  5.00%, 9/15/14(a)                                     1,325         1,296,603
Core Investment Grade Trust
  4.659%, 11/30/07(a)                                   3,990         3,915,706
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                                     1,847         1,727,523
  4.25%, 12/19/07(a)                                    1,855         1,822,988
Credit Suisse First Boston USA, Inc.
  4.125%, 1/15/10(a)                                    1,265         1,215,419
  5.50%, 8/15/13(a)                                     1,117         1,128,138


206 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
General Electric Capital Corp.
  4.00%, 2/17/09(a)                                  $  4,160    $    4,030,686
  4.375%, 11/21/11(a)                                   1,213         1,162,812
  4.56%, 6/22/07(a)                                     3,448         3,451,476
  6.75%, 3/15/32(a)                                     1,134         1,327,176
HSBC Finance Corp.
  6.50%, 11/15/08(a)                                    2,426         2,506,488
  7.00%, 5/15/12(a)                                       440           476,248
iStar Financial, Inc.
  6.00%, 12/15/10(a)                                      715           729,185
Kinder Morgan Finance Corp.
  5.35%, 1/05/11(a)                                     2,260         2,245,495
MBNA Corp.
  4.625%, 9/15/08(a)                                    1,362         1,345,570
Merrill Lynch & Co., Inc.
  4.79%, 8/04/10(a)                                     4,212         4,125,233
Resona Preferred Global Securities
  7.191%, 12/29/49(a)(b)                                  619           658,739
SLM Corp.
  4.50%, 7/26/10(a)                                     2,074         2,005,610
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13(a)                                     1,016           976,165
  5.125%, 1/15/15(a)                                      828           808,858
Washington Mutual Finance Corp.
  6.875%, 5/15/11(a)                                    3,217         3,448,482
                                                                 --------------
                                                                     53,156,268
                                                                 --------------
Food/Beverage-1.0%
Conagra Foods, Inc.
  6.75%, 9/15/11(a)                                       287           301,803
  7.875%, 9/15/10(a)                                      962         1,047,328
General Mills, Inc.
  5.125%, 2/15/07(a)                                    3,345         3,342,699
Kraft Foods, Inc.
  4.125%, 11/12/09(a)                                   3,245         3,115,781
Kroger Co.
  7.80%, 8/15/07(a)                                     1,540         1,589,877
                                                                 --------------
                                                                      9,397,488
                                                                 --------------
Healthcare-1.0%
Aetna, Inc.
  7.375%, 3/01/06(a)                                    1,845         1,845,000
Humana, Inc.
  6.30%, 8/01/18(a)                                     1,094         1,141,853
WellPoint, Inc.
  3.50%, 9/01/07(a)                                     2,200         2,141,102
  3.75%, 12/14/07(a)                                      412           401,797
  4.25%, 12/15/09(a)                                    2,555         2,463,546
Wyeth
  5.50%, 2/01/14(a)                                     1,267         1,275,453
                                                                 --------------
                                                                      9,268,751
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 207


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Industrial-0.1%
Tyco International Group SA
  6.00%, 11/15/13(a)                                 $  1,250    $    1,276,321
                                                                 --------------
Insurance-0.7%
Assurant, Inc.
  5.625%, 2/15/14(a)                                    1,028         1,028,314
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                    993           977,331
Mangrove Bay PassThru Trust
  6.102%, 7/15/33(a)(b)                                   646           633,287
Royal & Sun Alliance Insurance Group Plc
  8.95%, 10/15/29(a)                                    1,108         1,439,786
Zurich Capital Trust I
  8.376%, 6/01/37(a)(b)                                 2,541         2,728,566
                                                                 --------------
                                                                      6,807,284
                                                                 --------------
Metals / Mining-0.1%
Ispat Inland ULC
  9.75%, 4/01/14(a)                                       602           684,775
Teck Cominco Ltd.
  6.125%, 10/01/35(a)                                     530           525,532
                                                                 --------------
                                                                      1,210,307
                                                                 --------------
Paper/Packaging-0.4%
International Paper Co.
  5.30%, 4/01/15(a)                                     1,395         1,332,031
Packaging Corp. of America
  5.75%, 8/01/13(a)                                     1,099         1,083,031
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                                    1,083         1,097,100
                                                                 --------------
                                                                      3,512,162
                                                                 --------------
Petroleum Products-0.1%
Tengizchevroil Finance Co.
  6.124%, 11/15/14(a)(b)                                  380           381,425
                                                                 --------------
Public Utilities - Electric & Gas-2.3%
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                                     1,805         1,910,925
CE Electric UK Funding Co.
  6.995%, 12/30/07(a)(b)                                  700           712,830
Consumers Energy Co.
  4.25%, 4/15/08(a)                                       734           718,521
Duke Capital LLC
  8.00%, 10/01/19(a)                                    1,829         2,161,452
Exelon Corp.
  6.75%, 5/01/11(a)                                     1,870         1,975,245
FirstEnergy Corp.
  6.45%, 11/15/11(a)                                    1,675         1,751,703
  7.375%, 11/15/31(a)                                   2,246         2,619,171
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)(b)                                  933           957,372


208 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
NiSource Finance Corp.
  7.875%, 11/15/10(a)                                $    856    $      938,665
Pacific Gas & Electric Co.
  4.80%, 3/01/14(a)                                     1,700         1,641,210
  6.05%, 3/01/34(a)                                     1,109         1,147,621
Progress Energy, Inc.
  7.10%, 3/01/11(a)                                     1,222         1,307,421
Public Service Co. of Colorado
  7.875%, 10/01/12(a)                                     874         1,005,568
SPI Electricity & Gas Australia Holdings Pty Ltd.
  6.15%, 11/15/13(a)(b)                                 1,447         1,515,699
Xcel Energy, Inc.
  7.00%, 12/01/10(a)                                    1,110         1,181,858
                                                                 --------------
                                                                     21,545,261
                                                                 --------------
Public Utilities - Telephone-0.6%
Bell Atlantic New Jersey, Inc. Series A
  5.875%, 1/17/12(a)                                    1,435         1,445,352
Telecom Italia Capital
  4.00%, 11/15/08(a)                                      820           791,820
  4.00%, 1/15/10(a)                                     2,995         2,833,177
  6.375%, 11/15/33(a)                                     375           371,011
                                                                 --------------
                                                                      5,441,360
                                                                 --------------
Service-0.3%
Pershing Road Development Co. LLC
  4.81%, 9/01/26(a)(b)                                  1,143         1,143,000
Waste Management, Inc.
  6.875%, 5/15/09(a)                                    1,435         1,501,573
                                                                 --------------
                                                                      2,644,573
                                                                 --------------
Supermarket/Drug-0.1%
Safeway, Inc.
  4.80%, 7/16/07(a)                                       620           616,031
  6.50%, 3/01/11(a)                                       453           467,567
                                                                 --------------
                                                                      1,083,598
                                                                 --------------
Technology-0.5%
Cisco Systems, Inc.
  5.25%, 2/22/11(a)                                       780           781,335
IBM Corp.
  4.375%, 6/01/09(a)                                      455           445,677
Motorola, Inc.
  7.625%, 11/15/10(a)                                     146           160,636
Oracle Corp. / Ozark Holding, Inc.
  5.25%, 1/15/16(a)(b)                                  3,500         3,439,009
                                                                 --------------
                                                                      4,826,657
                                                                 --------------
Total Corporate Debt Obligations
  (cost $192,426,397)                                               189,398,996
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 209


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
NON U.S. DOLLAR SOVEREIGN DEBT-9.3%
Japan Government
  0.70%, 6/20/10(a)                        JPY      4,089,800    $   34,879,947
Poland (Govt of)
  6.25%, 10/24/15(a)                       PLZ         13,095         4,628,099
Sweden (Kingdom of) Series 1043
  5.00%, 1/28/09(a)                        SEK        123,575        16,519,874
  5.25%, 3/15/11(a)                                   116,620        16,154,584
United Mexican States
  10.00%, 12/05/24(a)                      MXP        121,510        13,769,200
                                                                 --------------
Total Non U.S. Dollar Sovereign Debt
  (cost $84,724,219)                                                 85,951,704
                                                                 --------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES-7.8%
Banc of America Commercial Mortgage, Inc.
  Series 2004-3 Cl.A5
  5.30%, 6/10/39(a)                                  $  4,635         4,677,828
  Series 2004-4 Cl.A3
  4.128%, 7/10/42(a)                                    1,035         1,000,855
  Series 2004-6 Cl.A2
  4.161%, 12/10/42(a)                                   3,865         3,733,165
  Series 2005-1 Cl.A3
  4.877%, 11/10/42(a)                                   5,346         5,284,200
Bear Stearns Commercial Mortgage Securities,
  Inc.
  Series 2005-PWR7 Cl.A3
  5.116%, 2/11/41(a)                                    2,500         2,467,500
  Series 2005-TI8 Cl.A4
  4.933%, 2/13/42(a)                                    4,235         4,129,718
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Cl.A2
  3.861%, 3/15/36(a)                                      899           871,131
  Series 2004-C5 Cl.A2
  4.183%, 11/15/37(a)                                   1,154         1,112,202
  Series 2005-C1 Cl.A4
  5.014%, 2/15/38(a)                                    1,516         1,485,165
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Cl.A3FX
  4.863%, 7/10/45(a)                                    3,265         3,215,894
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1 Cl.A4
  4.111%, 7/05/35(a)                                    1,102         1,026,899
  Series 2005-GG3 Cl.A2
  4.305%, 8/10/42(a)                                    1,823         1,769,622


210 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
JP Morgan Chase Commercial Mortgage
  Securities
  Series 2004-C1 Cl.A2
  4.302%, 1/15/38(a)                                 $  1,720    $    1,647,038
  Series 2005-CDP1 Cl.A2
  4.625%, 3/15/46(a)                                    4,953         4,849,086
  Series 2005-CDP1 Cl.A4
  5.038%, 3/15/46(a)                                    1,846         1,809,818
  Series 2005-CDP3 Cl.A2
  4.851%, 8/15/42(a)                                    2,810         2,764,422
  Series 2005-CDP4 Cl.A2
  4.79%, 10/15/42(a)                                    1,045         1,025,553
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Cl.A2
  3.992%, 10/15/29(a)                                   3,480         3,347,064
  Series 2004-C8 Cl.A2
  4.201%, 12/15/29(a)                                   1,084         1,047,968
  Series 2005-C1 Cl.A4
  4.742%, 2/15/30(a)                                    4,209         4,050,531
  Series 2005-C7 Cl.A4
  5.197%, 11/15/30(a)                                   2,380         2,362,507
  Series 2006-C1 Cl.A4
  5.156%, 2/15/31(a)                                    2,555         2,529,603
Merrill Lynch Mortgage Trust
  Series 2004-KEY2 Cl.A2
  4.166%, 8/12/39(a)                                    2,867         2,757,910
  Series 2005-CK11 Cl.A6
  5.24%, 11/12/37(a)                                    2,100         2,102,100
  Series 2005-MKB2 Cl.A2
  4.806%, 9/12/42(a)                                    2,230         2,195,636
Morgan Stanley Capital I
  Series 2004-T13 Cl.A2
  3.94%, 9/13/45(a)                                     4,565         4,361,356
  Series 2005-HQ5 Cl.A4
  5.168%, 1/14/42(a)                                    5,186         5,136,629
                                                                 --------------
Total Commercial Mortgage Backed Securities
  (cost $74,337,641)                                                 72,761,400
                                                                 --------------
ASSET BACKED SECURITIES-5.8%
Aegis Asset Backed Securities Trust
  Series 2004-3 Cl.A2A
  4.78%, 9/25/34(a)                                       988           988,435
American Express Credit Account Master Trust
  Series 2005-1 Cl.A
  4.60%, 10/15/12(a)                                    1,298         1,298,000
Asset Backed Funding Certificates
  Series 2003-WF1 Cl.A2
  5.28%, 12/25/32(a)                                      956           960,915


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 211


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Bank One Issuance Trust
  Series 2004-A4 Cl.A4
  4.61%, 2/16/10(a)                                  $  2,158    $    2,159,360
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Cl.1A1
  4.73%, 4/25/22(a)                                       538           538,688
C Bass Trust
  Series 2005-CB7, Cl.AF2
  5.147%, 11/25/35(a)                                   1,805         1,791,715
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Cl.A3A
  4.10%, 6/15/08(a)                                     1,620         1,602,455
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Cl.AFPT
  3.36%, 1/25/33(a)                                       818           760,308
Credit Suisse First Boston Mortgage
  Series 2005-2 Cl.A1
  4.76%, 7/25/35(a)                                       984           984,144
  Series 2005-4 Cl.A3
  4.742%, 1/25/36(a)                                    2,070         2,032,574
  Series 2006-1 Cl.A2
  5.30%, 5/25/36(a)                                     1,040         1,040,749
Discover Card Master Trust I
  Series 2004-1 Cl.A
  4.60%, 4/16/10(a)                                     2,457         2,458,548
Ford Credit Floorplan Master Owner Trust
  Series 2004-1 Cl.A
  4.61%, 7/15/09(a)                                       300           299,695
GE-WMC Mortgage Securities LLC
  Series 2005-2 Cl.A2B
  4.75%, 12/25/35(a)                                    2,190         2,190,000
Household Home Equity Loan Trust
  Series 2005-3 Cl.A1
  4.83%, 1/20/35(a)                                     2,318         2,322,676
Lehman XS Trust
  Series 2005-4 Cl.1M1
  5.08%, 10/25/35(a)                                    4,750         4,754,037
Master Asset Backed Securities Trust
  Series 2004-HE1 Cl.A1
  4.98%, 9/25/34(a)                                     3,487         3,498,831
MBNA Credit Card Master Note Trust
  Series 2001-A5 Cl.A5
  4.78%, 3/15/11(a)                                     7,841         7,881,460
Morgan Stanley ABS Capital I
  Series 2004-HE4 Cl.A3
  4.78%, 5/25/34(a)                                        99            98,612
Novastar Home Equity Loan
  Series 2001-1 Cl.A1
  5.14%, 7/25/31(a)                                     1,228         1,228,495


212 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
RAAC Series
  Series 2004-SP1 Cl.AI1
  4.76%, 6/25/13(a)                                  $      1    $          615
Residential Asset Mortgage Products, Inc.
  Series 2005-RS3 Cl.AIA2
  4.75%, 3/25/35(a)                                     2,175         2,169,910
  4.78%, 4/25/35(a)                                     3,085         3,085,000
Residential Asset Securities Corp.
  Series 2002-KS7 Cl.A2
  4.95%, 11/25/32(a)                                      281           281,199
  4.73%, 10/25/21(a)                                       50            49,655
Residential Funding Mortgage Securities II
  Series 2005-HI2 Cl.A3
  4.46%, 5/25/35(a)                                     1,490         1,462,763
Saxon Asset Securities Trust
  Series 2005-4 Cl.A2B
  4.76%, 11/25/37(a)                                    2,250         2,250,698
SLM Student Loan Trust
  Series 2003-C Cl.A1
  4.59%, 9/15/16(a)                                     1,203         1,204,359
Specialty Underwriting & Residential Financing, Inc.
  Series 2006-BC1 Cl.A2A
  4.65%, 12/25/36(a)                                    2,210         2,210,000
Structured Asset Investment Loan Trust
  Series 2004-5 Cl.A2
  4.76%, 5/25/34(a)                                       294           294,253
  Series 2006-1 Cl.A1
  4.66%, 1/25/36(a)                                     2,006         2,006,020
                                                                 --------------
Total Asset Backed Securities
  (cost $54,011,366)                                                 53,904,169
                                                                 --------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS-3.8%
American Home Mortgage Investment
  Trust Series 2005-4 Cl.5A
  5.35%, 11/25/45(a)                                    4,671         4,631,543
Bear Stearns Alt-A Trust
  Series 2005-10 Cl.24A1
  6.00%, 1/25/36(a)                                     4,237         4,260,173
  Series 2006-1 Cl.22A1
  5.45%, 2/25/36(a)                                     5,306         5,266,133
  Series 2006-2 Cl.23A1
  6.00%, 3/31/36(a)                                     4,510         4,535,739
Citigroup Mortgage Loan Trust
  Series 2006-AR1 Cl.A1
  5.50%, 2/25/36(a)                                     6,090         6,075,871
HSI Asset Securitization Corp. Trust
  Series 2006-OPT2 Cl.2A1
  4.685%, 1/25/36(a)                                    2,210         2,209,801


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 213


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
JP Morgan Alternative Loan Trust
  Series 2006-S1 Cl.3A1
  4.68%, 3/25/36(a)                                  $  2,085    $    2,085,000
Residential Accredit Loans, Inc.
  Series 2006-QS2 Cl.1A9
  5.50%, 2/25/36                                        5,125         5,122,599
Washington Mutual
  Series 2005-AR2 Cl.2A22
  4.80%, 1/25/45(a)                                       887           887,621
                                                                 --------------
Total Collateralized Mortgage Obligations
  (cost $35,156,132)                                                 35,074,480
                                                                 --------------
U.S. DOLLAR SOVEREIGN DEBT-0.6%
Korea Development Bank
  4.625%, 9/16/10(a)                                    1,335         1,299,006
Russian Federation
  5.00%, 3/31/30(a)                                     3,986         4,494,215
                                                                 --------------
Total U.S. Dollar Sovereign Debt
  (cost $5,711,678)                                                   5,793,221
                                                                 --------------
SHORT-TERM INVESTMENTS-30.0%
U.S. Government & Government
  Sponsored Agency Obligations -23.4%
Federal Home Loan Bank
  zero coupon, 4/12/06(c)                              73,150        72,781,324
Federal Home Loan Mortgage Corp.
  zero coupon, 3/03/06                                 73,565        73,547,641
Federal National Mortgage Association
  zero coupon, 4/18/06                                 71,545        71,123,362
                                                                 --------------
                                                                    217,452,327
                                                                 --------------
Time Deposit-6.6%
State Street Euro Dollar
  3.85%, 3/01/06                                       61,293        61,293,000
                                                                 --------------
Total Short-Term Investments
  (amortized cost $278,745,327)                                     278,745,327
                                                                 --------------
Total Investments-124.9%
  (cost $1,163,647,880)                                           1,159,188,413
Other assets less liabilities-(24.9%)                              (231,030,702)
                                                                 --------------
Net Assets-100%                                                  $  928,157,711
                                                                 ==============


214 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


CREDIT DEFAULT SWAP CONTRACT (see Note C)

                           Notional
Swap Counterparty &         Amount      Interest    Termination     Unrealized
Referenced Obligation       (000)         Rate          Date       Appreciation
-------------------------------------------------------------------------------
Buy Contracts:
JP Morgan Chase
Dow Jones High Volume
0.40%, 6/30/10              14,000        0.90%       6/30/10          $5,131


INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                          Rate Type
                                                ----------------------------
                                                    Payments       Payments
                     Notional                         made        received       Unrealized
    Swap              Amount     Termination         by the         by the      Appreciation/
Counterparty          (000)         Date           Portfolio      Portfolio    (Depreciation)
----------------------------------------------------------------------------------------------
Lehman Brothers       23,000      1/23/2008     3 Month LIBOR*      4.777%        $(118,082)
Lehman Brothers       20,120      11/2/2007     3 Month LIBOR*      4.814%          164,100


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note C)

                                                                   Value at
                     Number of     Expiration       Original     February 28,     Unrealized
Type                 Contracts       Month           Value           2006        Depreciation
----------------------------------------------------------------------------------------------
Japan
Government Bonds
10 Yr Future            15         March 2006     $17,810,904    $17,622,133      $(188,772)


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                           U.S. $
                          Contract        Value on       U.S. $    Unrealized
                           Amount       Origination     Current   Appreciation/
                           (000)            Date         Value   (Depreciation)
-------------------------------------------------------------------------------
Purchase Contracts

Japanese Yen
  Settling 3/01/06     4,089,886,838   $ 34,990,990   $ 35,336,891   $ 345,901

Sales Contracts

Japanese Yen
  Settling 3/01/06     4,089,886,838   $ 35,307,563   $ 35,336,891     (29,328)
Japanese Yen
  Settling 4/03/06     4,089,886,838     35,136,485     35,489,542    (353,057)
Mexican Peso
  Settling 3/23/06       137,872,371     13,175,247     13,138,496      36,751
Polish Zloty
  Settling 3/10/06        14,648,853      4,578,768      4,616,345     (37,577)
Swedish Krona
  Settling 3/20/06       269,976,187     34,613,264     34,169,227     444,037



ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 215


*  LIBOR (London Interbank Offered Rate)

(a) Positions, or portion thereof, with an aggregate market value of $661,302,975 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to quailified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $18,629,119 or 2.0% of net assets.

(c) Represents entire or partial position segregated as collateral for open futures contracts.

Glossary:

TBA - (To be Assigned)-Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


216 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


INFLATION PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-96.7%
U.S. Treasury Inflation Index Securities-96.7%
  3.625%, 1/15/08                                    $ 26,578    $   27,518,712
  3.875%, 1/15/09                                      25,426        26,900,490
  4.25%, 1/15/10                                       31,008        33,769,308
  0.875%, 4/15/10                                      25,974        24,901,799
  3.50%, 1/15/11                                       36,777        39,493,814
  3.375%, 1/15/12                                      18,944        20,466,290
  3.00%, 7/15/12                                       44,358        47,154,266
  1.875%, 7/15/13                                      36,587        36,353,866
  2.00%, 1/15/14                                        2,967         2,968,548
  2.00%, 7/15/14                                       54,330        54,399,757
  1.625%, 1/15/15                                      68,941        66,891,176
  3.625%, 4/15/28                                       2,848         3,720,395
                                                                 --------------
Total U.S. Government & Government Sponsored
  Agency Obligations
  (cost $387,813,469)                                               384,538,421
                                                                 --------------
SHORT-TERM INVESTMENT-2.8%
Time Deposit-2.8%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $11,054,000)                                   11,054        11,054,000
                                                                 --------------
Total Investments-99.5%
  (cost $398,867,469)                                               395,592,421
Other assets less liabilities-0.5%                                    1,804,198
                                                                 --------------
Net Assets-100%                                                  $  397,396,619
                                                                 ==============


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 217


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-93.7%
Aerospace/Defense-1.3%
DRS Technologies, Inc.
  6.875%, 11/01/13(a)                                $    926    $      923,685
L-3 Communications Corp.
  5.875%, 1/15/15(a)                                      978           938,880
Sequa Corp.
  9.00%, 8/01/09(a)                                       601           647,578
TransDigm, Inc.
  8.375%, 7/15/11(a)                                    1,308         1,366,860
                                                                 --------------
                                                                      3,877,003
                                                                 --------------
Automotive-4.7%
Affinia Group, Inc.
  9.00%, 11/30/14(a)                                       45            37,238
Asbury Automotive Group, Inc.
  8.00%, 3/15/14(a)                                       560           564,900
Ford Motor Co.
  7.45%, 7/16/31(a)                                     1,660         1,178,600
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                                     1,298         1,195,756
  7.00%, 10/01/13(a)                                      704           618,696
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                                    1,355         1,213,232
  8.00%, 11/01/31(a)                                    2,328         2,126,018
Hertz Corp.
  8.875%, 1/01/14(a)(b)                                 1,200         1,254,000
  10.50%, 1/01/16(a)(b)                                   675           727,312
HLI Operating Co., Inc.
  10.50%, 6/15/10(a)                                      948           805,800
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                      866           755,585
Lear Corp.
  Series B
  8.11%, 5/15/09(a)                                       640           564,800
TRW Automotive, Inc.
  9.375%, 2/15/13(a)                                      667           723,695
  11.00%, 2/15/13(a)                                      490           550,025
United Auto Group, Inc.
  9.625%, 3/15/12(a)                                      797           854,782
Visteon Corp.
  7.00%, 3/10/14(a)                                       740           549,450
                                                                 --------------
                                                                     13,719,889
                                                                 --------------
Broadcasting/Media-1.3%
Allbritton Communications Co.
  7.75%, 12/15/12(a)                                    1,201         1,208,506
Central European Media Enterprises, Ltd.
  8.25%, 5/15/12(a)(b)                                    398           530,204


218 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Emmis Communications Corp.
  Cl.A
  10.366%, 6/15/12(a)                                $    140    $      140,229
Lin Television Corp.
  6.50%, 5/15/13(a)                                       575           545,531
  Series B
  6.50%, 5/15/13(a)                                       980           929,775
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13(a)                                      545           534,100
                                                                 --------------
                                                                      3,888,345
                                                                 --------------
Building/Real Estate-3.5%
Associated Materials, Inc.
  11.25%, 3/01/14(a)                                    1,385           734,050
D.R. Horton, Inc.
  4.875%, 1/15/10(a)                                      100            96,726
  6.875%, 5/01/13(a)                                      917           948,670
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12(a)                                     792           774,180
K Hovnanian Enterprises, Inc.
  7.50%, 5/15/16(a)                                       580           580,770
KB HOME
  6.375%, 8/15/11(a)                                      600           591,163
  7.75%, 2/01/10(a)                                       410           421,812
M/I Homes, Inc.
  6.875%, 4/01/12(a)                                    1,102         1,019,350
Meritage Homes Corp.
  6.25%, 3/15/15(a)                                     1,678         1,510,200
Schuler Homes, Inc.
  Cl.A
  10.50%, 7/15/11(a)                                    1,132         1,209,825
WCI Communities, Inc.
  6.625%, 3/15/15(a)                                    1,018           893,295
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                                    1,445         1,459,450
                                                                 --------------
                                                                     10,239,491
                                                                 --------------
Cable-7.3%
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12(a)                                     2,342         2,301,015
CCH I Holdings LLC
  11.75%, 5/15/14(a)(b)(c)                              5,037         2,619,240
CSC Holdings, Inc.
  7.00%, 4/15/12(a)(b)                                  2,015         1,949,512
Directv Holdings/Finance
  6.375%, 6/15/15(a)                                    1,431         1,425,634
EchoStar DBS Corp.
  6.375%, 10/01/11(a)                                   1,080         1,055,700


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 219


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Inmarsat Finance Plc
  7.625%, 6/30/12(a)                                 $  1,485    $    1,531,406
  10.375%, 11/15/12(a)(c)                               1,037           873,673
Innova S. de R.L.
  9.375%, 9/19/13(a)                                    1,578         1,751,580
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)(c)                                 1,110         1,179,375
Insight Midwest LP
  9.75%, 10/01/09(a)                                      830           856,975
Intelsat Bermuda Ltd.
  9.614%, 1/15/12(a)(b)                                   331           337,620
  8.625%, 1/15/15(a)(b)                                 1,289         1,337,338
PanAmSat Corp.
  9.00%, 8/15/14(a)                                       930           981,150
PanAmSat Holding Corp.
  10.375%, 11/01/14(a)(c)                               1,919         1,364,889
Rogers Cable, Inc.
  6.75%, 3/15/15(a)                                     1,847         1,888,557
                                                                 --------------
                                                                     21,453,664
                                                                 --------------
Chemicals-3.8%
Equistar Chemicals L.P.
  10.125%, 9/01/08(a)                                   1,082         1,163,150
  10.625%, 5/01/11(a)                                     623           677,512
Huntsman International LLC
  9.875%, 3/01/09(a)                                      350           366,625
  10.125%, 7/01/09(a)                                     550           563,750
Huntsman LLC
  11.50%, 7/15/12(a)                                      801           915,143
Ineos Group Holdings Plc
  8.50%, 2/15/16(a)(b)                                  1,700         1,666,000
Nell AF SARL
  8.375%, 8/15/15(a)(b)                                 2,560         2,572,800
Quality Distribution LLC
  9.00%, 11/15/10(a)                                    1,353         1,183,875
Rhodia SA
  8.875%, 6/01/11(a)                                    1,513         1,569,738
Tronox Worldwide/Finance
  9.50%, 12/01/12(a)(b)                                   595           621,775
                                                                 --------------
                                                                     11,300,368
                                                                 --------------
Communications - Fixed-5.0%
Cincinnati Bell, Inc.
  7.00%, 2/15/15(a)                                       453           452,434
  8.375%, 1/15/14(a)                                      420           424,200
Citizens Communications Co.
  6.25%, 1/15/13(a)                                     1,577         1,547,431
Eircom Funding
  8.25%, 8/15/13(a)                                     1,228         1,312,425
Hawaiian Telcom Communications, Inc.
  9.75%, 5/01/13(a)(b)                                    480           475,200
  12.50%, 5/01/15(a)(b)                                   478           452,905


220 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MCI, Inc.
  7.688%, 5/01/09(a)                                 $    755    $      777,650
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                                     4,739         4,821,933
Qwest Communications International, Inc.
  7.50%, 2/15/14(a)                                        50            51,375
Qwest Corp.
  6.875%, 9/15/33(a)                                    1,490         1,430,400
  8.875%, 3/15/12(a)                                      355           397,600
Time Warner Telecom, Inc.
  Cl.A
  10.125%, 2/01/11(a)                                   1,098         1,152,900
Valor Telecom Enterprise
  7.75%, 2/15/15(a)                                     1,449         1,508,771
                                                                 --------------
                                                                     14,805,224
                                                                 --------------
Communications - Mobile-4.8%
Digicel, Ltd.
  9.25%, 9/01/12(a)(b)                                  1,477         1,550,850
Dobson Communications Corp.
  8.875%, 10/01/13(a)                                     565           569,238
Kyivstar
  7.75%, 4/27/12(a)(b)                                    375           377,813
  10.375%, 8/17/09(a)(b)                                1,467         1,599,030
Mobifon Holdings BV
  12.50%, 7/31/10(a)                                    2,559         2,923,657
Mobile Telesystems Finance SA
  8.00%, 1/28/12(a)(b)                                  1,358         1,402,135
Nextel Communications, Inc. Series F Cl.A
  5.95%, 3/15/14(a)                                       668           671,438
  6.875%, 10/31/13(a)                                   1,331         1,393,424
Nextel Partners, Inc.
  8.125%, 7/01/11(a)                                       65            68,900
Rogers Wireless Communications, Inc.
  7.25%, 12/15/12(a)                                    1,196         1,269,255
Rogers Wireless, Inc.
  7.50%, 3/15/15(a)                                     1,225         1,329,125
Rural Cellular Corp.
  9.75%, 1/15/10(a)                                     1,091         1,107,365
                                                                 --------------
                                                                     14,262,230
                                                                 --------------
Consumer Manufacturing-2.7%
Acco Brands Corp.
  7.625%, 8/15/15(a)                                    1,700         1,576,750
Broder Brothers
  Series B
  11.25%, 10/15/10(a)                                     952           949,620
Jostens IH Corp.
  7.625%, 10/01/12(a)                                   1,723         1,748,845
K2, Inc.
  7.375%, 7/01/14(a)                                      800           806,000


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 221


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Levi Strauss & Co.
  9.28%, 4/01/12(a)                                  $    683    $      705,198
Playtex Products, Inc.
  8.00%, 3/01/11(a)                                       967         1,032,272
Quiksilver, Inc.
  6.875%, 4/15/15(a)                                      615           593,475
Spectrum Brands, Inc.
  7.375%, 2/01/15(a)                                      520           448,500
                                                                 --------------
                                                                      7,860,660
                                                                 --------------
Containers-0.7%
Crown Americas
  7.625%, 11/15/13(a)(b)                                1,300         1,355,250
Plastipak Holdings, Inc.
  8.50%, 12/15/15(a)(b)                                   640           660,800
                                                                 --------------
                                                                      2,016,050
                                                                 --------------
Diversified Media-5.7%
American Media Operations, Inc.
  8.875%, 1/15/11(a)                                    1,242         1,055,700
  10.25%, 5/01/09(a)                                      405           362,475
Dex Media East LLC
  9.875%, 11/15/09(a)                                      25            26,812
  12.125%, 11/15/12(a)                                    641           739,554
Dex Media West LLC Series B
  8.50%, 8/15/10(a)                                       444           470,640
  9.875%, 8/15/13(a)                                    1,316         1,457,470
Dex Media, Inc.
  8.00%, 11/15/13(a)                                    1,732         1,792,620
Lamar Media Corp.
  6.625%, 8/15/15(a)                                    1,070         1,082,038
Liberty Media Corp.
  5.70%, 5/15/13(a)                                       445           416,793
  7.875%, 7/15/09(a)                                      350           368,384
  8.25%, 2/01/30(a)                                       430           431,872
R.H. Donnelley Corp.
  6.875%, 1/15/13(a)(b)                                 1,153         1,083,820
  8.875%, 1/15/16(a)(b)                                 1,175         1,226,406
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                                  1,049         1,130,297
  10.375%, 9/01/14(a)(b)                                1,199         1,356,369
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                                1,812         1,796,145
WMG Holdings Corp.
  9.50%, 12/15/14(a)(c)                                 2,546         1,884,040
                                                                 --------------
                                                                     16,681,435
                                                                 --------------
Energy-4.9%
Amerada Hess Corp.
  7.30%, 8/15/31(a)                                     1,063         1,248,331


222 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Chesapeake Energy Corp.
  6.50%, 8/15/17(a)                                  $  1,340    $    1,348,375
  6.625%, 1/15/16(a)                                      560           568,400
  6.875%, 1/15/16(a)                                      270           276,750
  7.75%, 1/15/15(a)                                     1,399         1,486,437
El Paso Corp.
  7.75%, 1/15/32(a)                                     2,326         2,471,375
El Paso Production Holding
  7.75%, 6/01/13(a)                                     1,280         1,350,400
Grant Prideco, Inc.
  6.125%, 8/15/15(a)(b)                                   561           565,208
Hilcorp Energy
  10.50%, 9/01/10(a)(b)                                   918         1,018,980
Kerr-Mcgee Corp.
  6.875%, 9/15/11(a)                                      474           500,308
Kinder Morgan Finance Corp.
  5.70%, 1/05/16(a)                                       515           515,070
Premcor Refining Group, Inc.
  9.50%, 2/01/13(a)                                       785           873,977
Pride International, Inc.
  7.375%, 7/15/14(a)                                    1,079         1,151,832
Tesoro Corp.
  6.25%, 11/01/12(a)(b)                                   980           980,000
                                                                 --------------
                                                                     14,355,443
                                                                 --------------
Entertainment & Leisure-1.4%
Gaylord Entertainment Co.
  8.00%, 11/15/13(a)                                    1,057         1,105,886
NCL Corp.
  10.625%, 7/15/14(a)                                     757           792,957
Royal Caribbean Cruises, Ltd.
  8.75%, 2/02/11(a)                                       846           947,374
Universal City Development Partners
  11.75%, 4/01/10(a)                                      913         1,016,854
Universal City Florida Holdings Co.
  8.375%, 5/01/10(a)                                      330           329,175
                                                                 --------------
                                                                      4,192,246
                                                                 --------------
Financial-6.0%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                                     675           717,188
Dow Jones Cdx, High Yield
  Series 5-T1
  8.75%, 12/29/10(a)(b)                                 4,185         4,234,292
  Series 5-T2
  7.25%, 12/29/10(a)(b)                                 2,945         2,910,028
E*Trade Financial Corp.
  7.875%, 12/01/15(a)                                     955         1,024,237
Fairfax Financial Holdings, Ltd.
  7.375%, 4/15/18(a)                                    1,494         1,266,512
  7.75%, 4/26/12-7/15/37(a)                             1,680         1,593,539
  8.25%, 10/01/15(a)                                      216           200,549


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 223


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Hexion U.S. Finance Corp.
  9.00%, 7/15/14(a)                                  $  1,300    $    1,337,375
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                  1,740         1,712,545
Markel Capital Trust I
  Series B
  8.71%, 1/01/46(a)                                     1,228         1,305,074
Royal & Sun Alliance Insurance Group Plc
  8.95%, 10/15/29(a)                                      985         1,279,954
                                                                 --------------
                                                                     17,581,293
                                                                 --------------
Food/Beverage-1.2%
Altria Group, Inc.
  7.75%, 1/15/27(a)                                       175           207,470
Del Monte Corp.
  6.75%, 2/15/15(a)                                       145           145,000
Dole Food Co., Inc.
  8.625%, 5/01/09(a)                                      420           425,250
  8.875%, 3/15/11(a)                                      268           270,345
Domino's, Inc.
  8.25%, 7/01/11(a)                                       719           747,760
Foodcorp, Ltd.
  8.875%, 6/15/12(a)(b)                                   628           818,823
Sbarro, Inc.
  11.00%, 9/15/09(a)                                      845           864,013
                                                                 --------------
                                                                      3,478,661
                                                                 --------------
Gaming-5.7%
Boyd Gaming Corp.
  7.75%, 12/15/12(a)                                      737           771,086
Caesars Entertainment, Inc.
  7.875%, 3/15/10(a)                                    1,320         1,407,450
Greektown Holdings
  10.75%, 12/01/13(a)(b)                                  550           566,500
Kerzner International, Ltd.
  6.75%, 10/01/15(a)                                    1,375         1,364,687
Mandalay Resort Group
  Series B
  10.25%, 8/01/07(a)                                      915           971,044
MGM MIRAGE
  6.625%, 7/15/15(a)                                    1,807         1,813,776
  8.375%, 2/01/11(a)                                    1,679         1,800,728
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                                    1,770         1,823,100
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                                   1,296         1,321,920
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                                    1,416         1,522,200
Seneca Gaming Corp.
  7.25%, 5/01/12(a)                                     1,492         1,514,380


224 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Station Casinos, Inc.
  6.625%, 3/15/18(a)(b)                              $    765    $      763,088
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)(b)                                  947           984,880
                                                                 --------------
                                                                     16,624,839
                                                                 --------------
Health Care-5.8%
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                      679           707,857
  9.50%, 8/15/10(a)                                       553           576,503
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                      483           482,396
  6.125%, 1/15/15(a)                                      527           532,270
Davita, Inc.
  7.25%, 3/15/15(a)                                     1,069         1,090,380
Extendicare Health Services, Inc.
  9.50%, 7/01/10(a)                                       469           495,381
Genesis HealthCare Corp.
  8.00%, 10/15/13(a)                                      415           436,788
Hanger Orthopedic Group, Inc.
  10.375%, 2/15/09(a)                                     738           738,000
HCA, Inc.
  6.375%, 1/15/15(a)                                    2,858         2,853,516
  6.75%, 7/15/13(a)                                     1,650         1,680,716
Iasis Healthcare LLC
  8.75%, 6/15/14(a)                                     1,494         1,516,410
Omnicare, Inc.
  6.875%, 12/15/15(a)                                     820           836,400
Select Medical Corp.
  7.625%, 2/01/15(a)                                    1,503         1,285,065
Triad Hospitals, Inc.
  7.00%, 11/15/13(a)                                    1,236         1,246,815
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                                    744           777,480
Vanguard Health Holdings Co.
  11.25%, 10/01/15(a)(c)                                2,285         1,690,900
                                                                 --------------
                                                                     16,946,877
                                                                 --------------
Hotel/Lodging-1.7%
Host Marriot L.P.
  Series G
  9.25%, 10/01/07(a)                                    1,396         1,469,290
Intrawest Corp.
  7.50%, 10/15/13(a)                                      735           747,862
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12(a)                                    1,494         1,639,665
Vail Resorts, Inc.
  6.75%, 2/15/14(a)                                     1,089         1,093,084
                                                                 --------------
                                                                      4,949,901
                                                                 --------------


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 225


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Industrial-3.5%
AMSTED Industries, Inc.
  10.25%, 10/15/11(a)(b)                             $  1,210    $    1,312,850
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                       930           997,425
FastenTech, Inc.
  11.50%, 5/01/11(a)                                    1,105         1,060,800
Invensys Plc
  9.875%, 3/15/11(a)(b)                                   955           988,425
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                      855           936,225
NMHG Holding Co.
  10.00%, 5/15/09(a)                                      760           801,800
Sensus Metering Systems, Inc.
  8.625%, 12/15/13(a)                                     655           627,163
Terex Corp.
  Series B
  10.375%, 4/01/11(a)                                     911           961,105
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                                     1,600         1,604,000
Tyco International Group SA
  6.00%, 11/15/13(a)                                      990         1,010,846
                                                                 --------------
                                                                     10,300,639
                                                                 --------------
Metals/Mining-3.2%
AK Steel Corp.
  7.875%, 2/15/09(a)                                    1,060         1,030,850
Evraz Group SA
  8.25%, 11/10/15(a)(b)                                 1,369         1,406,647
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10(a)                                     961         1,035,478
International Steel Group, Inc.
  6.50%, 4/15/14(a)                                     1,196         1,204,970
Ispat Inland ULC
  9.75%, 4/01/14(a)                                     1,010         1,148,875
JSC Severstal
  9.25%, 4/19/14(a)                                     1,438         1,574,610
Massey Energy Co.
  6.875%, 12/15/13(a)(b)                                  810           807,975
Peabody Energy Corp.
  5.875%, 4/15/16(a)                                      750           727,500
  6.875%, 3/15/13(a)                                      385           395,588
                                                                 --------------
                                                                      9,332,493
                                                                 --------------
Paper/Packaging-2.2%
Berry Plastics Corp.
  10.75%, 7/15/12(a)                                    1,156         1,257,150
Covalence Specialty Materials
  10.25%, 3/01/16(a)(b)                                   405           419,681
Graphic Packaging International Corp.
  9.50%, 8/15/13(a)                                     1,107         1,051,650


226 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Jefferson Smurfit Corp.
  8.25%, 10/01/12(a)                                 $    430    $      420,325
Newpage Corp.
  10.00%, 5/01/12(a)                                      797           832,865
Owens Brockway Glass Container
  8.875%, 2/15/09(a)                                    1,951         2,031,479
Russell Stanley Holdings, Inc.
  9.00%, 11/30/08(a)(b)(d)                              1,134           567,000
                                                                 --------------
                                                                      6,580,150
                                                                 --------------
Retail-1.3%
Central European Distribution Corp.
  8.00%, 7/25/12(a)(b)                                    216           278,737
Gsc Holdings Corp.
  8.00%, 10/01/12(a)(b)                                 1,920         1,915,200
JC Penney Co., Inc.
  7.625%, 3/01/97(a)                                      620           673,475
  8.00%, 3/01/10(a)                                       876           954,202
                                                                 --------------
                                                                      3,821,614
                                                                 --------------
Services-2.2%
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                                    1,603         1,578,955
  8.875%, 4/01/08(a)                                      355           373,638
H & E Equipment Services, Inc.
  11.125%, 6/15/12(a)                                     784           873,180
Service Corp. International
  6.50%, 3/15/08(a)                                     1,029         1,039,290
  7.70%, 4/15/09(a)                                       780           819,000
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                                     1,680         1,677,900
                                                                 --------------
                                                                      6,361,963
                                                                 --------------
Supermarket/Drug-0.8%
Couche-Tard
  7.50%, 12/15/13(a)                                    1,006         1,048,755
Delhaize America, Inc.
  8.125%, 4/15/11(a)                                      735           798,796
Stater Bros. Holdings, Inc.
  8.125%, 6/15/12(a)                                      494           498,940
                                                                 --------------
                                                                      2,346,491
                                                                 --------------
Technology-2.2%
Avago Technologies Finance
  10.125%, 12/01/13(a)(b)                                 655           695,938
Flextronics International, Ltd.
  6.50%, 5/15/13(a)                                     1,039         1,046,792
Lucent Technologies, Inc.
  6.45%, 3/15/29(a)                                       425           358,594
  6.50%, 1/15/28(a)                                       855           708,581
Nortel Networks Corp.
  6.875%, 9/01/23(a)                                      816           742,560


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 227


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Sanmina-SCI Corp.
  8.125%, 3/01/16(a)                                 $    905    $      925,363
SunGard Data Systems, Inc.
  9.125%, 8/15/13(a)(b)                                 1,914         2,036,017
                                                                 --------------
                                                                      6,513,845
                                                                 --------------
Transportation-0.2%
Horizon Lines LLC
  9.00%, 11/01/12(a)                                      434           458,955
                                                                 --------------
Utilities-10.6%
Aquila, Inc.
  14.875%, 7/01/12(a)                                     846         1,148,445
CMS Energy Corp.
  6.875%, 12/15/15(a)                                     645           656,287
  8.50%, 4/15/11(a)                                       835           910,150
DPL, Inc.
  6.875%, 9/01/11(a)                                      561           588,894
Dynegy Holdings, Inc.
  10.125%, 7/15/13(a)(b)                                  803           903,375
Dynegy-Roseton Danskammer Series A
  7.27%, 11/08/10(a)                                      135           137,165
  7.67%, 11/08/16(a)                                    1,222         1,254,744
Edison Mission
  9.875%, 4/15/11(a)                                    2,790         3,215,475
Enterprise Products Operating L.P.
  Series B
  5.60%, 10/15/14(a)                                    1,434         1,423,281
FirstEnergy Corp.
  Series B
  6.45%, 11/15/11(a)                                    1,880         1,966,091
Northwest Pipelines Corp.
  8.125%, 3/01/10(a)                                      724           766,535
NRG Energy, Inc.
  7.25%, 2/01/14(a)                                       270           276,750
  7.375%, 2/01/16(a)                                    1,420         1,462,600
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                      498           450,067
  9.50%, 7/15/13(a)                                     1,226         1,250,520
Sierra Pacific Resources
  8.625%, 3/15/14(a)                                      960         1,047,681
Southern Natural Gas Co.
  7.35%, 2/15/31(a)                                     1,018         1,109,812
  8.875%, 3/15/10(a)                                      817           873,880
TECO Energy, Inc.
  6.75%, 5/01/15(a)                                     1,324         1,390,200
  7.00%, 5/01/12(a)                                       933           979,650
The AES Corp.
  8.75%, 5/15/13(a)(b)                                    225           244,125
  9.00%, 5/15/15(a)(b)                                  1,080         1,177,200


228 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
The Williams Cos., Inc.
  7.625%, 7/15/19(a)                                 $  2,090    $    2,299,000
  7.875%, 9/01/21(a)                                    1,868         2,087,490
TXU Corp. Series O
  4.80%, 11/15/09(a)                                      125           120,110
  5.55%, 11/15/14(a)                                      999           951,416
  6.50%, 11/15/24(a)                                    2,701         2,575,312
                                                                 --------------
                                                                     31,266,255
                                                                 --------------
Total Corporate Debt Obligations
  (cost $277,663,716)                                               275,216,024
                                                                 --------------
NON CONVERTIBLE PREFERRED
  STOCKS-1.0%
Paxson Communications Corp.(a)                            117           988,650
Sovereign Real Estate Investment Trust
  12.00%, 8/29/49(a)(b)                                 1,300         1,898,000
                                                                 --------------
Total Non Convertible Preferred Stocks
  (cost $2,671,550)                                                   2,886,650
                                                                 --------------
COMMON STOCKS-0.0%
Phase Metrics, Inc.(a)
  (cost $904)                                          90,400               904
                                                                 --------------
SHORT-TERM INVESTMENT-5.3%
Time Deposit-5.3%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $15,565,000)                                  $15,565        15,565,000
                                                                 --------------
Total Investments-100.0%
  (cost $295,901,170)                                               293,668,578
Other assets less liabilities-0.0%                                       31,513
                                                                 --------------
Net Assets-100%                                                  $  293,700,091
                                                                 ==============


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                        U.S. $
                         Contract      Value on        U.S. $      Unrealized
                          Amount     Origination      Current     Appreciation/
                          (000)          Date          Value     (Depreciation)
-------------------------------------------------------------------------------
Sales Contracts
Euro Currency
  Settling 3/17/06      1,251,616     $1,508,522     $1,493,532      $14,990


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 229


(a) Positions, or portion thereof, with an aggregate market value of $278,103,578 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $57,288,335 or 19.5% of net assets.

(c) Indicates securities that have a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(d)  Security is in default and is non-income producing.

See notes to financial statements.


230 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                  Michigan
Insured National          Minnesota
Arizona                   New Jersey
California                New York
Insured California        Ohio
Florida                   Pennsylvania
Massachusetts             Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 231


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and AllianceBernstein Retirement Strategies (the "Strategy" or "Strategies"), in respect of AllianceBernstein Blended Style Series, Inc. (the "Fund")**, an open-end investment company, prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser.

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Each Strategy contemplates a retirement date for its shareholders and pursues its investment objective through investing in a combination of portfolios of AllianceBernstein Pooling Portfolios ("Pooling Portfolios") that represent a variety of asset classes and investment styles***. Each Strategy will be managed to the specific year of planned retirement included in its name. Each Strategy's asset mix will become more conservative each year until reaching the year approximately fifteen years after such retirement date at which time the asset allocation mix will become static.

The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed approval of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

** It is anticipated that the AllianceBernstein 2000 Retirement Strategy and AllianceBernstein Blended Style Series, Inc. will commence operations in September 2005.

*** The AllianceBernstein Pooling Portfolios will be comprised of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio.


232 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Strategies grow larger.

6. Nature and quality of the Adviser's services, including the performance of the Strategies.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that each Strategy pay an advisory fee correlated to the percentage of equity investments held by the Strategy discounted by a percentage dependent on the asset level of the Strategy as indicated below:

% Invested in Equity Investments*                           Advisory Fee
-------------------------------------------------------------------------------
Equal to or less than 60%                                     .55 of 1%
Greater than 60% and less than 80%                            .60 of 1%
Equal to or greater than 80%                                  .65 of 1%


Net Asset Level                                               Discount
-------------------------------------------------------------------------------
Assets equal to or less than $2.5 billion                        n/a
Assets greater than $2.5 billion and less than $5 billion     .10 of 1%
Assets greater than $5 billion                                .15 of 1%


For example, a Strategy that invests less than 60% of its net assets in equities will pay .55 of 1% for its first $2.5 billion in net assets, .45 of 1% for its net assets greater than $2.5 billion and equal to or less than $5 billion and .40 of 1% for its net assets in excess of $5 billion.

The proposed advisory fee to be charged by the Adviser for each Strategy's first $2.5 billion in net assets based on the aforesaid fee schedule is as follows:

                                                        Basis Points
-------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy                   55
AllianceBernstein 2005 Retirement Strategy                   55
AllianceBernstein 2010 Retirement Strategy                   60
AllianceBernstein 2015 Retirement Strategy                   60
AllianceBernstein 2020 Retirement Strategy                   65
AllianceBernstein 2025 Retirement Strategy                   65
AllianceBernstein 2030 Retirement Strategy                   65
AllianceBernstein 2035 Retirement Strategy                   65
AllianceBernstein 2040 Retirement Strategy                   65
AllianceBernstein 2045 Retirement Strategy                   65


* For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the AllianceBernstein Global Real Estate Investment Portfolio will be considered to be invested in equity investments.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 233


The fee charged by the Adviser at the Strategy level is the entire management fee since there are no fees charged for managing the various Pooling Portfolios in which each Strategy will invest.

The Adviser has agreed to waive a portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy's expense ratio to the level set forth below for that Strategy's current fiscal year. This waiver agreement is terminable by the Adviser at the end of each Strategy's fiscal year upon at least 60 days written notice.

Portfolio                                              Expense Ratio Caps
-------------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy       Class A      120 basis points
                                                 Class B      190 basis points
                                                 Class C      190 basis points
                                                 Advisor       90 basis points
                                                 Class R      140 basis points
                                                 Class K      115 basis points
                                                 Class I       90 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2005 Retirement Strategy       Class A      120 basis points
                                                 Class B      190 basis points
                                                 Class C      190 basis points
                                                 Advisor       90 basis points
                                                 Class R      140 basis points
                                                 Class K      115 basis points
                                                 Class I       90 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2010 Retirement Strategy       Class A      135 basis points
                                                 Class B      205 basis points
                                                 Class C      205 basis points
                                                 Advisor      105 basis points
                                                 Class R      155 basis points
                                                 Class K      130 basis points
                                                 Class I      105 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2015 Retirement Strategy       Class A      135 basis points
                                                 Class B      205 basis points
                                                 Class C      205 basis points
                                                 Advisor      105 basis points
                                                 Class R      155 basis points
                                                 Class K      130 basis points
                                                 Class I      105 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2020 Retirement Strategy       Class A      150 basis points
                                                 Class B      220 basis points
                                                 Class C      220 basis points
                                                 Advisor      120 basis points
                                                 Class R      170 basis points
                                                 Class K      145 basis points
                                                 Class I      120 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2025 Retirement Strategy       Class A      150 basis points
                                                 Class B      220 basis points
                                                 Class C      220 basis points
                                                 Advisor      120 basis points
                                                 Class R      170 basis points
                                                 Class K      145 basis points
                                                 Class I      120 basis points
-------------------------------------------------------------------------------


234 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Portfolio                                             Expense Ratio Caps
-------------------------------------------------------------------------------
AllianceBernstein 2030 Retirement Strategy       Class A      150 basis points
                                                 Class B      220 basis points
                                                 Class C      220 basis points
                                                 Advisor      120 basis points
                                                 Class R      170 basis points
                                                 Class K      145 basis points
                                                 Class I      120 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2035 Retirement Strategy       Class A      150 basis points
                                                 Class B      220 basis points
                                                 Class C      220 basis points
                                                 Advisor      120 basis points
                                                 Class R      170 basis points
                                                 Class K      145 basis points
                                                 Class I      120 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2040 Retirement Strategy       Class A      150 basis points
                                                 Class B      220 basis points
                                                 Class C      220 basis points
                                                 Advisor      120 basis points
                                                 Class R      170 basis points
                                                 Class K      145 basis points
                                                 Class I      120 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2045 Retirement Strategy       Class A      150 basis points
                                                 Class B      220 basis points
                                                 Class C      220 basis points
                                                 Advisor      120 basis points
                                                 Class R      170 basis points
                                                 Class K      145 basis points
                                                 Class I      120 basis points
-------------------------------------------------------------------------------

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Strategies' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Strategies to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if a Strategy is in net redemptions, as the Adviser is forced to sell securities of the Pooling Portfolios to meet redemptions.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 235


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fee schedule of the institutional accounts in the same asset classes as the Pooling Portfolios:

                                                         ADV Institutional Account
Pooling Portfolio                                             Asset. Class / Fee
--------------------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio      0.650%      on the first $25 million
                                            0.500%      on the first $25 million
                                            0.400%      on the first $50 million
                                            0.300%      on the first $100 million
                                            0.250%      on the balance over 200 million

AllianceBernstein U.S. Large Cap            0.800%      on the first $25 million
Growth Portfolio                            0.500%      on the next $25 million
                                            0.400%      on the next $50 million
                                            0.300%      on the next $100 million
                                            0.250%      on the balance over 200 million

AllianceBernstein Global Real Estate        0.700%      on the first $25 million
Investment Portfolio                        0.600%      on the first $25 million
                                            0.500%      on the first $25 million
                                                        negotiable on balance over 75 million

AllianceBernstein International             0.800%      on the first $25 million
Value Portfolio                             0.600%      on the next $25 million
                                            0.500%      on the next $50 million
                                            0.400%      on the balance over 100 million

AllianceBernstein International             0.800%      on the first $25 million
Growth Portfolio                            0.600%      on the next $25 million
                                            0.500%      on the next $50 million
                                            0.400%      on the balance over 100 million

AllianceBernstein Small-Mid Cap             0.950%      on the first $25 million
Value Portfolio                             0.750%      on the next $25 million
                                            0.650%      on the next $50 million
                                            0.550%      on the balance 100 million

AllianceBernstein Small-Mid Cap             1.000%      on the first $50 million
Growth Portfolio                            0.850%      on the next $50 million
                                            0.750%      on the balance over 100 million

AllianceBernstein Short Duration            0.400%      on the first $20 million
Bond Portfolio                              0.250%      on the next $80 million
                                            0.200%      on the next $100 million
                                            0.150%      on the balance over 200 million


236 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                         ADV Institutional Account
Pooling Portfolio                                             Asset. Class / Fee
--------------------------------------------------------------------------------------------
AllianceBernstein Inflation                 0.200%       on the next $10 million
Protected Securities Portfolio              0.150%       on the next $80 million
                                            0.100%       on the balance over 90 million

AllianceBernstein High Yield Portfolio      0.650%       on the first $20 million
                                            0.500%       on the next $20 million
                                            0.400%       on the next $20 million
                                            0.350%       on the balance over 60 million

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fees for offshore mutual funds with similar investment styles as the Strategies:

Asset Class                                                   Fee
-------------------------------------------------------------------------
Equity Value                                                  .80%
Emerging Markets Value                                        .98%
Equity Blend                                                  .80%
Equity Growth                                                 .80%
Emerging Markets Growth                                      1.00%
Global Growth                                                1.00%
Real Estate                                                   .95%
International Healthcare                                     1.00%
Fixed Income                                                  .65%

The offshore Global Wealth Strategies are charged a combined fee which includes investment advisory and distribution related fees. None of these off-shore funds have breakpoints in the advisory fee schedule. The following table shows the combined fee schedule for the Class A shares of these funds:

Fund                                                          Fee
-------------------------------------------------------------------------
Global Equity Blend                                          1.70%
Global Balanced                                              1.50%
Global Conservative                                          1.25%


The Adviser also provides sub-advisory services to certain other investment companies managed by other fund families. Set forth below are the names and fee schedules of the funds sub-advised by the Adviser that have the same investment styles as the Pooling Portfolios:


Pooling Portfolio             Sub-advised Fund                    Fee Schedule
--------------------------------------------------------------------------------------------------
AllianceBernstein             American Skandia         0.40%
U.S. Large Cap Growth         AST Alliance Growth

AllianceBernstein             Prudential SP            0.60% on first $500M
U.S. Large Cap Growth         Large Cap Growth         0.50% thereafter



ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 237



Pooling Portfolio              Sub-advised Fund                   Fee Schedule
--------------------------------------------------------------------------------------------------
AllianceBernstein              AXA Financial            0.50% of the General Equity/High Yield
U.S. Value Portfolio           EQ/Bernstein             Portfolios' average daily net assets up to and
                               Diversified Value        including $1 billion; 0.40% of the General
                                                        Equity/High Yield Portfolios' average daily
                                                        net assets over $1 billion up to and including
                                                        $2 billion; 0.30% of the General Equity/High
                                                        Yield Portfolios' average daily net assets
                                                        over $2 billion up to and including $3 billion;
                                                        and 0.20% of the General Equity/High Yield
                                                        Portfolios' average daily net assets over
                                                        $3 billion.

AllianceBernstein              AXA Financial            Same As AXA Financial
High Yield Portfolio           AXA Premier VIP          EQ/Bernstein Diversified Value
                               High Yield

AllianceBernstein              SunAmerica               0.35% on first $50M
U.S. Large Cap Growth          Premier Growth           0.30% next $100M
                                                        0.25% thereafter

AllianceBernstein              MassMutual               0.40% on the first $300M
U.S. Large Cap Growth          Large-Cap Growth         0.37% on the next $300M
                                                        0.35% on the next $300M
                                                        0.32% on the next $600M
                                                        0.25% over $1.5B

AllianceBernstein              Phoenix Mid-Cap          0.80%
Small-Mid Cap Growth           Value Series
Portfolio


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the proposed fees of the Strategies with fees charged to other investment companies for similar services by other investment advisers:

                                                   Proposed       Lipper
Name of Strategy                                      Fee         Median
-----------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy            55           .55
AllianceBernstein 2005 Retirement Strategy            55          .522
AllianceBernstein 2010 Retirement Strategy            60          .600
AllianceBernstein 2015 Retirement Strategy            60          .553
AllianceBernstein 2020 Retirement Strategy            65          .553
AllianceBernstein 2025 Retirement Strategy            65          .614
AllianceBernstein 2030 Retirement Strategy            65          .650
AllianceBernstein 2035 Retirement Strategy            65          .575
AllianceBernstein 2040 Retirement Strategy            65          .575
AllianceBernstein 2045 Retirement Strategy            65          .584


238 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Lipper also analyzed the estimated expense ratio of each Strategy in comparison to its Lipper Expense Group*. Lipper describes a Lipper Expense Group as a representative sample of comparable funds. The Lipper analysis reflects the Adviser's agreement to waive its fees and reimburse expenses in order to cap the Strategies' expenses, which is contractually in place for only the current fiscal year. The results of that analysis are set forth below:

                                               Estimated                Lipper
                                                Expense      Lipper     Group
Name of Strategy                                 Ratio       Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy       1.169       1.605        6/8
AllianceBernstein 2005 Retirement Strategy       1.170       1.419        7/9
AllianceBernstein 2010 Retirement Strategy       1.219       1.419        7/9
AllianceBernstein 2015 Retirement Strategy       1.219       1.636      10/14
AllianceBernstein 2020 Retirement Strategy       1.267       1.482        7/9
AllianceBernstein 2025 Retirement Strategy       1.266       1.840       8/13
AllianceBernstein 2030 Retirement Strategy       1.262       1.581       7/19
AllianceBernstein 2035 Retirement Strategy       1.262       1.476      10/13
AllianceBernstein 2040 Retirement Strategy       1.262       1.262        7/8
AllianceBernstein 2045 Retirement Strategy       1.262       1.370        6/7


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See Section IV for discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

Because neither the Strategies nor the Pooling Portfolios has commenced operations, the Adviser is unable to provide historic profitability information in regards to the services it will provide for the Strategies.

Future anticipated profits will include the Adviser's direct profits from managing the Strategies** pursuant to the investment advisory agreement and other non-advisory fees from affiliates that provide transfer agency and distribution related services. Non-advisory fees include transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services to certain of the Pooling Portfolios. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc.


* Lipper uses the following criteria in screening funds to be included in the Retirement Strategy's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

** It should be noted that the Pooling Portfolios will charge no management fees.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 239


("ABIRM"), is the Strategies' principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of each Strategy. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, ABIRM anticipates that ABIRM will pay approximately .04% of average monthly assets of each Strategy for such purposes.

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

Certain of the Pooling Portfolios will likely effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein LLC ("SCB"), and pay commissions during the Strategies' fiscal year.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Strategies reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to


* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


240 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


the extent each Strategy's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE STRATEGIES.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Strategies and the Pooling Portfolios in which the Strategies will invest and provide non-investment services (described in Section II) to the Strategies.

As noted previously, neither the Strategies nor the Pooling Portfolios in which the Strategies will invest has commenced operations. Accordingly, there is no historic performance information for the Strategies or the Pooling Portfolios. However, the Adviser manages other funds of similar classes to the Pooling Portfolios, which Lipper uses as a basis to evaluate the Adviser's performance for the period ended March 31, 2005:

                                     Return          Return         Return
                                  Performance %   Performance %   Performance %
                                  Above Median    Above Median   Above Median
AB Funds Style*         # Funds       1 Year         3 Year         5 Year
-------------------------------------------------------------------------------
US Growth                   4           0%             75%             75%
US Value                    4           0%             75%            100%
US Core/Blend               1           0%             n/a             n/a
Specialty Equity            4         100%             75%             50%
International Equity**      5          80%             75%             33%
Global Equity               2         100%            100%             n/a
Multi-Asset Funds***        4         100%            100%            100%
Taxable Fixed Income        4           0%             33%             25%
-- Sector Funds
Taxable Fixed Income        5          40%             40%             60%
-- Multi Sector Funds


* Excludes funds with inception dates less than 1 year and all institutional funds.

** Excludes AllianceBernstein All Asia Fund, AllianceBernstein New Europe Fund and AllianceBernstein Tax-Managed International Blend Fund because they are no longer in operation.

*** Excludes the following funds: AllianceBernstein Tax-Managed Wealth Preservation Strategy, AllianceBernstein Tax Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy since these funds have been operating with their current investment strategies for a very short period of time.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 241


Lipper also compared the historical performance returns of existing funds or team composites of similar asset classes as the Pooling Portfolios to appropriate benchmark indices*:

                                                              Performance Return for the Period
                               Existing Fund or                     Ended March 31, 2005
Pooling Portfolio               Team Composite                  Fund/Composite           Index
--------------------------------------------------------------------------------------------------
AllianceBernstein         AllianceBernstein Trust Value      1 year          8.98         9.96
U.S. Value Portfolio                                         3 years         6.34         5.73
                                                             Inception       7.15         5.73

AllianceBernstein         AllianceBernstein                  1 year          0.00         1.18
U.S. Large Cap            Large Cap Growth                   3 years        -3.65        -1.16
Growth Portfolio                                             5 years        -13.7       -10.17
                                                             10 years        8.03         7.37
                                                             Inception       8.23         7.90

AllianceBernstein         AllianceBernstein Real Estate      1 year          9.91        10.10
Global Real Estate                                           3 years        17.99        17.92
Investment Portfolio                                         5 years        18.97        19.30
                                                             Inception      12.21        12.97

AllianceBernstein         AllianceBernstein                  1 year         20.28        16.03
International Value       International Value                3 years        18.03        13.52
Portfolio                                                    Inception      14.92         9.25

AllianceBernstein         International Large Growth         1 year         12.99        11.06
International Growth      Composite                          3 years         8.92         8.83
Portfolio                                                    5 years        -3.46        -6.21
                                                             10 years        6.36         3.10
                                                             Inception       7.13         4.28

AllianceBernstein         AllianceBernstein Trust            1 year         11.91        12.82
Small-Mid Cap Value       Small-Mid Cap                      3 years        11.83        10.25
Portfolio                                                    Inception      16.52        12.44

AllianceBernstein         Small / Mid Growth                 1 year          6.03         3.91
Small-Mid Cap Growth      Composite                          3 years         3.84         5.43
Portfolio                                                    Inception      -5.29        -4.37


* The "index" used for comparison purposes are as indicated: AllianceBernstein Trust Value Fund / Lipper Multi Cap Value Average, AllianceBernstein Large Cap Growth Fund / Lipper Large Cap Growth Funds Average, AllianceBernstein Real Estate Fund / Lipper Real Estate Funds Average, AllianceBernstein International Value Fund / Lipper International Multi Cap Value Average, International Large Growth Composite (net of 39 basis points) / MSCI EAFE Growth, AllianceBernstein Trust Small / Mid Cap Value Fund / Lipper Mid Cap Value Average, Small / Mid Cap Growth Composite (net of 54 basis points) / Russell 2500 Growth, SCB Short Duration Plus Fund / Lipper Short Investment Grade Debt Funds Average, AllianceBernstein Quality Bond Fund / Lipper International Investment Grade Debt Funds Average, TIPS Composite (net of 20 basis points) / Lehman 1-10 year TIPS index, AllianceBernstein High Yield / Lipper High Current Yield Funds Average.


242 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                             Performance Return for the Period
                                Existing Fund or                   Ended March 31, 2005
Pooling Portfolio               Team Composite                  Fund/Composite           Index
--------------------------------------------------------------------------------------------------
AllianceBernstein          SCB Short Duration Plus            1 year        -0.21         0.24
Short Duration Bond                                           3 years        2.84         2.86
Portfolio                                                     5 years        4.41         4.30
                                                              10 years       5.02         5.05
                                                              Inception      5.88         6.00

AllianceBernstein          AllianceBernstein Quality          1 year         0.53         0.81
Intermediate Duration      Bond Fund                          3 years        4.94         5.43
Bond Portfolio                                                5 years        6.02         6.38
                                                              Inception      5.91         6.11

AllianceBernstein          TIPS Composite                     1 year         1.59         1.85
Inflation Protected                                           3 years        8.27         8.58
Securities Portfolio                                          5 years        8.32         8.59
                                                              Inception      7.99         8.23

AllianceBernstein          AllianceBernstein High Yield       1 year         5.28         6.30
High Yield Portfolio                                          3 years        8.40         9.59
                                                              5 years        2.84         5.09
                                                              Inception      3.57         4.63

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 243


NOTES


244 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


RS-00-45-0152-0206


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT
-----------      ----------------------
12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Blended Style Series, Inc

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: April 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: April 27, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: April 27, 2006